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CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TE CONNECTIVITY LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

January 19, 2018

Dear Shareholder,

        You are invited to attend the 2018 Annual General Meeting of Shareholders of TE Connectivity Ltd., to be held on Wednesday, March 14, 2018 at 2:00 p.m., Central European Time (9:00 a.m., Eastern Daylight Time), at the Park Hyatt Zürich, Beethoven-Strasse 21, 8002 Zürich, Switzerland. Details of the business to be presented at the meeting can be found in the accompanying Invitation to the Annual General Meeting of Shareholders and Proxy Statement.

        If you cannot attend, you can ensure that your shares are represented at the meeting by casting your vote either electronically at your earliest convenience or by promptly completing, signing, dating and returning your proxy card.

        We look forward to seeing you at the meeting.

Sincerely,

Thomas J. Lynch
Chairman of the Board

TE Connectivity Ltd.
Rheinstrasse 20
CH-8200 Schaffhausen, Switzerland

Tel: +41 (0)52 633 66 61
Fax: +41 (0)52 633 66 99

Contents

	Invitation to the Annual General Meeting of Shareholders	1
	Proxy Statement	4
	Questions and Answers About This Proxy Statement and Voting	4
	Security Ownership of Certain Beneficial Owners and Management	13
•	Agenda Item No. 1—Election of Directors	15
	Nominees for Election	15
	Corporate Governance	22
	The Board of Directors and Board Committees	26
•	Agenda Item No. 2—Election of the Chairman of the Board of Directors	28
•	Agenda Item No. 3—Election of the Members of the Management Development and Compensation Committee	29
	Executive Officers	30
	Compensation Discussion and Analysis	32
	Management Development and Compensation Committee Report	54
	Compensation Committee Interlocks and Insider Participation	54
	Executive Officer Compensation	55
	Compensation of Non-Employee Directors	66
	Certain Relationships and Related Transactions	69
	Section 16(a) Beneficial Ownership Reporting Compliance	70
	Audit Committee Report	70
•	Agenda Item No. 4—Election of the Independent Proxy	72
•	Agenda Item No. 5—Approval of the Annual Report and Financial Statements for the Fiscal Year Ended September 29, 2017	73
•	Agenda Item No. 6—Release of the Members of the Board of Directors and Executive Officers for Activities During the Fiscal Year Ended September 29, 2017	76
•	Agenda Item No. 7—Election of Auditors	77
•	Agenda Item No. 8—Advisory Vote to Approve Named Executive Officer Compensation ("Say on Pay")	80
•	Agenda Item No. 9—Binding Vote to Approve Fiscal Year 2019 Maximum Aggregate Compensation Amount for Executive Management	82
•	Agenda Item No. 10—Binding Vote to Approve Fiscal Year 2019 Maximum Aggregate Compensation Amount for the Board of Directors	85
•	Agenda Item No. 11—Carryforward of Unappropriated Accumulated Earnings	87
•	Agenda Item No. 12—Declaration of Dividend	88
•	Agenda Item No. 13—Authorization Relating to Share Repurchase Program	90
•	Agenda Item No. 14—Renewal of Authorized Capital	92
•	Agenda Item No. 15—Approval of Term Extension of the Tyco Electronics Limited Savings Related Share Plan	94
•	Agenda Item No. 16—Adjournments or Postponements of the Meeting	98
	Additional Information	98
	TE Connectivity 2019 Annual General Meeting of Shareholders	99

2018 Annual General Meeting Proxy Statement            i

ii            2018 Annual General Meeting Proxy Statement

TE CONNECTIVITY LTD.
Rheinstrasse 20
CH-8200 Schaffhausen, Switzerland

Invitation to the Annual General Meeting of Shareholders

Time and Date:	2:00 p.m., Central European Time (9:00 a.m., Eastern Daylight Time), on March 14, 2018
Place:	The Park Hyatt Zürich, Beethoven-Strasse 21, 8002 Zürich, Switzerland
Agenda Items:	1. Election of twelve (12) director nominees proposed by the Board of Directors;
2. Election of the Chairman of the Board of Directors;
3. Election of the members of the Management Development and Compensation Committee;
4. Election of the Independent Proxy;

5. Approval of (i) the 2017 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 29, 2017, the consolidated financial statements for the fiscal year ended September 29, 2017 and the Swiss Compensation Report for the fiscal year ended September 29, 2017), (ii) the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2017, and (iii) the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2017;

6. Release of the members of the Board of Directors and executive officers of TE Connectivity for activities during the fiscal year ended September 29, 2017;

7. Election of (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2018, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next annual general meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next annual general meeting;

8. Advisory Vote to Approve Named Executive Officer Compensation;
9. Binding vote to approve fiscal year 2019 maximum aggregate compensation amount for executive management;
10. Binding vote to approve fiscal year 2019 maximum aggregate compensation amount for the Board of Directors;
11. Carryforward of unappropriated accumulated earnings;
12. Declaration of dividend;
13. Authorization relating to share repurchase program;

2018 Annual General Meeting Proxy Statement            1

14. Renewal of authorized capital;
15. Approval of term extension of the Tyco Electronics Limited Savings Related Share Plan; and
16. Approval of any adjournments or postponements of the meeting.
Persons Who Will Receive Proxy Materials:

Under rules of the Securities and Exchange Commission ("SEC"), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or the Notice, to our shareholders registered in our share register as of the close of business (Eastern Standard Time) on January 10, 2018. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice also instructs you on how you may submit your proxy over the Internet or via mail. You will not receive a printed copy of the proxy materials unless you request one in the manner set forth in the Notice or as otherwise described in the next paragraph. This permits us to conserve natural resources and reduce our printing costs, while giving shareholders a convenient and efficient way to access our proxy materials and vote their shares.

A copy of the proxy materials, including a proxy card, also will be sent to any additional shareholders who are registered in our share register as shareholders with voting rights, or who become beneficial owners through a nominee registered in our share register as a shareholder with voting rights, as of the close of business (Eastern Standard Time) on February 22, 2018.

Admission to Meeting and Persons Eligible to Vote:

Shareholders who are registered with voting rights in our share register as of the close of business (Eastern Standard Time) on February 22, 2018 have the right to attend the Annual General Meeting and vote their shares, or may grant a proxy to vote on each of the agenda items in this invitation and any other matter properly presented at the meeting for consideration.

Shareholders who hold their shares in the name of a bank, broker or other nominee ("Beneficial Owners") should follow the instructions provided by their bank, broker or nominee. Beneficial Owners who have not obtained a proxy from their bank, broker or nominee are not entitled to vote in person at the Annual General Meeting.

2            2018 Annual General Meeting Proxy Statement

Granting of Proxy:

Shareholders of record with voting rights who do not wish to attend the Annual General Meeting have the right to appoint Dr. René Schwarzenbach, Proxy Voting Services GmbH, as independent proxy, pursuant to article 9 of the Swiss Ordinance Against Excessive Compensation at Listed Corporations (the "Swiss Ordinance"), with full rights of substitution, by appointing the independent proxy and voting electronically or submitting a proxy card with your votes. The Swiss Ordinance prohibits from acting as proxies company officers (Organstimmrechtsvertretung) and institutions subject to the Swiss Federal Law on Banks and Savings Banks as well as professional asset managers that hold proxies for holders of record concerning deposited shares (Depotstimmrechtsvertretung).

The proxies granted to the independent proxy must be received no later than 5:00 p.m., Central European Time (12:00 p.m., Eastern Daylight Time) on March 13, 2018. A shareholder of record who gives a proxy may revoke it at any time before it is exercised by giving notice in person of the revocation and voting in person at the meeting, or, subject to timing limitations, by delivering a revocation letter and subsequent proxy card to the independent proxy.

With regard to the items listed on the agenda, or if new agenda items (other than those on the agenda) or new proposals or motions regarding agenda items set out in this Invitation to the Annual General Meeting are being put forth at the meeting, the independent proxy will vote in accordance with the specific instructions of the shareholder, or if selected by the shareholder in granting the proxy as a general instruction, in accordance with the recommendation of the company's Board of Directors at the meeting, or abstain from voting if the shareholder did not provide instructions.

Date of Availability:

Our proxy materials are being made available on or about January 19, 2018 to each shareholder of record of TE Connectivity registered shares at the close of business (Eastern Standard Time) on January 10, 2018.

By order of the Board of Directors,

Harold G. Barksdale
Corporate Secretary

January 19, 2018

2018 Annual General Meeting Proxy Statement            3

PROXY STATEMENT
FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

TE CONNECTIVITY LTD.
TO BE HELD ON WEDNESDAY, MARCH 14, 2018

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving these materials?

        TE Connectivity's Board of Directors is soliciting your proxy to vote at the Annual General Meeting to be held at 2:00 p.m., Central European Time (9:00 a.m., Eastern Daylight Time), on March 14, 2018, at The Park Hyatt Zürich, Beethoven-Strasse 21, 8002 Zürich, Switzerland. The information provided in this proxy statement is for your use in determining how you will vote on the agenda items described within.

        We have made available our proxy materials to each person who is registered as a holder of our shares in the register of shareholders (such owners are often referred to as "holders of record" or "record holders") as of the close of business (Eastern Standard Time) on January 10, 2018. We also will send a copy of the proxy materials, including the proxy card, to any holder of record who requests them in the manner set forth in the Notice and to any additional shareholders who become registered in our share register after the close of business (Eastern Standard Time) on January 10, 2018 and continue to be registered in our share register at the close of business (Eastern Standard Time) on February 22, 2018. Distribution to shareholders of the Notice of Internet Availability of Proxy Materials (the "Notice"), is scheduled to begin on or about January 19, 2018.

        We have requested that banks, brokerage firms and other nominees who hold TE Connectivity shares on behalf of the owners of the shares (such owners are often referred to, and we refer to them below, as "beneficial owners," "beneficial shareholders" or "street name holders") as of the close of business (Eastern Standard Time) on January 10, 2018 forward the Notice to those beneficial shareholders and forward the proxy materials, along with a voting instruction card, for any additional beneficial owners who acquire their shares after January 10, 2018 and continue to hold them at the close of business (Eastern Standard Time) on February 22, 2018. We have agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials. We also have provided for the proxy materials to be sent to persons who have interests in our shares through participation in our employee share purchase plans. These individuals are not eligible to vote directly at the Annual General Meeting, but they may instruct the trustees of these plans how to vote the shares represented by their interests. The proxy card also will serve as voting instructions for the trustees of the plans.

Are proxy materials available on the Internet?

        Yes.

        Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to be Held on March 14, 2018.

        Our proxy statement for the Annual General Meeting to be held on March 14, 2018, other proxy material and our annual report to shareholders for fiscal year 2017 is available at http://www.te.com/TEAnnualMeeting.

        Under SEC rules, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our shareholders registered in our share register as of the close of business (Eastern Standard Time) on January 10,

4            2018 Annual General Meeting Proxy Statement

2018. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice also instructs you on how you may submit your proxy over the Internet or via mail. You will not receive a printed copy of the proxy materials unless you request one in the manner set forth in the Notice or you acquire your shares after January 10, 2018 and continue to be registered in our share register at the close of business (Eastern Standard Time) on February 22, 2018, in which case we will send you the proxy materials. This permits us to conserve natural resources and reduce our printing costs, while giving shareholders a convenient and efficient way to access our proxy materials and vote their shares. Our proxy materials are being made available on or about January 19, 2018.

What agenda items are scheduled to be voted on at the meeting?

        The sixteen (16) agenda items scheduled for a vote are:

    •
    Agenda Item No. 1: To elect twelve (12) nominees proposed by the Board of Directors as directors to hold office until the next annual general meeting of shareholders;

    •
    Agenda Item No. 2: To elect the Chairman of the Board of Directors;

    •
    Agenda Item No. 3: To elect the members of the Management Development and Compensation Committee;

    •
    Agenda Item No. 4: To elect the independent proxy for the 2019 annual general meeting of shareholders;

    •
    Agenda Item No. 5: To approve (i) the 2017 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 29, 2017, the consolidated financial statements for the fiscal year ended September 29, 2017 and the Swiss Compensation Report for the fiscal year ended September 29, 2017), (ii) the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2017, and (iii) the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2017;

    •
    Agenda Item No. 6: To release the members of the Board of Directors and executive officers of TE Connectivity for activities during the fiscal year ended September 29, 2017;

    •
    Agenda Item No. 7: To elect (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2018, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next annual general meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next annual general meeting;

    •
    Agenda Item No. 8: To cast an advisory vote to approve named executive officer compensation;

    •
    Agenda Item No. 9: To cast a binding vote to approve fiscal year 2019 maximum aggregate compensation amount for executive management;

    •
    Agenda Item No. 10: To cast a binding vote to approve fiscal year 2019 maximum aggregate compensation amount for the Board of Directors;

    •
    Agenda Item No. 11: To approve the carryforward of unappropriated accumulated earnings;

    •
    Agenda Item No. 12: To approve a dividend payment to shareholders equal to $1.76 per issued share to be paid in four equal quarterly installments of $0.44 starting with the third

2018 Annual General Meeting Proxy Statement            5

      fiscal quarter of 2018 and ending in the second fiscal quarter of 2019 pursuant to the terms of the dividend resolution;

    •
    Agenda Item No. 13: To approve an authorization relating to our share repurchase program;

    •
    Agenda Item No. 14: To approve a renewal of authorized capital and related amendment to our articles of association;

    •
    Agenda Item No. 15: To approve a term extension of the Tyco Electronics Limited Savings Related Share Plan; and

    •
    Agenda Item No. 16: To approve any adjournments or postponements of the meeting.

What is the recommendation of the Board of Directors on each of the agenda items scheduled to be voted on at the meeting? How do the Board of Directors and executive officers intend to vote with respect to the agenda items?

        TE Connectivity's Board of Directors recommends that you vote FOR each of the agenda items listed above as recommended by our Board of Directors. Our directors and executive officers have indicated that they intend to vote their shares in favor of each of the agenda items, except for Agenda Item No. 6 (Release of the Members of the Board of Directors and Executive Officers of TE Connectivity for Activities during the Fiscal Year ended September 29, 2017), where they are by law precluded from voting their shares. On January 10, 2018, our directors and executive officers and their affiliates beneficially owned approximately 0.7% of the outstanding shares.

What is the difference between being a shareholder of record and a beneficial owner?

        If your shares are registered directly in your name in our share register operated by our stock transfer agent, you are considered the "shareholder of record" of those shares.

        If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf and the broker, bank or nominee is registered in our share register as a shareholder with voting rights, your broker, bank or other nominee is considered the shareholder of record and you are considered the "beneficial owner" or "street name holder" of those shares. In this case, the shareholder of record that is registered as a shareholder with voting rights has forwarded either the Notice or the proxy materials, as applicable, and separate voting instructions, to you. As the beneficial owner, you have the right to direct the shareholder of record how to vote your shares by following the voting instructions they have provided to you. Because you are not the shareholder of record, you may not vote your shares in person at the meeting unless you receive a valid proxy from your broker, bank or other nominee that holds your shares giving you the right to vote the shares in person at the meeting.

Who is entitled to vote?

  Shareholders of record

        All shareholders registered in our share register at the close of business (Eastern Standard Time) on February 22, 2018 are entitled to vote on the matters set forth in this proxy statement and any other matter properly presented at the meeting for consideration, provided such shareholders become registered as shareholders with voting rights by that time. See "—I am a shareholder of record. How do I become registered as a shareholder with voting rights?"

  Beneficial owners

        Beneficial owners whose banks, brokers or nominees are shareholders registered in our share register with respect to the beneficial owners' shares at the close of business (Eastern Standard Time)

6            2018 Annual General Meeting Proxy Statement

on February 22, 2018 are entitled to vote on the matters set forth in this proxy statement and any other matter properly presented at the meeting for consideration, provided such banks, brokers or nominees become registered as shareholders with voting rights. See "—I am a shareholder of record. How do I become registered as a shareholder with voting rights?"

What if I am the record holder or beneficial owner of shares at the close of business (Eastern Standard Time) on January 10, 2018, but sell or otherwise transfer those shares before the close of business (Eastern Standard Time) on February 22, 2018?

        Holders of record and beneficial owners will not be entitled to vote their shares or provide instructions to vote with respect to their shares if they hold shares at the close of business (Eastern Standard Time) on January 10, 2018 but sell or otherwise transfer those shares before the close of business (Eastern Standard Time) on February 22, 2018.

I am a shareholder of record. How do I become registered as a shareholder with voting rights?

        If you are a shareholder of record, you have been registered as a shareholder with voting rights in our share register, unless in certain circumstances (such as failure to comply with particular disclosure requirements set forth in our articles of association) we have specifically advised you that you are registered as a shareholder without voting rights.

How do I attend the Annual General Meeting?

        For admission to the meeting, shareholders and their authorized representatives must bring a valid government-issued photo identification, such as a driver's license or a passport. Shareholders of record with voting rights should bring the Notice or Admission Ticket they have received to the check-in area, where their ownership will be verified. Those who have beneficial ownership of registered shares held by a bank, brokerage firm or other nominee which has voting rights must bring to the check-in area a valid proxy from their banks, brokers or nominees showing that they own TE Connectivity registered shares as of the close of business (Eastern Standard Time) on February 22, 2018.

        Registration at the meeting will begin at 1:00 p.m., Central European Time (8:00 a.m., Eastern Daylight Time) and close at 1:45 p.m., Central European Time (8:45 a.m., Eastern Daylight Time), and the meeting will begin at 2:00 p.m., Central European Time (9:00 a.m., Eastern Daylight Time). See "—How do I vote if I am a shareholder of record?" and "—How do I vote if I am a beneficial shareholder?" for a discussion of who is eligible and how to vote in person at the Annual General Meeting.

        Security measures will be in place at the meeting to help ensure the safety of attendees. Cameras, sound recording devices, signs, photographs and visual displays are not permitted in the meeting without the prior permission of TE Connectivity. We reserve the right to inspect bags, backpacks, briefcases or other packages brought to the meeting. Cell phones and other sound transmitting devices must be turned off during the meeting.

How do I vote if I am a shareholder of record?

        If you are a registered shareholder, you can vote in the following ways:

        At the Annual General Meeting:    If you are a shareholder of record with voting rights of TE Connectivity registered shares who plans to attend the Annual General Meeting and wishes to vote your shares in person, we will give you a ballot at the meeting.

  Even if you plan to be present at the Annual General Meeting, we encourage you to vote by the Internet or complete and mail the proxy card to vote your shares by proxy. If you are a holder of record, you may still attend the Annual General Meeting and vote in person.

2018 Annual General Meeting Proxy Statement            7

        By Internet:    You can vote over the Internet at www.proxyvote.com by following the instructions in the Notice of Internet Availability of Proxy Materials previously sent to you or on the proxy card. By casting votes electronically, you will authorize the independent proxy, Dr. René Schwarzenbach, with full rights of substitution, to vote your shares on your behalf.

        By Mail:    You can vote by marking, dating and signing the proxy card (which will be sent to you at your request in accordance with instructions provided in the Notice) and returning it by mail for receipt by no later than indicated below. By marking, dating, signing and mailing the proxy card as instructed, you authorize the independent proxy, Dr. René Schwarzenbach, with full rights of substitution, to vote your shares on your behalf. If you vote by proxy card/mail, you will need to return via mail your completed proxy card to the independent proxy, Dr. René Schwarzenbach, Proxy Voting Services GmbH, in the postage pre-paid return envelope provided with the proxy card.

  In order to assure that your votes are tabulated in time to be voted at the Annual General Meeting, you must vote electronically by 5:00 p.m., Central European Time (12:00 p.m., Eastern Daylight Time) on March 13, 2018, or submit your proxy card by mail so that it is received by 5:00 p.m., Central European Time (12:00 p.m., Eastern Daylight Time) on March 13, 2018.

        If you have voted electronically or timely submitted a properly executed proxy card, your shares will be voted by the independent proxy as you have instructed. If any other matters are properly presented at the meeting, the independent proxy will either (i) vote the shares represented by your completed proxy in accordance with the specific instructions given by you, (ii) if selected by you in granting your proxy (as a general instruction), in accordance with the recommendation of the company's Board of Directors at the meeting, or (iii) if no instructions are given, abstain from voting your shares.

How do I vote if I am a beneficial shareholder?

        General:    If you hold your shares in street name, you should provide instructions to your bank or broker on how you wish your vote to be recorded by following the instructions on your voting instruction form supplied by your bank or broker with these proxy materials.

        At the Annual General Meeting:    If you are a shareholder who owns shares in street name, you are not entitled to vote in person at the Annual General Meeting unless you have a valid proxy, executed in your favor, from the bank, broker or nominee holder of record of your shares. We will then give you a ballot at the meeting.

Can I vote by Internet?

        Yes. If you are a shareholder of record, see the Internet voting instructions provided on the Notice or proxy card. If you are a beneficial owner, see the voting instruction card provided by your bank, broker or other nominee.

Can I vote by telephone?

        If you are a shareholder of record, you cannot vote by telephone. If you are a beneficial owner, see the voting instruction card provided by your broker, bank or other nominee for telephone voting instructions.

Can I appoint TE Connectivity officers as my proxy?

        In accordance with Swiss regulations, shareholders may not appoint company officers as proxies.

8            2018 Annual General Meeting Proxy Statement

If my shares are held in "street name" by my broker, will my broker vote my shares for me?

        We recommend that you contact your broker. Your broker can give you directions on how to instruct the broker to vote your shares. If you have not provided instructions to the broker, your broker will be able to vote your shares with respect to "routine" matters but not "non-routine" matters pursuant to New York Stock Exchange ("NYSE") rules. We believe the following agenda items will be considered non-routine under NYSE rules and therefore your broker will not be able to vote your shares with respect to these agenda items unless the broker receives appropriate instructions from you: Agenda Item No. 1 (Election of Directors), Agenda Item No. 2 (Election of Chairman of the Board), Agenda Item No. 3 (Election of Members of Management Development and Compensation Committee), Agenda Item No. 6 (Release of the Members of the Board of Directors and Executive Officers of TE Connectivity for Activities During the Fiscal Year Ended September 29, 2017), Agenda Item No. 8 (Advisory Vote to Approve Named Executive Officer Compensation), Agenda Item No. 9 (Binding Vote to Approve Fiscal Year 2019 Maximum Aggregate Compensation Amount for Executive Management), Agenda Item No. 10 (Binding Vote to Approve Fiscal Year 2019 Maximum Aggregate Compensation Amount for the Board of Directors), and Agenda Item No. 15 (Term Extension of the Tyco Electronics Limited Savings Related Share Plan).

What will happen if I don't vote my shares?

        If you are a shareholder of record and you do not vote electronically or sign and return a proxy card with votes indicated, no votes will be cast on your behalf on any of the items of business at the meeting. If you are a shareholder of record and you return a signed proxy card but make no specific direction as to how your shares are to be voted, the independent proxy will vote your shares in accordance with the general instruction "FOR" each of the director nominees and "FOR" each of the other agenda items (including each subpart thereof) and in accordance with the recommendation of the Board of Directors.

        If you are a beneficial shareholder and you do not provide voting instructions to your bank or broker, subject to any contractual arrangements, your bank or broker may vote your shares in its discretion on all agenda items except Agenda Item No. 1 (Election of Directors), Agenda Item No. 2 (Election of Chairman of the Board), Agenda Item No. 3 (Election of Members of Management Development and Compensation Committee), Agenda Item No. 6 (Release of the Members of the Board of Directors and Executive Officers of TE Connectivity for Activities During the Fiscal Year Ended September 29, 2017), Agenda Item No. 8 (Advisory Vote to Approve Named Executive Officer Compensation), Agenda Item No. 9 (Binding Vote to Approve Fiscal Year 2019 Maximum Aggregate Compensation Amount for Executive Management), Agenda Item No. 10 (Binding Vote to Approve Fiscal Year 2019 Maximum Aggregate Compensation Amount for the Board of Directors), and Agenda Item No. 15 (Term Extension of Tyco Electronics Limited Savings Related Share Plan), and no votes will be cast on your behalf on Agenda Items No. 1, No. 2, No. 3, No. 6, No. 8, No. 9, No. 10 and No. 15.

How many shares can vote at the Annual General Meeting?

        Our registered shares are our only class of voting stock. As of January 10, 2018, there were 351,372,828 registered shares issued and outstanding and entitled to vote; however, shareholders who are not registered in our share register as shareholders or do not become registered as shareholders with voting rights as of the close of business (Eastern Standard Time) on February 22, 2018 will not be entitled to attend, vote at or grant proxies to vote at, the Annual General Meeting. See "—I am a shareholder of record. How do I become registered as a shareholder with voting rights?" Shares duly represented at the Annual General Meeting will be entitled to one vote per share for each matter presented at the Annual General Meeting. Shareholders who are registered in our share register as of the close of business (Eastern Standard Time) on February 22, 2018 and who are registered with voting

2018 Annual General Meeting Proxy Statement            9

rights may vote in person at the Annual General Meeting as discussed under "—How do I vote if I am a shareholder of record?—At the Annual General Meeting."

What quorum is required for the Annual General Meeting?

        The presence, in person or by proxy, of at least the majority of the registered shares entitled to vote constitutes a quorum for the conduct of business at the Annual General Meeting.

What vote is required for approval of each agenda item and what is the effect of broker non-votes and abstentions?

        The following agenda items require the affirmative vote of a majority of the votes cast at the Annual General Meeting, whether in person or by proxy. A majority means at least half plus one additional vote of the votes which are cast at a general meeting of shareholders.

  •
  Agenda Item No. 1: Election of twelve (12) director nominees proposed by the Board of Directors;

  •
  Agenda Item No. 2: Election of the Chairman of the Board of Directors;

  •
  Agenda Item No. 3: Election of the members of the Management Development and Compensation Committee;

  •
  Agenda Item No. 4: Election of the Independent Proxy;

  •
  Agenda Item Nos. 5.1, 5.2 and 5.3: Approval of (i) the 2017 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 29, 2017, the consolidated financial statements for the fiscal year ended September 29, 2017 and the Swiss Compensation Report for the fiscal year ended September 29, 2017), (ii) the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2017, and (iii) the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2017;

  •
  Agenda Item Nos. 7.1, 7.2 and 7.3: Election of (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2018, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next annual general meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next annual general meeting;

  •
  Agenda Item No. 8: Advisory Vote to Approve Named Executive Officer Compensation;

  •
  Agenda Item No. 9: Binding vote to approve fiscal year 2019 maximum aggregate compensation amount for executive management;

  •
  Agenda Item No. 10: Binding vote to approve fiscal year 2019 maximum aggregate compensation amount for the Board of Directors;

  •
  Agenda Item No. 11: Carryforward of unappropriated accumulated earnings;

  •
  Agenda Item No. 12: Declaration of dividend;

  •
  Agenda Item No. 13: Authorization relating to share repurchase program;

  •
  Agenda Item No. 15: Approval of term extension of the Tyco Electronics Limited Savings Related Share Plan; and

  •
  Agenda Item No. 16: Approval of any adjournments or postponements of the meeting.

10            2018 Annual General Meeting Proxy Statement

        The following agenda item requires the affirmative vote of a majority of the votes cast at the Annual General Meeting, whether in person or by proxy, not counting the votes of any member of the Board of Directors or any executive officer of TE Connectivity.

  •
  Agenda Item No. 6: The release of the members of the Board of Directors and executive officers for activities during the fiscal year ended September 29, 2017.

        The following agenda item requires the affirmative vote of two-thirds of the share votes represented and the absolute majority of the par value of the registered shares with voting rights that are represented at the Annual General Meeting in person or by proxy.

  •
  Agenda Item No. 14: Renewal of authorized capital.

        Registered shares which are represented by broker non-votes (which occur when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner) and registered shares which are cast as abstentions on any matter, are counted towards the determination of a quorum but will not be counted as a vote cast and will be disregarded and have no effect on the proposal, except that the approval of Agenda Item No. 15 is subject to shareholder approval per NYSE rules. Under these rules, abstentions will count as votes cast and will have the same effect as votes cast against Agenda Item No. 15. Broker non-votes are not considered to be votes cast under NYSE requirements and therefore will not affect the voting results of Agenda Item No. 15.

Who will count the votes and certify the results?

        An independent vote tabulator will count the votes. Broadridge Financial Solutions has been appointed by the Board of Directors as the independent inspector of election and will determine the existence of a quorum, validity of proxies and ballots, and certify the results of the voting.

If I vote and then want to change or revoke my vote, may I?

        If you are a shareholder of record and have (i) voted via the Internet, you may change your vote and revoke your proxy by submitting subsequent voting instructions via the Internet by the deadline for Internet voting; (ii) submitted a proxy card to the independent proxy, you may change or revoke your vote by submitting a revocation letter and new proxy card directly to the independent proxy so that it is received by no later than 5:00 p.m., Central European Time (12:00 p.m., Eastern Daylight Time) on March 13, 2018; or (iii) either voted via the Internet or submitted a proxy card to the independent proxy, you may appear in person at the meeting and give notice in person of the revocation of your prior vote by the applicable method and vote in person by ballot.

        Written revocations to the independent proxy should be directed to the following address: Dr. René Schwarzenbach, Proxy Voting Services GmbH, Grossmunsterplatz 1, Postfach 173, CH-8024 Zurich, Switzerland.

        Your presence without voting at the meeting will not automatically revoke your proxy, and any revocation during the meeting will not affect votes previously taken at the meeting.

        If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf, follow the voting instructions provided to you with these materials to determine how you may change your vote.

2018 Annual General Meeting Proxy Statement            11

Can I sell my shares before the meeting if I have voted?

        Yes. TE Connectivity does not block the transfer of shares before the meeting. However, unless you are a shareholder of record with voting rights at the close of business (Eastern Standard Time) on February 22, 2018, your vote will not be counted.

Are shareholders permitted to ask questions at the meeting?

        During the Annual General Meeting, shareholders may ask questions or make comments relating to agenda items when permitted by the moderator.

Whom may I contact for assistance?

        You should contact D. F. King & Co., Inc., whom we have engaged as a proxy solicitor for the Annual General Meeting. The contact information for D. F. King is below:

    D. F. King & Co., Inc.
    (800) 848-3402 (US callers only)
    +1 (212) 269-5550
    Email: TEL@dfking.com (reference TE Connectivity in the subject line)

12            2018 Annual General Meeting Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the number of outstanding shares of TE Connectivity beneficially owned as of January 10, 2018 by each current director and nominee, each executive officer named in the Summary Compensation table and all of our executive officers, directors and nominees as a group. The address of our executive officers, directors and nominees is c/o TE Connectivity, 1050 Westlakes Drive, Berwyn, Pennsylvania 19312.

Beneficial Owner	Number of Shares Beneficially Owned(1)
Directors, Nominees and Executive Officers:
Terrence R. Curtin(2)(3)(4)	585,532
Thomas J. Lynch(2)(3)(4)(5)	711,408
Joseph B. Donahue(2)(4)(6)	160,083
John S. Jenkins, Jr.(2)(4)	122,524
Steven T. Merkt(2)(4)	120,534
Heath A. Mitts(2)(4)	19,775
Pierre R. Brondeau(3)	33,418
Carol A. ("John") Davidson(3)	8,588
William A. Jeffrey(3)	14,717
Yong Nam(3)	14,613
Daniel J. Phelan(3)	31,571
Paula A. Sneed(3)	34,548
Abhijit Y. Talwalkar(3)	3,486
Mark C. Trudeau(3)	4,988
John C. Van Scoter(3)(7)	35,783
Laura H. Wright(3)	8,940
All directors, nominees and executive officers as a group (22 persons)(4)(5)(7)(8)	2,369,770

(1)
The number shown reflects the number of shares owned beneficially as of January 10, 2018 based on information furnished by the persons named, public filings and TE Connectivity records. Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Except as otherwise indicated in the notes below and subject to applicable community property laws, each owner has sole voting and sole investment power with respect to all shares beneficially owned by such person. To the extent indicated in the notes below, shares beneficially owned by a person include shares of which the person has the right to acquire beneficial ownership within 60 days after January 10, 2018. All current directors, nominees and executive officers as a group beneficially owned 0.7% of the outstanding shares as of January 10, 2018. No current director, nominee or executive officer appearing in the above table beneficially owned 1% or more of the outstanding shares as of January 10, 2018.

(2)
The named person is named in the Summary Compensation table as an executive officer.

(3)
The named person is a director and nominee for director.

(4)
Includes shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days after January 10, 2018 as follows: Mr. Curtin—527,724; Mr. Lynch—517,903; Mr. Donahue—114,425; Mr. Jenkins—105,787; Mr. Merkt—107,912; Mr. Mitts—19,775; all executive officers as a group—1,757,498.

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(5)
Includes 15,000 shares held by a charitable remainder trust.

(6)
Mr. Donahue retired as an executive officer of the company on December 31, 2017.

(7)
Includes 400 shares held by Mr. Van Scoter's spouse and 22,627 shares held by a limited liability company owned by Mr. Van Scoter and his spouse.

(8)
Includes 18,676 shares held in a family trust over which an executive officer has dispositive power.

        The following table sets forth the information indicated for persons or groups known to us to be beneficial owners of more than 5% of our outstanding shares beneficially owned as of January 10, 2018.

Name and Address of Beneficial Owner	Number of Shares	Percentage of Class
Dodge & Cox(1) 555 California Street, 40th Floor San Francisco, CA 94104	27,613,637	7.8%
Harris Associates L.P.(2) 111 S. Wacker Drive, Suite 4600 Chicago, IL 60606	27,326,054	7.7%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	21,993,700	6.2%
Capital World Investors(4) 333 South Hope Street Los Angeles, CA 90071	18,624,571	5.3%

(1)
This information is based on a Schedule 13G/A filed with the SEC on March 20, 2017 by Dodge & Cox, which reported sole voting power and sole dispositive power as follows: sole voting power—26,632,113 and sole dispositive power—27,613,637.

(2)
This information is based on a Schedule 13G/A filed with the SEC on February 10, 2017 by Harris Associates L.P. and its general partner, Harris Associates Inc., which reported sole voting power and sole dispositive power as follows: sole voting power—24,619,685 and sole dispositive power—27,326,054. As a result of advisory and other relationships with persons who own the shares, Harris Associates L.P. may be deemed to be the beneficial owner of the shares.

(3)
This information is based on a Schedule 13G/A filed with the SEC on February 10, 2017 by The Vanguard Group, which reported sole voting power, sole dispositive power and shared dispositive power as follows: sole voting power—485,363, sole dispositive power—21,431,800, and shared dispositive power—561,900.

(4)
This information is based on a Schedule 13G filed with the SEC on February 13, 2017 by Capital World Investors, which reported sole voting power and sole dispositive power as follows: sole voting power—18,624,571, and sole dispositive power—18,624,571.

14            2018 Annual General Meeting Proxy Statement

 AGENDA ITEM NO. 1—ELECTION OF DIRECTORS

Motion Proposed by the Board of Directors

        At the Annual General Meeting, upon the recommendation of the Nominating, Governance and Compliance Committee, the Board of Directors proposes twelve (12) nominees for individual election as directors to hold office until the Annual General Meeting of shareholders in 2019. All nominees are current directors of TE Connectivity Ltd. All nominees are listed below with brief biographies.

Vote Requirement to Elect Directors

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of the election of each of the twelve (12) nominees for director.

Recommendation

        The Board of Directors recommends a vote "FOR" the election of each of the twelve (12) nominees for director.

 NOMINEES FOR ELECTION

Qualifications of Nominees Recommended by the Board of Directors

        The board as a whole is constituted to be strong in its collective knowledge of and diversity of experience in accounting and finance, management and leadership, vision and strategy, business operations, business judgment, crisis management, risk assessment, industry knowledge, corporate governance and global markets. The Nominating, Governance and Compliance Committee designs searches for candidates to fill vacancies on the board and makes recommendations for director nominations to the board. When preparing to search for a new director, the committee takes into account the experience, qualifications, skills and expertise of the board's current members. The committee seeks candidates who have a history of achievement and leadership and are experienced in areas relevant to the company's business such as international trade, finance, technology, manufacturing processes and marketing. The committee also considers independence, as defined by applicable law, stock exchange listing standards and the categorical standards listed in the company's Board Governance Principles, which are set forth in the "Board Organization and Independence of its Members" section of the Principles, and which can be found on the company's website at http://www.te.com/aboutus/boardofdirectors.asp.

        The professional experience, qualifications, skills and expertise of each nominee is set forth below. The Board and the company believe that all nominees possess additional qualities, business knowledge and personal attributes valuable to their service on the Board and that all have demonstrated commitment to ethical and moral values and personal and professional integrity.

        Pierre R. Brondeau, 60, joined our Board of Directors in June 2007, immediately following our separation from Tyco International Ltd. ("Tyco International"). Dr. Brondeau has been President, Chief Executive Officer and a Director of FMC Corporation, a global chemical company, since January 2010 and has served as Chairman of its Board of Directors since October 2010. Prior to joining FMC Corporation, he was President and Chief Executive Officer of Dow Advanced Materials, a manufacturer of specialty materials and a wholly-owned subsidiary of the Dow Chemical Company, upon the April 2009 merger of Rohm & Haas Company and Dow Chemical Company, until September 2009. From 2008 to 2009, Dr. Brondeau served as President and Chief Operating Officer of Rohm & Haas Company and from 2006 to 2008, as Executive Vice President of electronics materials and specialty materials of Rohm & Haas Company. He also has served as Vice-President, Business Group Executive, Electronic Materials, President and Chief Executive Officer, Rohm & Haas Electronic Materials LLC, and Regional Director, Europe, from 2003 to 2006, and previously as Vice-President,

2018 Annual General Meeting Proxy Statement            15

Business Group Director, Electronic Materials, President and Chief Executive Officer, Shipley Company, LLC, from 1999 to 2003. Dr. Brondeau received a master's degree from Universite de Montpellier and a Doctorate from Institut National des Sciences appliquees de Toulouse. Dr. Brondeau is a former Director of Marathon Oil Corporation.

        Dr. Brondeau has over 23 years of executive leadership experience, including 18 years of senior executive experience, at large multi-national public companies engaged in the specialty materials and chemicals industries. He has over 28 years of international business experience in the United States and Europe, and significant expertise in finance and mergers and acquisitions, as well as other areas of business.

        Terrence R. Curtin, 49, joined our Board of Directors in March 2016. Mr. Curtin has served as the Chief Executive Officer of TE Connectivity since March 2017. Previously Mr. Curtin served as President of TE Connectivity from March 2015 and immediately prior to that served as Executive Vice President and President, Industrial Solutions since August 2012. Previously he served as Executive Vice President and Chief Financial Officer from October 2006 through July 2012. Mr. Curtin served on the TE Connectivity Board prior to the separation and was Vice President and Corporate Controller at Tyco Electronics since 2001. Prior to joining TE Connectivity, Mr. Curtin worked for Arthur Andersen LLP. Mr. Curtin has a Bachelor's degree in Accounting from Albright College.

        Mr. Curtin has extensive knowledge of our company and executive leadership experience having served as an employee of ours since 2001 and having served in executive leadership positions at TE Connectivity since 2006 including having served as our Chief Executive Officer since March 2017. In his prior role as President, Mr. Curtin was responsible for all of TE's connectivity and sensor businesses and mergers and acquisitions activities. In his prior role as President, Industrial Solutions, Mr. Curtin was responsible for the operations and strategic direction of TE's Industrial, Energy, and Aerospace, Defense, Oil and Gas businesses. As TE's Executive Vice President and Chief Financial Officer, Mr. Curtin was responsible for developing and implementing the financial strategy for TE and for creating the financial infrastructure necessary to drive the company's financial direction, vision and compliance initiatives. Before joining TE, Mr. Curtin was employed by Arthur Andersen LLP where he served in the audit and accounting advisory services group with a focus on large multinational public companies. Mr. Curtin is also a Certified Public Accountant. Mr. Curtin's extensive background and knowledge of TE and his background in finance and accounting make him well suited to serve on the Board of Directors.

        Carol A. ("John") Davidson, 62, joined our Board of Directors in March 2016. From January 2004 to September 2012, Mr. Davidson served as the Senior Vice President, Controller and Chief Accounting Officer of Tyco International Ltd., a provider of diversified industrial products and services. Between 1997 and 2004, Mr. Davidson held a variety of leadership roles at Dell Inc., a computer and technology services company, including the positions of Vice President, Audit, Risk and Compliance, and Vice President, Corporate Controller. From 1981 to 1997, Mr. Davidson held a variety of accounting and financial leadership roles at Eastman Kodak Company, a provider of imaging technology products and services. He holds a Bachelor of Science in Accounting from St. John Fisher College and an MBA from the University of Rochester. Mr. Davidson is a director of DaVita Inc., Legg Mason, Inc. and Pentair plc.

        Mr. Davidson is a Certified Public Accountant with more than 30 years of leadership experience across multiple industries and brings a strong track record of building and leading global teams and implementing governance and controls processes. He also serves on the Board of Governors of the Financial Industry Regulatory Authority (FINRA), an independent regulator of securities firms. In addition, until December 2015, he was a member of the Board of Trustees of the Financial Accounting Foundation which oversees financial accounting and reporting standards setting processes for the United States. Mr. Davidson's significant experience with complex accounting and financial issues

16            2018 Annual General Meeting Proxy Statement

combined with his knowledge of public reporting requirements and processes bring accounting and financial management insight to the Board. Mr. Davidson meets the SEC definition of audit committee financial expert and brings seven years of public company directorship experience to the Board.

        The Honorable Dr. William A. Jeffrey, 58, joined our Board of Directors in March 2012. Since September 2014, Dr. Jeffrey has been Chief Executive Officer of SRI International, a research and development organization serving government and industry. From September 2008 through August 2014, Dr. Jeffrey was Chief Executive Officer and President of HRL Laboratories, LLC, an automotive, aerospace and defense research and development laboratory. From 2007 through 2008, he was the Director of the Science and Technology Division of the Institute for Defense Analyses and prior to that he was Director of the National Institute of Standards and Technology from 2005. From 2002 to 2005, Dr. Jeffrey served in the White House as Senior Director of Homeland and National Security and Assistant Director of Space and Aeronautics in the Executive Office of the President, Office of Science and Technology Policy. He began his career at the Institute for Defense Analyses in 1988. Dr. Jeffrey holds a Ph.D. and master's degree in Astronomy from Harvard University and a bachelor of science degree in physics from Massachusetts Institute of Technology.

        Dr. Jeffrey brings exceptional technical and scientific expertise and leadership experience to the Board as CEO of a private technology research organization with broad technical experience relevant to TE's major markets as well as in innovation strategies, particularly as related to research and development. He has almost 20 years of government executive experience and experience in U.S. public policy.

        Thomas J. Lynch, 63, was appointed Chairman of our Board of Directors on January 7, 2013, and has served on our Board of Directors since early 2007. Mr. Lynch has served as the Executive Chairman of TE Connectivity since March 2017 and served as Chief Executive Officer of TE Connectivity from January 2006 to March 2017. Previously, he was President of Tyco Engineered Products and Services since joining Tyco International in September 2004. Prior to joining Tyco International, Mr. Lynch was at Motorola where he was Executive Vice President and President and Chief Executive Officer, Personal Communications Sector from August 2002 to September 2004; Executive Vice President and President, Integrated Electronic Systems Sector from January 2001 to August 2002; Senior Vice President and General Manager, Satellite & Broadcast Network Systems, Broadband Communications Sector from February 2000 to January 2001; and Senior Vice President and General Manager, Satellite & Broadcast Network Systems, General Instrument Corporation from May 1998 to February 2000. Mr. Lynch holds a bachelor of science degree in commerce from Rider University. Mr. Lynch is a Director of Thermo Fisher Scientific Inc. and Cummins Inc., and on the boards of trustees for The Franklin Institute, Philadelphia, PA, and Rider University, Lawrenceville, NJ.

        Mr. Lynch has extensive executive leadership experience in the electronics industry, having served as our chief executive officer for eleven years and, before that, as lead executive of business units at the company's former parent. He has gained international expertise through management of the company's world-wide presence and as a member of the U.S.-China Business Council through December 2017. Mr. Lynch's education in accounting and commerce and experience on the audit, compensation and nominating committees of the board of another large corporation provide him with valuable perspective for service on our Board.

        Yong Nam, 69, joined our Board of Directors in March 2012. Since April 2013, Mr. Nam has served as an advisor to the chief executive officer of Daelim Industrial Co. Ltd., the engineering, construction and petrochemical operations affiliate of Daelim Group, a Korean company. From April 2011 until March 2015, he served as an advisor to LG Electronics, Inc., a global provider of consumer electronics, mobile communications and home appliances. From 2007 through March 2011, Mr. Nam served as Vice Chairman and Chief Executive Officer of LG Electronics. He previously served as President of LG Corp., the global conglomerate of the LG group of companies, from 2006 to 2007, and

2018 Annual General Meeting Proxy Statement            17

as Chief Executive Officer of LG Telecom from 1998 until 2006. Mr. Nam's 35 year career with LG began in 1976. Mr. Nam received a bachelor's degree in economics from Seoul National University. Mr. Nam is a Director of ADT Korea, a commercial and residential security services provider since June 2014 and previously served as a director of GS Retail, a South Korean retailer, until May 2014 and Pohang Iron and Steel Company (POSCO) until March 2013.

        Mr. Nam has over 38 years of international business experience in the United States and Asia with a global conglomerate where his responsibilities and focus have included strategy, marketing, information technology and operations. Mr. Nam's experience in the corporate office, telecommunications and electronics industries includes 23 years of executive leadership, of which he spent 12 years in CEO positions and four years as vice chairman. Mr. Nam's global business perspective makes him a valuable contributor to the vision of the company.

        Daniel J. Phelan, 68, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Mr. Phelan was Chief of Staff of GlaxoSmithKline, a manufacturer of pharmaceuticals, vaccines and consumer health-related products, from 2008 until his retirement in December 2012, following which he consulted for GlaxoSmithKline until the end of 2013. He was Senior Vice President of Human Resources of GlaxoSmithKline from 1994 to 2008. As Chief of Staff, Mr. Phelan was responsible for information technology, human resources, corporate strategy and development, worldwide real estate and facilities, environmental health and safety, and global security. Mr. Phelan received bachelor's and law degrees from Rutgers University and a master's degree from Ohio State University. Mr. Phelan is a Director of Indivior PLC and is chairman of its Remuneration Committee.

        Mr. Phelan brings a range of valuable expertise to the Board. He was chief of staff of a large global health products and pharmaceuticals manufacturer and served for over 18 years in executive positions where his responsibilities have included information technology, human resource management, strategy, real estate, environmental concerns and global security. In addition, he holds a law degree and has experience advising chief executives, as well as experience in labor law and labor relations and employment law and practice, executive compensation, mergers, acquisitions and divestitures, succession planning, leadership development and education, international business and pension and benefits design and management.

        Paula A. Sneed, 70, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Ms. Sneed is Chair and Chief Executive Officer of Phelps Prescott Group, LLC, a strategy and management consulting firm, since 2008. Previously, she was Executive Vice President of Global Marketing Resources and Initiatives for Kraft Foods, Inc., a worldwide producer of branded food and beverage products, until her retirement in December 2006. She served as Group Vice President and President of Electronic-Commerce and Marketing Services for Kraft Foods North America, part of Kraft Foods, Inc., from 2000 until 2004, and Senior Vice President, Global Marketing Resources and Initiatives from December 2004 to July 2005. She joined General Foods Corporation (which later merged with Kraft Foods) in 1977 and held a variety of marketing, general management and executive positions, including leading operating divisions and sectors. Ms. Sneed received a bachelor's degree from Simmons College and an MBA from Harvard Graduate School of Business. Ms. Sneed is a Director of Charles Schwab Corporation and served as a Director of Airgas, Inc. until May 2016.

        Ms. Sneed brings proven leadership in strategy development as CEO of a strategy and management consulting firm for ten years, and previously as the executive vice president managing a global marketing function and several business divisions of a large public company for over 14 years. For over 25 years, in a global organization, she demonstrated expertise in all aspects of marketing and general management. She has over 40 years of experience in corporate and non-profit leadership roles. Ms. Sneed also has over 23 years of corporate director experience including service on audit,

18            2018 Annual General Meeting Proxy Statement

compensation and nominating and governance committees, bringing valuable insight to our Board, and has a master's degree in business administration.

        Abhijit Y. Talwalkar, 53, joined our Board of Directors in March 2017. He is the former President and Chief Executive Officer of LSI Corporation, a leading provider of silicon, systems and software technologies for the storage and networking markets, a position he held from May 2005 until the completion of LSI's merger with Avago Technologies in May 2014. From 1993 to 2005, Mr. Talwalkar was employed by Intel Corporation, the largest semiconductor manufacturer in the industry. At Intel, he held a number of senior management positions, including Corporate Vice President and Co-General Manager of the Digital Enterprise Group, which was comprised of Intel's business client, server, storage and communications businesses, and as Vice President and General Manager for the Intel Enterprise Platform Group, where he focused on developing, marketing, and driving Intel business strategies for enterprise computing. Prior to joining Intel, Mr. Talwalkar held senior engineering and marketing positions at Sequent Computer Systems, a multiprocessing computer systems design and manufacturer that later became a part of IBM; Bipolar Integrated Technology, Inc., a VLSI bipolar semiconductor company; and Lattice Semiconductor Inc., a service driven developer of programmable design solutions widely used in electronic systems. Mr. Talwalkar has a B.S. degree in electrical engineering from Oregon State University.

        Mr. Talwalkar served as a member of the board of directors of LSI Corporation from May 2005 to May 2014 and the U.S. Semiconductor Industry Association, a semiconductor industry trade association from May 2005 to May 2014. He was additionally a member of the U.S. delegation for World Semiconductor Council proceedings. Since 2011, Mr. Talwalkar has served on the board of directors of Lam Research Corporation and became Lam's Lead Independent Director in August of 2015. He is the current chair of the Nominating and Governance committee and presided as Chair of the Compensation Committee from 2012 to 2015. Since May 2016, Mr. Talwalkar has been serving as the Chairman of the Board for iRhythm Technologies, a healthcare technology company that specializes in cardiac monitoring and the diagnoses of arrhythmias and is a director of Advanced Micro Devices, Inc., a global semiconductor company since June 2017.

        Mr. Talwalkar brings experience as a public company executive officer and director, along with a proven record of executive leadership including ten years as a chief executive officer. His experience in marketing, mergers and acquisitions and other business and operations experience will bring relevant insight to the Board.

        Mark C. Trudeau, 56, joined our Board of Directors in March 2016. Since June 2013, Mr. Trudeau has been President, Chief Executive Officer and a director of Mallinckrodt plc, a global business that develops, manufactures, markets and distributes specialty pharmaceuticals and therapies. Prior to that, Mr. Trudeau served as Senior Vice President and President of the Pharmaceuticals business of Covidien plc beginning in February 2012. He joined Covidien from Bayer HealthCare Pharmaceuticals LLC USA, the U.S. healthcare business of Bayer AG, where he served as Chief Executive Officer. He simultaneously served as President of Bayer HealthCare Pharmaceuticals, the U.S. organization of Bayer's global pharmaceuticals business. In addition, he served as Interim President of the global specialty medicine business unit from January to August 2010. Prior to joining Bayer in 2009, Mr. Trudeau headed the Immunoscience Division at Bristol-Myers Squibb. During his 10-plus years at Bristol-Myers Squibb, he served in multiple senior roles, including President of the Asia/Pacific region, President and General Manager of Canada and General Manager/Managing Director in the United Kingdom. Mr. Trudeau was also with Abbott Laboratories, serving in a variety of executive positions, from 1988 to 1998. Mr. Trudeau holds a Bachelor's degree in Chemical Engineering and an MBA, both from the University of Michigan.

        Mr. Trudeau brings experience as a public company executive officer and director, along with a proven record of executive leadership and strong global business expertise including in the areas of

2018 Annual General Meeting Proxy Statement            19

strategy, operations and management, as well as other areas of business. Mr. Trudeau has over 27 years of leadership positions at global companies which makes him well suited to provide valuable insight to our board and meets the SEC definition of an audit committee financial expert.

        John C. Van Scoter, 56, joined our Board of Directors in December 2008. From February 2010 to June 2017 Mr. Van Scoter served as Chief Executive Officer, President and a director of eSolar, Inc., a producer of modular, scalable concentrating solar thermal power technology. From 2005 through 2009, he was Senior Vice President of Texas Instruments Incorporated, a global semiconductor company. During his more than 25 year career at Texas Instruments, he also held positions as General Manager of the Digital Light Processing (DLP®) Products Division and various Digital Signal Processor business units, manager of application specific integrated circuit (ASIC) product development and engineering, product engineer and technical sales engineer. Mr. Van Scoter holds a bachelor of science degree in mechanical engineering from the University of Vermont.

        Mr. Van Scoter brings significant technology and leadership experience to the Board. His training in mechanical engineering and experience as a product engineer, and over 26 years of experience in the semi-conductor market, give him a unique background to assist the company in technology matters. Mr. Van Scoter also has experience in managing research and development, operations and manufacturing, as well as consumer channel marketing which provide useful insights to the company. His over 30 years of management and executive positions with a large public technology company and his close ties with sustainability issues and related best practices also are valuable to the Board.

        Laura H. Wright, 57, joined our Board of Directors in March 2014. Since her retirement in 2012 as Chief Financial Officer of Southwest Airlines, a provider of air transportation in the United States, she founded GSB Advisors, to provide strategic and financial consulting to growth and non-profit companies. During her 25 year career at Southwest, she served in a variety of financial roles including Chief Financial Officer, Senior Vice President Finance, Treasurer and Assistant Treasurer. She began her career at Arthur Young & Co. in 1982 as a member of their tax staff, following which she became a Tax Manager from 1986 through 1988. Ms. Wright holds bachelor and master of science degrees in accounting from the University of North Texas. She is a Trustee of Pebblebrook Hotel Trust, a publicly traded hotel and real estate investment trust, since 2009, and serves on the Board of CMS Energy, a publicly traded company and its subsidiary Consumers Energy, since February 2013.

        Ms. Wright brings 25 years of large public company leadership experience, including nine as Chief Financial Officer and six as Treasurer. As a former Chief Financial Officer and Treasurer, she brings finance experience, including corporate financial reporting, risk management, capital markets, investor relations, tax, strategy, and mergers and acquisitions to the Board. She also brings eight years of public company directorship experience to the Board and meets the SEC definition of an audit committee financial expert. In accordance with the rules of the NYSE, the Board of Directors has determined that Ms. Wright's simultaneous service on the audit committees of Pebblebrook Hotel Trust, CMS Energy and Consumers Energy (a publicly traded subsidiary of CMS Energy) does not impair her ability to effectively serve also on our Audit Committee.

        The Board of Directors has concluded that the experience, qualifications, skills and expertise described above qualify the nominees to serve as Directors of the company.

Board Diversity

        The Nominating, Governance and Compliance Committee regularly reviews the composition of the Board in light of the company's businesses, strategic plan, structure and the current global business and economic environment. The Board demands the highest standards of individual and corporate integrity and is dedicated to diversity, fair treatment, mutual respect and trust. Although the Board does not have a specific board diversity policy, it is constituted of individuals possessing diverse business experience, education, vision, and industry and global market knowledge.

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Shareholder Recommendations

        The Nominating, Governance and Compliance Committee will consider all shareholder recommendations for candidates for the Board, which should be sent to the Nominating, Governance and Compliance Committee, c/o Harold G. Barksdale, Secretary, TE Connectivity, Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland. In addition to considering candidates suggested by shareholders, the committee considers candidates recommended by current directors, company officers, employees and others. The committee screens all candidates in the same manner regardless of the source of the recommendation. The committee's review is typically based on any written materials provided with respect to the candidate. The committee determines whether the candidate meets the company's general qualifications and specific qualities and skills for directors (see above) and whether requesting additional information or an interview is appropriate.

2018 Annual General Meeting Proxy Statement            21

 CORPORATE GOVERNANCE

Governance Principles

        The company's Board Governance Principles, which include guidelines for determining director independence and qualifications for directors, can be found on the company's website at http://www.te.com/aboutus/boardofdirectors.asp. Corporate governance developments are regularly reviewed by the Board in order to appropriately modify the Board Governance Principles, committee charters and policies.

Board Leadership Structure

        To conduct its business the Board maintains three standing committees: Audit, Management Development and Compensation, and Nominating, Governance and Compliance, each of which are comprised entirely of independent directors. The Nominating, Governance and Compliance Committee recommends to shareholders, for election, the Chairman of the Board of Directors, and the directors assigned to the Management Development and Compensation Committee.

        Assignment to, and the chair of, the Audit Committee, and the chair of the Management Development and Compensation Committee, are recommended by the Nominating, Governance and Compliance Committee for selection by the Board. The independent directors as a group elect the members and the chair of the Nominating, Governance and Compliance Committee.

        The Nominating, Governance and Compliance Committee reviews the Board's organization annually and recommends appropriate changes to the Board. The Board determines the appropriate leadership structure for the company, subject to shareholder approval of the Chairman of the Board.

        Annually, the Nominating, Governance and Compliance Committee coordinates an evaluation and assessment of the Board's performance and procedures, including its organization, governance structure and effectiveness. As part of the Board leadership and succession planning completed for fiscal year 2012, the Board of Directors elected Thomas Lynch as Chairman of the Board and also created and elected a Lead Independent Director on January 7, 2013. Pierre Brondeau has served as our Lead Independent Director since December 2014.

        In electing Dr. Brondeau as Lead Independent Director, the Board determined his depth of experience in industrial companies, global leadership abilities, tenure on the Board and grasp of the principal challenges and opportunities facing the company would facilitate the board's continued consideration and deliberation of matters most critical to the company, while maintaining the company's strong commitment to independent governance.

        In order to provide an effective counterbalancing governance structure, the Board has appointed a Lead Independent Director, whose duties include:

  •
  with Chairman, director and management input, establishing and approving the agenda for Board meetings and ensuring sufficient time for discussion of agenda items;

  •
  chairing an executive session of the independent directors at each formal Board meeting;

  •
  calling and chairing additional meetings of the independent directors where and when appropriate;

  •
  responding to shareholder inquiries if required;

  •
  serving as a liaison between the Chairman and independent directors and facilitating communication among directors and between the Board and the CEO;

  •
  working with the Chairman and CEO to approve information sent to the Board; and

22            2018 Annual General Meeting Proxy Statement

  •
  fulfilling other responsibilities as determined by the Board.

        In fiscal year 2015, as part of the Board of Director's succession planning, Terrence Curtin was appointed President of the company and elected to the Board of Directors by shareholders at the annual shareholders meeting on March 2, 2016. On September 29, 2016, the Board of Directors appointed Mr. Curtin to succeed Mr. Lynch as Chief Executive Officer of TE Connectivity Ltd. and appointed Mr. Lynch to continue as the Executive Chairman of the Company effective March 8, 2017, thereby causing the positions of the Chairman of the Board and Chief Executive Officer to be split between Messrs. Lynch and Curtin. On December 14, 2017, Mr. Lynch announced his retirement as Executive Chairman of the Company effective March 14, 2018. If elected by shareholders on March 14, 2018, Mr. Lynch will serve as a member of the Board of Directors and Non-Executive Chairman of the Board of Directors.

        In nominating Mr. Lynch to serve as Non-Executive Chairman of the Board of Directors, the Board determined his deep knowledge of the company's operations, strategy and risk management practices and appreciation of the principal challenges and opportunities facing the company best position him to serve as Chairman.

        The Board is normally constituted of between ten and thirteen directors and is comprised of a substantial majority of independent directors. All directors are annually elected by a majority of share votes cast at the annual general meeting of shareholders.

Board Oversight of Risk Management

        The Board of Directors is responsible for appraising the company's major risks and overseeing that appropriate risk management and control procedures are in place. The Board must understand the risks facing the company as a function of its strategy, provide oversight of the processes put in place to identify and manage risk and manage those risks (for example, in relation to executive compensation and succession) that only the Board is positioned to manage. The Board is responsible for determining that senior executives take the appropriate steps to manage all major risks. Management has day-to-day responsibility for assessing and managing the company's particular exposures to risk.

        The Audit Committee of the Board meets to review and discuss, as determined to be appropriate, with management, the internal auditor and the independent registered public accounting firm the company's major financial and accounting risk exposures and related policies and practices to assess and control such exposures, and assist the Board in fulfilling its oversight responsibilities regarding the company's policies and guidelines with respect to risk assessment and risk management.

        The Management Development and Compensation Committee reviews the company's risks related to chief executive officer succession and succession plans for senior executives, overall compensation structure, incentive compensation plans and equity-based plans, policies and programs, severance programs, change-of-control agreements and benefit programs. The committee meets, as appropriate, with the internal and/or external auditors to discuss management and employee compliance with the compensation, incentive, severance and other benefit programs and policies under the committee's jurisdiction.

        The Nominating, Governance and Compliance Committee reviews the company's policies and risks related to related person transactions required to be disclosed pursuant to U.S. securities rules, the effectiveness of the company's environmental, health and safety management program, the company's enterprise-wide risk assessment processes and the company's compliance programs.

        The Board's role in risk oversight of the company is consistent with the company's leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the company's risk exposure, and the Board and its committees providing oversight in connection with those efforts.

2018 Annual General Meeting Proxy Statement            23

Director Independence

        The Board has determined that ten of the twelve director nominees are independent. For a director to be considered independent, the Board must make an affirmative determination that a director meets the stringent guidelines for independence set by the Board. These guidelines either meet or exceed the NYSE listing standards' independence requirements. The guidelines include a determination that the director has no current or prior material relationships with TE Connectivity (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company), aside from his or her directorship, that could affect his or her judgment.

        The independence guidelines also include the determination that certain limits to annual sales to or purchases from entities for which a director serves as an executive officer, and limits on direct compensation from the company for directors and certain family members (other than fees paid for board or committee service), are not exceeded and other restrictions.

        Based on the review and recommendation by the Nominating, Governance and Compliance Committee, the Board analyzed the independence of each director nominee and determined that the following director nominees meet the standards of independence under our director independence guidelines and applicable NYSE listing standards, and that each of them is free of any relationship that would interfere with his or her individual exercise of independent judgment: Pierre R. Brondeau, Carol A. ("John") Davidson, William A. Jeffrey, Yong Nam, Daniel J. Phelan, Paula A. Sneed, Abhijit Y. Talwalkar, Mark C. Trudeau, John C. Van Scoter and Laura H. Wright. The Board also previously reached this independence determination for Juergen W. Gromer who was not nominated for re-election at the March 2017 annual general meeting because he reached the Board's retirement age.

Guide to Ethical Conduct

        All directors, officers and employees of TE Connectivity are required to review and affirm that they understand and are in compliance with the policies and principles contained in TE Connectivity's code of ethical conduct set forth in the company's manual, "Connecting with our Values: TE Connectivity Guide to Ethical Conduct." The guide is published in the TE Corporate Responsibility section of TE Connectivity's website under "Governance—Compliance" at http://www.te.com/usa-en/about-te/corporate-responsibility/governance/ombudsman/ethical-conduct.html.

        Directors are required to promptly inform the chair of the Nominating, Governance and Compliance Committee of actual or potential conflicts of interest.

        TE Connectivity has an Office of the Ombudsman established by our Audit Committee which ensures a direct, confidential and impartial avenue to raise any concern or issue with compliance or ethics, including concerns about the company's accounting, internal accounting controls or auditing matters, with the Board. The office is designed to field compliance concerns from external constituencies—investors, suppliers and customers—as well as TE Connectivity employees.

        Reporting directly to the Audit Committee of the Board of Directors, the Ombudsman's office is independent of functional management. It seeks the fair, timely and impartial resolution of all compliance and ethics issues. Employees have a number of vehicles to raise issues within TE Connectivity, including a confidential, toll-free phone number and a confidential submission system via the Internet. Concerns also may be sent directly to the Board by mail or by email.

        All concerns are received and promptly reviewed by the Ombudsman and are responded to as quickly as possible. All accounting, audit or control concerns are sent to, and will be addressed by, the Board's Audit Committee.

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Communicating Concerns to Directors

        Any shareholder or interested party who wishes to contact members of the TE Connectivity Board of Directors, including the chairman or the non-management directors as a group, may do so by mailing written communications to:

    TE Connectivity Board of Directors
    Attn: Ombudsman
    1050 Westlakes Drive
    Berwyn, PA 19312
    USA

        Inquiries and concerns also can be submitted anonymously and confidentially through the Ombudsman to the TE Connectivity Board of Directors by email to directors@te.com or through the Internet at http://www.te.com/usa-en/about-te/corporate-responsibility/governance/ombudsman.html.

Voting Standards for the Election of Directors

        Directors are elected by an affirmative vote of a majority of the votes cast, in person or by proxy, at a general meeting of shareholders and serve until the next annual general meeting of shareholders. In an uncontested election of directors, any nominee for director who does not receive at least half plus one additional vote of the share votes cast at the meeting is not elected to the Board.

Voting Standards for Amendments to the Articles of Association

        The articles of association may be amended, in whole or in part, by the Board, subject to approval by the affirmative vote of the holders of record:

  •
  in the case of article 1 (with respect to domicile), article 2 (purpose), article 4 (with respect to the creation of preferred shares and an increase in capital out of equity, against contributions in kind, or for the purpose of acquisition of assets, or the granting of special privileges), article 5 (with respect to an increase in authorized share capital and the limitation or withdrawal of preemptive rights) and article 6 (with respect to an increase in conditional share capital and the limitation or withdrawal of advance subscription rights), of at least two-thirds of the votes represented and the absolute majority of the par value of the votes represented, in person or by proxy, at a general meeting of shareholders;

  •
  in the case of article 17, paragraph 5 (no shareholder action by written consent), article 18, paragraphs 3 and 4 and article 34 (provisions relating to "freeze-out" of business combinations with "interested shareholders" (as defined in the articles of association)), and article 18, paragraph 6 (80% vote requirement for certain article amendments), of 80% of the total votes of shares outstanding and entitled to vote on the relevant record date with respect thereto; and

  •
  in the case of all other articles, of a majority of the votes cast, in person or by proxy, at a general meeting of shareholders (a "majority" means at least half plus one additional vote of the share votes cast, not counting abstentions, broker non-votes, blank or invalid ballots).

2018 Annual General Meeting Proxy Statement            25

THE BOARD OF DIRECTORS AND BOARD COMMITTEES

Board of Directors

        The Board of Directors currently consists of twelve directors, all of whom are nominees for election. The Board held five meetings in fiscal year 2017. All of our twelve incumbent directors attended 100% of the total number of meetings of the Board and committees on which they served in fiscal year 2017. It is the policy of the Board that directors are expected to attend the annual general meeting of shareholders. All twelve of the directors then serving attended the 2017 annual general meeting of shareholders.

        An annual performance evaluation is conducted by the Board and each of its committees to determine whether they are functioning effectively. The Nominating, Governance and Compliance Committee plans and recommends to the Board the method of evaluation. In 2017 the Company's General Counsel was appointed by the Board to gather information from directors through individual discussions and interviews and to report results back to the Nominating, Governance and Compliance Committee for consideration of actions to be taken as a result of the evaluation.

Board Committees

        The Board has adopted written charters for each of its three standing committees: the Audit Committee, the Management Development and Compensation Committee and the Nominating, Governance and Compliance Committee. The charters can be found on the company's website at http://www.te.com/aboutus/boardofdirectors.asp. Each Board committee reports to the Board on their activities at each regular Board meeting.

        The Board has determined that all members of the Audit, Management Development and Compensation, and Nominating, Governance and Compliance Committees are independent and satisfy the relevant SEC, NYSE and TE Connectivity additional independence requirements for the members of such committees.

Board and Committee Advisors

        Consistent with their respective charters, the Board and its committees may retain their own advisors as they determine necessary to carry out their responsibilities.

Audit Committee

        The members of the Audit Committee are directors Laura Wright, who chairs the committee, John Davidson, Abhijit Talwalker and Mark Trudeau. Mr. Talwalkar became a member of the Audit Committee on March 8, 2017. Juergen Gromer was a member of the committee through March 8, 2017, prior to leaving the Board. The Board has determined that each of Ms. Wright and Messrs. Davidson and Trudeau are "audit committee financial experts," as defined under SEC rules. The Audit Committee primarily is concerned with the quality and integrity of the company's annual and quarterly financial statements, including its financial and accounting principles, policies and practices, and its internal control over financial reporting; the qualifications, independence and performance of the company's independent registered public accounting firm and lead audit partner and the company's Swiss registered auditor; review and oversight of the company's internal audit function; compliance with legal and regulatory requirements; review of financial and accounting risk exposure; assisting the Board in fulfilling its oversight responsibilities regarding the company's financial and accounting policies and processes with respect to risk assessment and risk management; and procedures for handling complaints regarding accounting or auditing matters. The committee also oversees the company Ombudsman and the company's Guide to Ethical Conduct. The Audit Committee met ten times in fiscal year 2017. The committee's report appears on pages 70-71.

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Management Development and Compensation Committee

        The members of the Management Development and Compensation Committee are directors Daniel Phelan, who chairs the committee, Paula Sneed and John Van Scoter. This committee is responsible to ensure succession of senior leadership; review plans for the development of the organization; review and approve compensation, benefits and human resources policies and objectives and whether the company's officers, directors and employees are compensated in accordance with these policies and objectives; review and approve compensation of the company's executive officers other than the Chief Executive Officer and the President and, recommend the Chief Executive Officer and the President's compensation for approval by the independent members of the Board; and review and approve management incentive compensation policies and programs and equity compensation programs for employees. This committee met five times in fiscal year 2017. The committee's report appears on page 54. Additional information on the committee's processes and procedures for consideration of executive compensation are addressed in "Compensation Discussion and Analysis" which follows.

Nominating, Governance and Compliance Committee

        The members of the Nominating, Governance and Compliance Committee are directors Pierre Brondeau, who chairs the committee, William Jeffrey and Yong Nam. This committee's responsibilities include the selection of director nominees for the Board and the development and review of our Board Governance Principles. The committee annually reviews director compensation and benefits in conjunction with the Management Development and Compensation Committee; oversees the annual self-evaluations of the Board and its committees, as well as director performance; and makes recommendations to the Board concerning the structure and membership of the Board committees. The committee also oversees our environmental, health and safety management system and compliance programs. This committee held four meetings in fiscal year 2017.

Meetings of Non-Management Directors

        The non-management directors met without any management directors or employees present four times in fiscal year 2017. Dr. Brondeau, as the Lead Independent Director, presided at these meetings.

Non-Management Directors' Compensation in Fiscal 2017

        Non-management directors' compensation is established collaboratively by the Nominating, Governance and Compliance and the Management Development and Compensation Committees. Compensation of non-management directors in fiscal year 2017 is described under "Compensation of Non-Employee Directors."

Non-Management Directors' Stock Ownership

        To help align Board and shareholder interests, directors are encouraged to own, at a minimum, TE Connectivity stock or stock units equal to five times the annual cash retainer (a total of $450,000, based on the $90,000 annual cash) within five years of joining the Board. Once a director satisfies the minimum stock ownership recommendation, the director will remain qualified, regardless of market fluctuations, under the guidelines unless the director sells shares of stock that were considered in determining that the ownership amount was met. Each non-employee director receives TE Connectivity common shares as the equity component of their compensation. As of fiscal 2017 year-end, all of the directors met, or in the case of Messrs. Talwalkar and Trudeau, are on track to meeting, their stock ownership requirements.

2018 Annual General Meeting Proxy Statement            27

 AGENDA ITEM NO. 2—ELECTION OF THE CHAIRMAN
OF THE BOARD OF DIRECTORS

Motion Proposed by the Board of Directors

        At the Annual General Meeting, upon the recommendation of the Nominating, Governance and Compliance Committee, the Board of Directors proposes Thomas J. Lynch for election as Chairman of the Board to hold office until the annual general meeting of shareholders in 2019.

Explanation

        Swiss regulations provide that shareholders must elect the chair of the company's Board of Directors. Mr. Lynch is the current Chairman of TE Connectivity Ltd. His biography appears above, as well as an explanation as to why the Board of Directors considers Mr. Lynch to be the most appropriate person to serve as Chairman. Effective March 8, 2017, Terrence Curtin succeeded Mr. Lynch as Chief Executive Officer of TE Connectivity and Mr. Lynch currently serves as Executive Chairman. On December 14, 2017, Mr. Lynch announced his retirement as Executive Chairman of the Company effective March 14, 2018. If elected by shareholders, Mr. Lynch will serve as Non-Executive Chairman of the Board of Directors.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

Vote Requirement to Elect Chairman

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of the election of the Chairman of the Board of Directors.

Recommendation

        The Board of Directors recommends a vote "FOR" the election of Thomas J. Lynch as Chairman of the Board of Directors.

28            2018 Annual General Meeting Proxy Statement

 AGENDA ITEM NO. 3—ELECTION OF THE MEMBERS OF THE
MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE

Motion Proposed by the Board of Directors

        At the Annual General Meeting, upon the recommendation of the Nominating, Governance and Compliance Committee, the Board of Directors proposes the election of each of Daniel J. Phelan, Paula A. Sneed and John C. Van Scoter individually as members of the Management Development and Compensation Committee to hold office until the annual general meeting of shareholders in 2019.

Explanation

        Swiss regulations provide that shareholders must individually elect the members of the Management Development and Compensation Committee of the company's Board of Directors. All nominees are current directors of TE Connectivity Ltd. Mr. Phelan, Ms. Sneed and Mr. Van Scoter currently serve on the committee. The brief biographies of all nominees are listed above.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

Vote Requirement to Elect Committee Members

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of the individual election of each of the members of the Management Development and Compensation Committee.

Recommendation

        The Board of Directors recommends a vote "FOR" the election of each of Daniel J. Phelan, Paula A. Sneed and John C. Van Scoter to the Management Development and Compensation Committee.

2018 Annual General Meeting Proxy Statement            29

EXECUTIVE OFFICERS

        The following table presents information with respect to our executive officers as of January 19, 2018.

Name	Age	Position(s)
Terrence R. Curtin	49	Chief Executive Officer and Director
Mario Calastri	60	Senior Vice President and Treasurer
John S. Jenkins, Jr.	52	Executive Vice President and General Counsel
Shad W. Kroeger	49	President, Communications Solutions
Thomas J. Lynch*	63	Executive Chairman
Steven T. Merkt	50	President, Transportation Solutions
Heath A. Mitts	46	Executive Vice President and Chief Financial Officer
Timothy Murphy	50	Senior Vice President and Chief Human Resource Officer, Global Human Resources
Robert J. Ott	56	Senior Vice President and Corporate Controller
Eric J. Resch	60	Senior Vice President and Chief Tax Officer
Kevin N. Rock	60	President, Industrial Solutions
Joan E. Wainwright	57	President, Channel and Customer Experience

*
On December 14, 2017, Mr. Lynch announced his retirement as Executive Chairman of the Company effective March 14, 2018. Mr. Lynch has been nominated for, and will continue to serve on, the Board of Directors of the Company and as the Non-Executive Chairman of the Board of Directors, if elected at the Annual General Meeting of Shareholders on March 14, 2018.

        See "Nominees for Election" for additional information concerning Mr. Curtin who also is a nominee for director and Mr. Lynch who also is a nominee for director and for Chairman of the Board.

        Mario Calastri has been Senior Vice President and Treasurer of TE Connectivity since our separation from Tyco International in June 2007 and he served on the TE Connectivity Board prior to the separation. He served as interim Chief Financial Officer of TE Connectivity from March 2016 to September 2016. Mr. Calastri was Vice President and Assistant Treasurer of Tyco International between 2005 and June 2007. Prior to joining Tyco International, Mr. Calastri was Vice President, Finance and Planning for IBM Global Financing EMEA in 2004 and Assistant Treasurer of IBM Corporation from 1999 to 2003.

        John S. Jenkins, Jr. has been Executive Vice President and General Counsel at TE Connectivity since October 2012. Additionally, beginning in 2017 Mr. Jenkins assumed responsibility for bringing TE's industry-leading connectivity solutions, engineering, and operations to the emerging markets with focus on India, China, and South America. Previously he was Vice President, Corporate Secretary and International General Counsel for Tyco International from 2005 and prior to joining Tyco International in 2003, was a litigator with McGuireWoods, LLP.

        Shad W. Kroeger has been President, Communications Solutions at TE Connectivity since November 2017. Mr. Kroeger previously served as the Senior Vice President and General Manager for the Appliances business unit at TE Connectivity since 2013. Since joining TE Connectivity in 1995,

30            2018 Annual General Meeting Proxy Statement

Mr. Kroeger has held leadership positions in general management, strategy, product management, sales and engineering and his roles have spanned the automotive, industrial and consumer markets.

        Steven T. Merkt has been President, Transportation Solutions at TE Connectivity since August 2012. Mr. Merkt previously served as President of TE Connectivity's Automotive business since May 2011 and has held various leadership positions in general management, operations, engineering, marketing, supply chain and new product launches since joining TE Connectivity in 1989.

        Heath A. Mitts has been Executive Vice President and Chief Financial Officer at TE Connectivity since September 2016. Previously he was Senior Vice President and Chief Financial Officer at IDEX Corporation, a globally diversified company specializing in fluid, metering, health and science technologies, as well as fire, safety and other products, from March 2011 until September 2016. Mr. Mitts joined IDEX as Vice President, Corporate Finance in September 2005.

        Timothy Murphy has been Senior Vice President and Chief Human Resource Officer, Global Human Resources at TE Connectivity since March 2016. Previously he was Vice President, Human Resources for the Transportation Solutions business segment from January 2015 to February 2016 and Vice President, Global Talent Management for TE Connectivity from November 2011 to December 2014. Prior to joining TE, Mr. Murphy held various business partner positions and served for three years in international human resource assignments over a nearly 20 year human resource career at Merck.

        Robert J. Ott has been Senior Vice President and Corporate Controller of TE Connectivity since our separation from Tyco International in June 2007. Prior to that, he was Vice President, Corporate Audit of Tyco International from March 2003 to June 2007 and Vice President of Finance—Corporate Governance of Tyco International from August 2002 until March 2003. Prior to joining Tyco International, Mr. Ott was Chief Financial Officer of Multiplex, Inc. from 2001 to 2002 and Chief Financial Officer of SourceAlliance, Inc. from 2000 to 2001.

        Eric J. Resch has been Senior Vice President and Chief Tax Officer of TE Connectivity since our separation from Tyco International in June 2007 and he served on the TE Connectivity Board prior to the separation. He was Vice President, Tax Reporting of Tyco International from 2003 until June 2007. Prior to joining Tyco International, Mr. Resch was Director, Tax Reporting for United Technologies Corporation from 2001 to 2003.

        Kevin N. Rock has been President, Industrial Solutions at TE Connectivity since March 2015. Prior to that he was President of the Industrial Solutions segment's Aerospace, Defense and Marine business unit from August 2006. Mr. Rock joined TE Connectivity in January 1982 as Sales Engineer and was named Vice President, Americas Region, Consumer, Computer and Communications business unit in 2001.

        Joan E. Wainwright has been President, Channel and Customer Experience at TE Connectivity since January 2013. Prior to that she was Senior Vice President, Channel, Marketing and Communications from May 2011. Ms. Wainwright joined TE Connectivity in June 2006 as Senior Vice President, Communications and Public Affairs and was named Senior Vice President, Marketing and Communications in February 2008. Previously, she served as Vice President, Public Affairs and Vice President, Corporate Communications for Merck & Co., Inc. from June 2000 to June 2006. Ms. Wainwright also served as Deputy Commissioner of Communications for the U.S. Social Security Administration and in the communications and public relations departments of the University Health System of New Jersey, the Children's Hospital of Philadelphia, the University of Delaware and Villanova University.

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 COMPENSATION DISCUSSION AND ANALYSIS

Introduction

        Our Management Development and Compensation Committee (the "MDCC") is responsible for establishing and overseeing compensation programs that comply with TE Connectivity's executive compensation philosophy. As described in this Compensation Discussion and Analysis ("CD&A"), the MDCC follows a disciplined process for setting executive compensation. This process involves analyzing factors such as company performance, individual performance, strategic goals and competitive market data to arrive at each element of compensation. The Board must approve compensation decisions for the Executive Chairman and the Chief Executive Officer, and the MDCC approves compensation decisions for all other executive officers. An independent compensation consultant helps the MDCC by providing advice, information, and an objective opinion.

        This CD&A will focus on the compensation awarded to TE Connectivity's "named executive officers"—the Chief Executive Officer, Executive Chairman, Chief Financial Officer, and the three other most highly compensated executive officers. The following table shows the named executive officers and their primary compensation for fiscal year 2017. Typically there are five named executive officers, but for fiscal 2017 there are six because two individuals served as Chief Executive Officer during the year. You can find more complete information about all elements of compensation for the named executive officers in the following discussion and in the Summary Compensation table that appears on page 55.

Name	Title	Base Salary	Annual Incentive (cash bonus)	Long-Term Incentive (Options, PSUs and RSUs)(1)
Terrence R. Curtin(2)	Chief Executive Officer; Former President	$1,024,231	$2,239,875	$6,893,385
Thomas J. Lynch(3)	Executive Chairman; Former Chief Executive Officer	$1,041,923	$2,565,675	$3,977,335
Heath A. Mitts	EVP and Chief Financial Officer	$610,000	$844,637	$2,014,791
Joseph B. Donahue	EVP and Chief Operating Officer	$695,780	$938,051	$2,333,507
Steven T. Merkt	President, Transportation Solutions	$606,399	$933,977	$2,227,037
John S. Jenkins, Jr.	EVP and General Counsel	$551,455	$763,572	$1,741,631

(1)
Value at date of grant; not necessarily the value the executive will realize.

(2)
Mr. Curtin became Chief Executive Officer effective March 8, 2017.

(3)
Mr. Lynch served as Chief Executive Officer until March 8, 2017; he served as Executive Chairman the remainder of fiscal year 2017.

Executive Officer Transition

        On March 8, 2017, Mr. Curtin was appointed to the role of Chief Executive Officer of TE Connectivity Ltd. Mr. Lynch remained with the Company as Executive Chairman. On December 14, 2017, Mr. Lynch announced his retirement as Executive Chairman of the Company effective March 14, 2018. Mr. Lynch has been nominated for, and will continue to serve on, the Board of Directors of the Company and as the Non-Executive Chairman of the Board of Directors, if elected at the Annual General Meeting of Shareholders on March 14, 2018. In addition, Mr. Donahue retired from his executive officer role effective December 31, 2017 and will be assuming a part-time role in 2018 as special advisor to the Chief Executive Officer.

        Compensation actions related to the transition are discussed further in the Compensation Discussion and Analysis.

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Fiscal 2017 Executive Compensation Highlights and Governance

        This section identifies the most significant decisions and changes made regarding TE Connectivity's executive compensation in fiscal year 2017.

  Shareholder Approval of Compensation

        At the last annual general meeting held on March 8, 2017, shareholders expressed support for our executive compensation programs, with 94.82% of votes cast at the meeting voting to ratify the compensation of our named executive officers. Although the advisory shareholder vote on executive compensation is non binding, the MDCC has considered, and will continue to consider, the outcome of the vote and the sentiments of our shareholders when making future compensation decisions for the named executive officers. Based on the results from our last annual general meeting, the MDCC believes shareholders support the company's executive compensation philosophy and the compensation paid to the named executive officers.

        Under Swiss law, shareholders also have the right to vote on the maximum aggregate compensation that will be paid to the Board of Directors and executive management. This requirement was effective with compensation paid or awarded starting in fiscal year 2016. At the 2017 annual general meeting shareholders approved the maximum aggregate compensation amounts to be paid to both the Board of Directors and executive management for fiscal year 2018, with 99.77% and 98.79% of votes cast respectively.

        At our 2018 annual general meeting the Company will request shareholder approval for the maximum aggregate compensation for fiscal year 2019 for both the Board of Directors and executive management. In addition, as is required under U.S. law, the company will request non-binding shareholder approval of the fiscal 2017 compensation of our named executive officers. Requests for shareholder approval can be found in Agenda Items No. 8, No. 9 and No. 10.

  Fiscal Year 2017 Compensation Summary

        We continue to use annual and long-term incentive awards to create an executive compensation program that is performance-driven. About 88% of total target direct compensation for our CEO and 79% of total target direct compensation for our other named executive officers is performance based. Our performance based compensation directly ties executive pay to financial results and stock performance. Currently, all long-term compensation is delivered in the form of equity awards, primarily stock options and performance stock units. These awards ensure that pay opportunities are linked to shareholder return and also maximize share ownership by our executive officers. See pages 41-49 for the elements of our compensation programs and key fiscal year 2017 performance metrics.

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        Compensation decisions made during fiscal year 2017 were aligned with our pay for performance philosophy and supported recent organizational changes. The following table provides highlights of recent compensation decisions affecting our named executive officers.

Pay Component	2017 Actions		For More Information, See Page:
Base salaries Fixed cash compensation for core duties	•	Mr. Curtin received a total 31.0% increase to base salary in fiscal year 2017 in recognition of his appointment to CEO.	41-42
	•	Mr. Lynch received a new base salary aligned with his new responsibilities as Executive Chairman.
	•	No other named executive officer received a base salary increase in fiscal year 2017.
Annual incentives Variable cash incentives to reward executive officers for achieving pre-determined financial or strategic performance goals	Payouts ranged from 149.8% to 181.2% of target based on performance against goals for revenue, operating income, EPS and key performance indicator.		42-45
Annual long-term incentives Variable equity grants that recognize executives' contributions and align executives with shareholders in focusing on long-term growth and stock performance	The planning values* for the annual grants ranged from $1,400,000 to $6,500,000 and were delivered in the form of stock options (50%), and Performance Stock Units (PSUs) (50%). Fiscal year 2015 grants of PSUs with a three-year performance cycle vested in December 2017 above the target range based on our EPS growth relative to the Standard & Poor's 500 Non-Financial Companies Index.		48
*
The planning value is used to determine the number of PSUs and stock options that are awarded to eligible equity award participants, and may be different than the grant date fair value of the awards. See page 48 for more information.

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  Governance

        Key executive compensation practices are summarized below. We believe these practices promote good governance and serve the interests of our shareholders.

What We Do

✓	Link pay to performance with a high percentage of variable compensation	✓	Include a "clawback" provision in all executive officer incentive award agreements (both annual and long-term)
✓	Perform annual say-on-pay advisory vote for shareholders	✓	Maintain robust stock ownership requirements for executives (6x CEO, 3x executive officers)
✓	Perform mandatory (under Swiss Law) say-on-pay vote for maximum aggregate compensation for Board of Directors and	✓	Include performance criteria in incentive plans to maximize tax deductibility
	executive management	✓	Retain a fully independent external compensation consultant whose independence is
✓	Follow terms and conditions of executive compensation plans that are included in our		reviewed annually by the MDCC
	articles of association and have been approved by shareholders	✓	Provide only limited non-business aircraft usage to the Executive Chairman and CEO
✓	Align executive compensation with shareholder returns through long-term incentives	✓	Maintain an insider trading policy applicable to all executive officers and employees
✓	Design compensation programs to mitigate undue risk-taking	✓	Review share utilization annually
✓	Cap incentive compensation payments for individuals including our CEO

What We Do Not Do

x	Provide tax gross-ups for executive officers except under our broad-based relocation	x	Provide tax gross-ups for personal aircraft use
	program*	x	Provide excise tax gross-ups
x	Provide perquisites for executive officers except for limited non-business aircraft usage for our	x	Re-price underwater stock options
	Executive Chairman and CEO	x	Allow hedging or pledging of TE securities

*
exception was made to gross-up the value of Mr. Lynch's retirement gift

Swiss Law Requirements—Swiss Ordinance

        In 2013, a set of corporate governance and executive compensation rules were adopted by the Swiss government, specifically the Swiss Ordinance Against Excessive Compensation in Listed Stock Companies (and are referred to in the CD&A as the "Swiss Ordinance"). The rules under the Swiss Ordinance became effective on January 1, 2014 (subject to various transitional periods), and the company has taken a number of actions to comply with the rules.

        Amendments to our articles of association were approved at our annual general meeting of shareholders on March 3, 2015. The Company amended its articles of association to describe certain corporate governance matters and executive compensation principles and to comply with the Swiss Ordinance. Among the items covered in the amended articles are:

  •
  the process under which the company will seek binding shareholder approval of compensation for the Board of Directors and executive management;

  •
  the company's principles applicable to short-term and long-term compensation of the Board of Directors and executive management;

2018 Annual General Meeting Proxy Statement            35

  •
  the permissible terms and conditions that can be included in employment contracts with executive management;

  •
  the amount of compensation that can be paid to employees who are hired or promoted into executive management after the Annual General Meeting; and

  •
  the number of mandates that are permitted for the members of the Board of Directors and executive management.

Executive Compensation Philosophy

        Our executive compensation philosophy calls for competitive total compensation that will reward executives for achieving individual and corporate performance objectives and will attract, motivate and retain leaders who will drive the creation of shareholder value. The MDCC reviews and administers the compensation and benefit programs for executive officers, including the named executive officers, and

36            2018 Annual General Meeting Proxy Statement

performs an annual assessment of the company's executive compensation policy. In determining total compensation, the MDCC considers the objectives and attributes described below.

Executive Compensation Principles

Shareholder alignment	• Our executive compensation programs are designed to create shareholder value.

•

Long-term incentive awards, delivered in the form of equity, make up a significant percentage of our executives' total compensation and closely align the interests of executives with the long-term interests of our shareholders.

Performance based	• Annual cash incentive awards are tied to overall corporate, segment or business unit measures that distinguish our highest from our lowest performing business units.
• The MDCC has limited discretion under the annual cash incentive program to recognize superior business unit or individual performance.

•

Long-term incentive awards are designed to reward our executive officers for creating long-term shareholder value. Long-term incentive awards are granted primarily in the form of stock options and performance stock units.

Appropriate risk	• Our executive compensation programs are designed to encourage executive officers to take appropriate risks in managing their businesses to achieve optimal performance.
Competitive with external talent markets	• Our executive compensation programs are designed to be competitive within the relevant markets.

•

We consider compensation for comparable executives within two peer groups: one consisting of companies that compete with us for executive talent, and one consisting of companies in the electronics industry. Where appropriate we consider additional indices for unique positions.

Focus on executive stock ownership	• The TE Connectivity Stock Ownership and Retention Requirement Plan, together with long-term equity awards, drives executive stock ownership.
• The CEO is required to hold shares equal to six times his base salary, and the other named executive officers are required to hold shares equal to three times their respective base salaries.
Simple and transparent	• Our executive compensation programs are designed to be readily understood by our executives, and transparent to our investors.

Role of the Management Development and Compensation Committee

        The MDCC has four primary responsibilities:

  •
  reviewing, analyzing and approving the design of the company's executive compensation policies and programs;

  •
  administering the company's stock incentive plans, including reviewing and approving equity incentive awards for executive officers, other than the Executive Chairman and CEO;

2018 Annual General Meeting Proxy Statement            37

  •
  reviewing and approving all compensation decisions relating to the executive officers other than the Executive Chairman and the Chief Executive Officer; and

  •
  making recommendations to the independent members of the Board regarding compensation for Messrs. Lynch and Curtin.

        The MDCC recommendations regarding Messrs. Lynch and Curtin are based on factors such as the executive's performance, the company's performance, and competitive market data provided by the independent compensation consultant. The MDCC discusses and evaluates these recommendations in an executive session attended by the committee members, the compensation consultant, and TE Connectivity's Senior Vice President and Chief Human Resource Officer, who attends primarily to provide contextual information. Messrs. Lynch and Curtin do not attend these meetings.

        All members of the MDCC meet the independence requirements of the NYSE. Each MDCC member also is a "non-employee director" for purposes of Rule 16b-3 of the Securities Exchange Act of 1934 and an "outside director" for purposes of Section 162(m) of the Internal Revenue Code.

Role of Management

  Chief Executive Officer and Executive Chairman

        Management does not have any role in developing the Chief Executive Officer's and Executive Chairman's compensation other than providing data relating to their performance and compensation history.

  Other Named Executive Officer Compensation

        The Chief Executive Officer makes recommendations to the MDCC relating to compensation actions for the other executive officers, including the other named executive officers. Recommendations are based on his assessment of each executive officer's performance and contributions to strategic initiatives, the competitive market data provided by the compensation consultant, and other factors deemed relevant. These factors may include differences in an executive's responsibilities versus the role reflected in the competitive market analysis, internal pay equity and relative importance of an executive's role with TE Connectivity, level of experience, and compensation history. The Senior Vice President and Chief Human Resource Officer is present when the MDCC and the Chief Executive Officer discuss compensation actions for the other named executive officers.

Role of the Compensation Consultant

        Under its charter, the MDCC has authority to retain advisors to help the members perform their duties. During fiscal year 2017, the MDCC retained Pay Governance LLC to be its independent compensation consultant. Pay Governance reports directly to the MDCC, and only the MDCC has authority to terminate the consultant's services. Pay Governance is not permitted to provide any services to the company outside of its services to the MDCC except with prior approval of the MDCC chair. During fiscal year 2017, Pay Governance did not provide any additional services to the company.

        Pay Governance supports the MDCC in designing the company's executive compensation programs, establishing executive pay levels, and generally advises on executive compensation issues and trends. In fiscal year 2017, the consultant performed the following services:

  •
  Evaluated the competitive position of the executive officers' total compensation packages relative to the company's peer groups

  •
  Facilitated a review of the company's compensation philosophy and rewards strategy relative to our business model and industry trends

38            2018 Annual General Meeting Proxy Statement

  •
  Provided advice regarding annual and long-term incentive opportunities for executive officers

  •
  Provided ongoing advice on the design of annual cash and long-term equity incentive programs

  •
  Briefed the MDCC on executive compensation trends among members of the company's peer groups

  •
  Briefed the MDCC on legislative developments affecting executive compensation

  •
  Provided advice to the MDCC on the Executive Chairman's and Chief Executive Officer's compensation and programs

  •
  Reviewed the process and results of the company's annual compensation risk assessment

  •
  Reviewed the company's peer group approach

  •
  Conducted a competitive analysis of the company's executive compensation programs including a pay for performance assessment

  •
  Provided market data on equity compensation burn rates among the peers

  •
  Briefed the MDCC on the findings from proxy advisor reports

  •
  Provided advice on the implications of the Swiss Ordinance on the company's pay programs

  •
  Provided advice to the MDCC and the Nominating, Governance and Compliance Committee on director compensation levels and trends

  •
  Reviewed and discussed the MDCC charter with the committee to ensure continued appropriateness in defining the committee's authority and oversight

Peer Groups

        In general, we use two distinct peer groups to benchmark market practices on compensation for executive officers. One peer group reflects the executive talent market generally; the other focuses on our industry. This two-pronged approach provides broad, yet highly relevant, information regarding executive compensation practices and trends. The MDCC reviews the peer group structure annually.

        The primary talent market peer group comprises companies across a range of industries in which TE Connectivity competes for executive talent. Since we typically do not restrict executive recruiting solely to individuals working in the electronics industry, the MDCC believes it is appropriate to establish a benchmark peer group that covers an array of companies. The industries included in the primary talent market peer group are aerospace and defense; electronics, electrical and scientific equipment and components; and industrial manufacturing. The primary talent market peer group consists of 98 companies, listed in Appendix A, with publicly disclosed fiscal-annual revenues ranging from $350 million to $117 billion and a median of $4.8 billion. Data obtained from this group is adjusted to reflect the relative size (based on revenue) of TE Connectivity within the group.

        The secondary peer group is comprised of companies within the electronics industry. We use the secondary peer group to identify any differences in compensation practices between our industry peers and the broader primary talent market peer companies. As part of the annual peer group review, we made changes to our fiscal year 2017 secondary peer group that reflects changes within our organization and in the electronics industry. As shown below, the fiscal year 2017 secondary industry peer group includes 13 companies, with publicly disclosed fiscal-annual revenues ranging from

2018 Annual General Meeting Proxy Statement            39

$3.0 billion to $38.6 billion and a median of $20.9 billion. SPX Corporation, which split into two smaller publicly traded entities, was removed.

3M Company	Emerson Electric Co.
Amphenol Corporation	General Dynamics Corporation
Borg Warner	Honeywell International Inc.
Danaher Corporation	Johnson Controls International plc
Delphi	Parker Hannifin Corporation
Eaton Corporation	Sensata Technologies
EMC Corporation

        Benchmark data is compiled by the compensation consultant. As discussed below, the MDCC uses this information to ensure that our compensation levels and programs are competitive with the compensation paid by the companies we may compete with for executive talent, but the benchmark data is just one of the factors used in setting executive compensation levels.

Determining Executive Compensation

        In determining the appropriate total compensation level for each executive officer, the MDCC considers the following items:

Factors We Consider

Role	• Responsibilities, scope, and complexity of the executive's role against the external benchmark data • Relative importance of the role within TE Connectivity
Comprehensive Market Analysis

•

Market reference points, including the 50th and 75th percentiles of our primary talent market peer group, for the executive officer's specific role

•

Comprehensive analysis of current base salary, target annual incentive opportunity, target long-term incentive opportunity, target total cash compensation (base salary and target annual incentive), and target total direct compensation for each executive officer

Performance	• Executive's individual performance, level of experience and expected contribution to strategic initiatives and future results
Current Compensation	• A review of the executive's current total direct compensation including internal pay equity and compensation history
CEO	• The Chief Executive Officer's detailed performance assessments for the other executive officers and recommendations concerning compensation actions

        The compensation assessment for each executive officer is presented on a tally sheet, which also summarizes the officer's compensation history, job responsibilities, tenure with the company and performance achievements. The tally sheets enable the MDCC to understand how each element of an executive officer's compensation compares to the market 50th and 75th percentiles and to the amounts awarded to other executive officers.

        With the information provided in the total compensation assessment as a reference, and with the input of the compensation consultant and the Chief Executive Officer, the MDCC makes compensation determinations for our executive officers. The MDCC and the Board follow a similar process to set

40            2018 Annual General Meeting Proxy Statement

compensation for both the Executive Chairman and the Chief Executive Officer. In some years, the MDCC may determine that total compensation (or one or more components of total compensation) for a particular executive should differ from the market reference point(s). Similarly, the MDCC may approve a total compensation package or individual compensation components that exceed the market reference point(s) for a critical management role in order to attract a highly qualified external candidate.

        Broad-based employee benefit programs are provided to executive officers on the same basis as all other employees.

August 2017 Compensation Assessment

        In August 2017, the MDCC, with the assistance of the compensation consultant, assessed each executive officer's fiscal year 2017 compensation, and determined that the total direct compensation levels for our named executive officers is within range of the applicable market reference points. The fiscal year 2017 total direct compensation level for Mr. Curtin was positioned below the 50th percentile. Mr. Mitts was positioned at the 50th percentile and Messrs. Jenkins and Merkt were positioned within ten percent of the 50th percentile of their peer market reference points. The MDCC believes the variability of total direct compensation levels within the range of applicable market reference points is appropriate and consistent with our executive compensation philosophy and the factors that are considered (as outlined above) when determining total compensation levels for each executive officer. The total direct compensation level for Mr. Donahue was not reviewed since he retired from his executive officer role effective December 31, 2017. Mr. Lynch's compensation was reviewed by the compensation consultant and was found to be aligned with market practice for the role of Executive Chairman.

        As discussed in the next section, the results of the September 2017 competitive compensation assessment helped the MDCC to set base salaries, annual and long-term incentive targets and actual long-term incentive grant values for the executive officers for fiscal year 2018.

Compensation Paid or Awarded in Fiscal 2017

        The company's total compensation package for executive officers consists of the following elements:

  •
  Base salary

  •
  Annual cash incentives

  •
  Long-term equity incentives

  •
  Broad-based retirement and health and welfare benefits

  Base Salary

        Base salary provides fixed compensation for performing the executive's core duties and responsibilities. As shown below, only Messrs. Lynch and Curtin had changes in base salary due to their transitions from Chief Executive Officer to Executive Chairman and from President and CEO-Elect to Chief Executive Officer. Effective October 3, 2017, Mr. Curtin received a base salary adjustment of 15.2% in recognition of his new position as President and CEO-elect and a promotional increase of

2018 Annual General Meeting Proxy Statement            41

15.8% on March 9, 2017 upon appointment to Chief Executive Officer. On March 9, 2017, Mr. Lynch's base salary was reduced to $900,000 to reflect his new role as Executive Chairman.

	Increase Amount	From	To
Mr. Curtin	31.0%	$825,000	$1,100,000
Mr. Lynch	(25.0)%	$1,200,000	$900,000
Mr. Mitts	0.0%	$610,000	$610,000
Mr. Donahue	0.0%	$695,780	$695,780
Mr. Merkt	0.0%	$606,399	$606,399
Mr. Jenkins	0.0%	$551,455	$551,455

        For 2018, Messrs. Lynch, Donahue and Jenkins will not receive base salary increases. Messrs. Curtin, Mitts and Merkt will receive base salary increases of 4.5%, 4.1% and 4.7% respectively to maintain their competitive position in the marketplace and to align their base salaries closer to the 50th percentile.

        Mr. Lynch's salary will be in effect from October 1, 2017 until March 14, 2018, at which time effective with his retirement from the Company, Mr. Lynch will transition to the fee structure in place for directors who are not salaried employees of the Company.

  Annual Incentive Awards

        The annual incentive program is designed to reward executive officers for achieving fiscal year financial or strategic performance goals at the corporate, segment or business unit level, though awards may be modified to reflect the MDCC's assessment of individual performance. The MDCC intends the annual incentive award program to provide market competitive awards for performance at predetermined target levels.

        Our annual incentive awards are structured as cash payments. Within ninety days of the start of each fiscal year, the MDCC establishes the applicable performance criteria, which include minimum performance thresholds required to earn any award, target performance goals required to earn a payment of 100%, and a higher performance level required to earn the maximum incentive permitted. At the same time, the MDCC establishes a target bonus percentage for each executive officer, which is expressed as a percentage of base salary. Executive officers will receive an award based on the target bonus percentage and the attained performance levels on the various metrics. No annual incentive payments are made if threshold performance levels are not achieved, absent extenuating circumstances that the MDCC believes merit an exception. Payouts change proportionately for achievement at levels between goals.

  Target Bonus Percentages

        The target bonus percentages for the named executive officers for fiscal years 2017 and 2018 are listed below:

	Fiscal 2017 Target	Fiscal 2018 Target
Mr. Curtin	125%	150%
Mr. Lynch	150%	150%
Mr. Mitts	85%	85%
Mr. Donahue	90%	—
Mr. Merkt	85%	85%
Mr. Jenkins	85%	85%

42            2018 Annual General Meeting Proxy Statement

        Effective for the full fiscal year 2017, Mr. Curtin received a new bonus target of 125% to recognize his new position as President and CEO-elect. Effective with fiscal year 2018, Mr. Curtin received a new bonus target of 150% to maintain his competitive positioning in the marketplace. Mr. Donahue will not participate in the fiscal year 2018 annual incentive program due to his retirement from his executive officer role.

  Performance Measures

        Each year the MDCC reviews and approves the annual incentive measures for the business segments and the company as a whole. Measures are selected to support the objectives of each business and to provide appropriate balance and to avoid excessive risk. For fiscal year 2017, we maintained the number of measures at four.

        Measures for corporate and the segments were revenue, operating income, and a key performance indicator identified at the business unit level to reflect growth, productivity, quality or customer delivery, as appropriate for the business unit's key initiatives for the year. Individual metric weightings were consistent with last year with revenue weighted 30%, operating income weighted 30% and key performance indicator weighted 20%. Each segment's results are the roll-up of its underlying business units' results, while corporate level results are the roll-up of all business units' results. The key performance indicator metric at the corporate level is the revenue-weighted average of the key performance indicator metric scores for the business segments.

        The company-wide financial metric for corporate and the segments continued to be earnings per share (EPS), which was weighted 20%. In setting the target for the EPS metric, the MDCC uses the EPS target established for the Company in its annual financial plan, which incorporates various assumptions to delivering earnings growth including the effect of planned share repurchases by the Company. In determining the EPS metric achievement each year, the MDCC considers whether the various assumptions used to set the EPS target at the start of the fiscal year (including the effect of share repurchases) were materially accurate, and to the extent the achievement levels are not consistent with assumptions, the MDCC will make adjustments to the achievement level as deemed appropriate.

        The performance measures and weightings for the corporate level, segment and businesses for the named executive officers are as follows:

2017 Metric	Corporate	Subsea Communications	Transportation Solutions
Corporate
Earnings per share	20%	20%	20%
Business
Revenue	30%	30%	30%
Operating income	30%	30%	30%
Key performance indicator	20%	20%	20%

        For purposes of the annual incentive program, all of the financial metrics are adjusted financial measures (i.e., they do not conform to U.S. Generally Accepted Accounting Principles) that exclude the effects of events deemed not to reflect the actual performance of our employees. For fiscal year 2017, the adjustments to EPS, revenue and operating income, as applicable, were as follows (i) exclusion of acquisition related charges, (ii) exclusion of restructuring and other charges, (iii) exclusion of the impact of certain acquisitions, (iv) exclusion of the impact of changes resulting from foreign currency exchange rates (with respect to performance measures at the business unit level), (v) exclusion of certain corporate allocations (with respect to performance measures at the business unit level), and (vi) exclusion of income tax benefits associated with the impact of certain intercompany transactions and the corresponding reduction in the valuation allowance for U.S. tax loss carryforwards as well as income tax benefits associated with pre-separation tax matters and the related impact to other expense pursuant to the tax sharing agreement with Tyco International plc and Covidien plc.

2018 Annual General Meeting Proxy Statement            43

        The table below shows the performance range for payouts under the fiscal year 2017 annual incentive program, as well as the payouts to be awarded for performance at each level.

Metric	Threshold	Target	Maximum*	Threshold payout (% of target)	Target payout (% of target)	Maximum payout* (% of target)
EPS	90%	100%	110%	50%	100%	200%
Revenue	95%	100%	105%	50%	100%	200%
Operating income	90%	100%	110%	50%	100%	200%
Key performance indicator	Varies by business unit			50%	100%	200%

*
For exceptional performance on an individual metric that exceeds the maximum goal, the MDCC may reward results with a payout of up to 300%, except for the key performance indicator which is capped at 200%, or at 100% if operating income results are less than target. Regardless of payouts on individual metrics, the total award payout for an individual employee can never exceed 200% of target.

        No individual performance metrics were assigned to any executive officer under the fiscal year 2017 annual incentive program. The MDCC reserved the discretion to adjust individual or business unit award amounts up or down, by 0% to 200% based on its evaluation of the individual or business unit performance during the fiscal year. However, all individual performance adjustments must net out to zero, meaning that the overall annual incentive pool may not be increased as a result of individual or business unit performance adjustments. In addition, there is a reserve pool of approximately $9 million (10% of the total target annual incentive award pool amount) that, with the MDCC's approval, could be used to reward exceptional performance at either the business unit or individual level, regardless of performance results against the established financial measures. Notwithstanding MDCC adjustments, an individual employee's incentive cannot exceed 200% of the employee's target bonus percentage.

  Annual Incentive Payments for Fiscal 2017

        Fiscal year 2017 performance targets, actual attainment, and corresponding annual incentive award results at the corporate level and for the Subsea Communications business and the Transportation Solutions business segment were as follows:

Corporate Level

Performance Measure (% weighting)	Target		Results		Performance % to Target	Bonus Score**
EPS (20%)	$4.25–$4.42		$4.79		108.4%	205.7%
Revenue (30%)	$12,500–$12,780		$13,101		102.5%	161.2%
Operating Income (30%)	$2,001–$2,079		$2,185		105.1%	157.3%
Key Performance Indicator Metric (20%)		*		*		131.1%
Corporate Level Earned Award:						162.9%

Subsea Communications

Performance Measure (% weighting)	Target		Results		Performance % to Target	Bonus Score**
EPS (20%)	$4.25–$4.42		$4.79		108.4%	205.7%
Business Unit Revenue (30%)		*		*	97.0%	51.1%
Business Unit Operating Income (30%)		*		*	113.5%	234.2%
Key Performance Indicator Metric (20%)		*		*		50.0%
Subsea Communications Earned Award:						136.7% ***

44            2018 Annual General Meeting Proxy Statement

Transportation Solutions

Performance Measure (% weighting)	Target		Results		Performance % to Target	Bonus Score**
EPS (20%)	$4.25–$4.42		$4.79		108.4%	205.7%
Business Unit Revenue (30%)	$6,645–$6,791		$7,126		104.9%	226.0%
Business Unit Operating Income (30%)	$1,512–$1,574		$1,674		106.3%	175.5%
Key Performance Indicator Metric (20%)		*		*		97.9%
Transportation Solutions Earned Award:						181.2% ***

*
The company's business segments, including Transportation Solutions and the corporate level, were not assigned specific key performance indicator metrics for fiscal year 2017. The Transportation Solutions bonus score for the key performance indicator metrics is the revenue-weighted average of each of their respective business units' key performance indicator metric scores. The Subsea Communications business was assigned a specific key performance indicator metric for fiscal year 2017. In setting the key performance indicator metrics for each business unit, the company established targets that represented significant improvement over performance levels attained in fiscal year 2016 and that were deemed to be difficult to attain assuming strong performance and anticipated economic conditions. The corporate level bonus score for the key performance indicator metric is the revenue-weighted average of the key performance indicator metric scores for the business segments. The company has determined that disclosure of the target performance levels and results for the Subsea Communications business unit and the key performance indicator metric for Transportation Solutions and corporate would result in competitive harm.

**
The bonus score is calculated based on the level of performance attained relative to the threshold, target and maximum described above for each performance measure.

***
The final Subsea Communications score was adjusted from 126.7% to 136.7% to better reflect actual business performance. The final Transportation Solutions score was adjusted downward from 195.7% to 181.2% to better reflect actual performance within the automotive business. Adjustments to the Subsea Communications score resulted in a 0.7% increase to the corporate bonus score increasing it from 162.2% to 162.9%. Adjustments to the Transportation Solutions score did not impact the corporate bonus score because the MDCC determined the 162.9% bonus score reflects the overall performance of the Company. Messrs. Lynch, Curtin, Mitts and Jenkins received fiscal 2017 annual incentive payouts based entirely on the corporate award score. Mr. Merkt's fiscal year 2017 annual incentive payout was based entirely on the Transportation Solutions award score. The fiscal year 2017 annual incentive payout for Mr. Donahue was based on an even split between the corporate and Subsea Communications award scores.

  Annual Incentive Plan for Fiscal 2018

        For fiscal year 2018, we will continue to use the same four performance measures as fiscal year 2017. Each business segment will use revenue, operating income and a revenue-weighted average of its business units' key performance indicators. The combined business segment metrics will be weighted 80%. The company-wide financial metric will continue to be earnings per share and will be weighted 20%.

        For fiscal year 2018, the payout ranges described in the chart on page 44 are generally unchanged. The revenue metric will generally have a threshold level of 95% and a maximum level of 105% with some variation depending upon business unit. The performance range for operating income generally will have a threshold level of 90% and a maximum level of 110% with some variation depending upon business unit. The performance ranges for EPS are unchanged.

2018 Annual General Meeting Proxy Statement            45

  Long-Term Incentive Awards

        The company uses long-term incentive awards in the form of stock options, restricted stock units ("RSUs") and performance stock units ("PSUs") to deliver competitive compensation that recognizes employees for their contributions and aligns executive officers with shareholders in focusing on long-term growth and stock performance. As part of the company's compensation philosophy, the MDCC concluded that annual grants of long-term incentive awards to executive officers typically should be competitive relative to our primary talent market peer group, but should deliver compensation at the high end of the market if our stock performs particularly well and at the low end of the market if our stock performance is weak.

        Stock options have a ten-year term and vest ratably over a four-year period, beginning on the first anniversary of the grant date. RSUs also vest ratably over four years starting on the first anniversary of the grant date. PSUs granted in fiscal 2015 can earn value each year based on achievement of predetermined performance criteria during a three-year period and vest in full upon the MDCC's certification of the third year's performance results. PSUs granted in fiscal 2016 and fiscal 2017 earn value at the end of the three-year performance period and vest in full upon the MDCC's certification of the performance results. We believe this vesting schedule encourages executives to remain with TE Connectivity and strive to continually improve shareholder value.

        The company does not have a specific policy for allocating long-term equity incentive awards among the different forms of equity, but determines each year what is appropriate in light of the then-current circumstances as described below. However, consistent with our philosophy that a majority of an executive officer's compensation should be performance-based and aligned with shareholders' interest, long-term equity incentive awards for executive officers consist of stock options and PSUs.

        In order to facilitate the long-term equity incentive grant process and promote internal pay equity, the MDCC has established guidelines that group certain executive officers (excluding Messrs. Lynch and Curtin) together in separate grant ranges based on factors such as market benchmark data, similarity in roles and scope of business, or the impact of the executive officer's role on the organization. The MDCC then assigns an equity value range for each executive officer group based on applicable competitive market data. Grant values actually awarded to each executive are intended to be within the ranges assigned, although the MDCC may grant awards outside an assigned range to recognize exceptional or below average performance. The MDCC reviews the guidelines annually and adjusts them as appropriate.

        To determine the value of each executive officer's long-term equity incentive award in any year, the MDCC refers to the equity grant guidelines, assesses the executive's future potential, and also considers the same factors generally considered for other components of total compensation—internal pay equity, individual performance and contributions to strategic initiatives, level of experience and compensation history. As with the other components of total compensation, Mr. Curtin makes a recommendation regarding long-term equity incentive awards for each executive officer.

        In determining its annual long-term equity incentive award recommendation for Messrs. Lynch and Curtin, the MDCC reviews the applicable market reference data, competitive compensation analysis, and any additional input from the compensation consultant, and also assesses individual performance. Based on this information, the MDCC presents a recommendation to the independent members of the full Board for consideration.

  Performance Stock Unit (PSU) Program

        PSUs provide the named executive officer the opportunity to earn shares of the company's stock based on the company's EPS growth relative to the Standard & Poor's 500 Non-Financial Companies Index over a three-year performance cycle. Beginning with our fiscal year 2016 PSU grant, shares can

46            2018 Annual General Meeting Proxy Statement

be earned and vested after the end of the three-year performance cycle. A three-year average EPS growth metric will be used to determine relative performance and calculate earned shares at the end of the three-year performance period. Target shares, or 100%, will only be earned for EPS growth at the 50th percentile. Maximum payout is 200% and is earned for EPS growth at the 75th percentile of the index. In order to earn any shares under the program a minimum threshold must be achieved. Specifically, EPS growth must be at the 25th percentile of the index. PSUs will be paid in the form of TE Connectivity common stock, together with dividend equivalent stock units that accrued commensurate with the portion of the PSUs that are vested. For purposes of the PSU program, EPS is calculated in the same manner as is used in the annual incentive program, as described in further detail on page 43.

        PSUs awarded in fiscal year 2015 continue to be earned per the provisions of that program. In each year of the performance cycle, one third of the PSUs granted (the "annual target amount") can be earned (but not vested) based on the predetermined performance schedule. In any year during the three-year performance cycle for a PSU grant that the company's EPS growth is within the 45th to 55th percentile of the index, the annual target amount will be reserved for delivery at the conclusion of the three-year performance cycle. If the company's results are higher than the 55th percentile, up to 200% of the annual target amount will be reserved for delivery. If results are lower, a smaller percentage may be reserved for delivery, but no PSUs will be reserved in any year in which the performance threshold (EPS growth at the 25th percentile of the index) is not met. PSUs that have been reserved and any accrued dividend equivalent stock units will vest following the close of the three-year performance cycle.

        EPS performance for fiscal years 2015, 2016 and 2017 is outlined below, along with the associated payout factors for the fiscal year 2015 grant.

	EPS Growth	Percentile Rank	Payout Factor
FY2015 FY15 grant year 1	8.8%	60.7	128.5%
FY2016 FY15 grant year 2	9.7%	67.4	162.0%
FY 2017 FY15 grant year 3	22.3%	78.4	200.0%

        PSUs granted in fiscal year 2016 and later use a three-year average EPS growth metric to determine relative performance and earned shares are calculated at the end of the three-year performance period.

  Payout for Fiscal 2015 PSU Grant

        Fiscal year 2017 was the third year of our fiscal year 2015 PSU grant. Recipients under the program earned above target shares for each year of the three-year period. Shares earned under the program vested on December 12, 2017 upon certification of the fiscal year 2017 results.

2018 Annual General Meeting Proxy Statement            47

        The table below shows the shares earned and vested under the fiscal year 2015 PSU grant for each of our named executive officers.

	FY2015 Target PSUs	Year 1 Earned Shares	Year 2 Earned Shares	Year 3 Earned Shares	Total FY2015 Earned and Vested Shares
Mr. Curtin	15,800	6,767	8,531	10,536	25,834
Mr. Lynch	44,780	19,181	24,182	29,852	73,215
Mr. Donahue	12,120	5,191	6,545	8,080	19,816
Mr. Merkt	9,480	4,061	5,119	6,320	15,500
Mr. Jenkins	6,850	2,934	3,698	4,568	11,200

        Mr. Mitts did not receive a fiscal year 2015 PSU grant.

  Fiscal 2017 Long-Term Incentive Awards

        The MDCC granted long-term equity incentive awards in the first quarter of fiscal 2017. Fiscal year 2017 equity awards for named executive officers were made in the form of stock options (50%) and PSUs (50%).

        As part of the annual award process, the MDCC reviewed the equity planning value ranges against updated market data and adjusted the equity planning value ranges for fiscal year 2017 to reflect competitive market data. Each of the named executive officers were grouped in separate ranges consistent with other senior executives at their level in the organization. For the named executive officers other than Messrs. Lynch and Curtin, the equity planning value ranges for the fiscal year 2017 long-term equity incentive awards were as follows:

  •
  Mr. Donahue—$1,000,000–$3,000,000

  •
  Mr. Mitts—$950,000–$2,850,000

  •
  Mr. Merkt—$900,000–$2,700,000

  •
  Mr. Jenkins—$600,000–$1,800,000

        The equity award planning values approved by the MDCC for the named executive officers for fiscal year 2017 were as follows:

Mr. Curtin	$6,500,000
Mr. Lynch	$3,750,000
Mr. Mitts	$1,900,000
Mr. Donahue	$2,200,000
Mr. Merkt	$2,100,000
Mr. Jenkins	$1,400,000

        In recommending Messrs. Lynch and Curtin's award for approval by independent members of the Board, the MDCC considered Messrs. Lynch and Curtin's continued strong leadership of the company through another successful year in fiscal year 2016, the upcoming CEO transition, and the competitive total direct compensation and long-term incentive benchmark data from the company's two peer groups.

        In addition to the grants listed above, Mr. Jenkins received a special equity grant with a planning value of $250,000 to recognize the additional responsibility he assumed for emerging markets. This in combination with his annual grant falls within the planning value ranges. The award is in the form of RSUs and is scheduled to vest ratably over four years beginning with the first anniversary of the grant date.

48            2018 Annual General Meeting Proxy Statement

  Fiscal 2018 Long-Term Incentive Awards

        The MDCC granted long-term equity incentive awards for fiscal year 2018 in November 2017. (These equity awards are not reflected in the Summary Compensation or Grants of Plan-Based Awards tables because those tables only cover fiscal year 2017.) The MDCC reviewed the equity planning value ranges against updated market data and determined that the equity planning value ranges for fiscal 2018 should remain the same as those for fiscal 2017.

        The fiscal year 2018 equity incentive awards for the named executive officers were in the form of stock options (50%) and PSUs (50%). The equity award planning values approved by the MDCC for the named executive officers for fiscal year 2018 were as follows:

Mr. Curtin	$6,500,000
Mr. Lynch	$1,500,000
Mr. Mitts	$2,050,000
Mr. Merkt	$2,250,000
Mr. Jenkins	$1,400,000

        In recommending the fiscal year 2018 awards for Messrs. Curtin and Lynch for approval by independent members of the Board, the MDCC considered several factors including individual performance, the competitive market analysis for the CEO and market practice for the role of Executive Chairman. Upon his transition to Non-Executive Chairman, Mr. Lynch will continue to vest in his outstanding long-term equity incentive awards until such time as his service on the Board ends.

        Mr. Donahue announced his retirement from his executive officer role effective December 31, 2017 and did not receive a fiscal year 2018 award.

  Pay Mix

        The company does not have a defined policy to dictate the allocation between fixed and performance-based compensation or between annual and long-term compensation. The pay mix for each named executive officer is driven largely by two concerns: to deliver compensation primarily through performance-based components that align the executives' interests with those of our shareholders, and to deliver a competitive pay mix relative to our peer benchmark companies. Management and the MDCC periodically review the pay mix to ensure that the allocation achieves those goals.

        The following table shows our pay mix for fiscal year 2017, based on the data reported in the Summary Compensation Table. Performance-based incentives constituted at least 77%, and as much as 87%, of fiscal year 2017 compensation for the named executive officers. The allocations differ among the named executive officers because of market practice for their respective positions and actual performance on annual incentive plan payouts.

	Base Salary Rate	Long-Term Incentives(2)	Annual Incentive	Other Compensation
Mr. Curtin	10%	66%	21%	3%
Mr. Lynch	13%	48%	31%	8%
Mr. Mitts	17%	54%	23%	6%
Mr. Donahue(1)	17%	55%	22%	6%
Mr. Merkt(1)	15%	56%	24%	5%
Mr. Jenkins	18%	55%	24%	3%

(1)
For Messrs. Donahue and Merkt, amounts do not include the value of expatriate-related tax items.

2018 Annual General Meeting Proxy Statement            49

(2)
Long-term incentives consist of 50% stock options and 50% PSUs. For Mr. Jenkins, 14% of his long-term incentives are RSUs while the balance was delivered in equal proportions (43%) in the form of stock options and PSUs.

Tax Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code limits the tax deduction available to a public company for annual compensation paid to certain executive officers in excess of $1 million, unless the compensation qualifies as performance-based or is otherwise exempt from Section 162(m). Annual incentive bonuses, stock options and other performance-based awards made to executive officers under our 2007 Stock and Incentive Plan are intended to qualify as performance-based compensation.

        In evaluating compensation programs covering our executive officers, the MDCC has considered the potential impact on the company of Section 162(m) and has intended, where appropriate, to maximize the deductibility of compensation under the exemptions currently available under Section 162(m). For our tax years starting on September 29, 2018 and after, the exemption for performance-based compensation discussed above has been repealed under the Tax Cuts and Jobs Act of 2017, meaning that all compensation paid to certain executive officers in excess of $1 million will not be deductible unless the compensation qualifies for transition relief available to compensation arrangements in place on and before November 2, 2017. Regardless of the tax deductibility of compensation paid to the executive officers, the MDCC reserves the discretion to approve nondeductible compensation where necessary to achieve our overall compensation objectives and to ensure the company makes appropriate payments to executive officers.

Risk Profile of Compensation Programs

        The MDCC has structured our executive compensation programs to provide the appropriate level of incentives without encouraging executive officers to take excessive risks in managing their businesses.

        We performed a two-part risk assessment of the company's compensation programs and practices in fiscal year 2017. We first conducted an inventory of our executive and non-executive incentive compensation programs globally, including all significant sales incentive programs. Then each program was evaluated to determine whether its primary components properly balanced compensation opportunities and risk. The compensation consultant facilitated this evaluation by preparing a compensation risk analysis checklist. Each program was evaluated against the checklist, the results were recorded, and risk levels were identified.

        After considering the assessment results and the preliminary conclusions, the MDCC agreed that none of the company's compensation programs and practices in fiscal year 2017 were reasonably likely to have a material adverse effect on the company.

Retirement and Deferred Compensation Benefits

        The company maintains various retirement plans to assist our executive officers with retirement income planning and to make the company more appealing to prospective employees.

        The company provides a defined contribution plan, the TE Connectivity Retirement Savings and Investment Plan ("RSIP"), that is available to all eligible U.S.-based employees, and a nonqualified supplemental retirement plan, the TE Connectivity Supplemental Savings and Retirement Plan ("SSRP"), for U.S. based management and executive level employees.

50            2018 Annual General Meeting Proxy Statement

        Under the RSIP, the company match level is based on years of service and employee contribution, as follows:

Years of Service	Employee Contribution*	Company Contribution*
0–9	1%	5%
10–19	2%	6%
20–24	3%	7%
25–29	4%	8%
30 or more	5%	9%

*
Represents a percentage of the employee's compensation, which, for purposes of the RSIP, generally includes base salary and annual incentive awards.

        Under the SSRP, executive officers may defer up to 50% of their base salary and 100% of their annual incentive awards. The company provides matching contributions to the SSRP based on the executive officer's amount of deferred compensation at the same rate such officer is eligible to receive matching contributions under the RSIP and on any cash compensation (i.e., base salary and annual incentive awards) earned in excess of Internal Revenue Service limits. Once officers reach the annual contribution limit under the RSIP, they may continue to make deferrals in excess of qualified plan limits into the SSRP and receive matching contributions from the Company until compensation reaches the IRS maximum compensation limit. Participants then receive matching contributions called "Company Credits" on any eligible compensation earned beyond the IRS maximum compensation limit.

        Company contributions for the named executive officers are shown in the "All Other Compensation" column of the Summary Compensation table that follows this CD&A. Participants, including executive officers, are fully vested in company matching contributions under the RSIP and SSRP after three years of service, or upon reaching age 55. Prior to October 1, 2017, participants vested in company contributions under the SSRP after three years of service, or upon reaching age 55; however, effective October 1, 2017, participants who were actively employed on or after September 29, 2017 became 100% vested in the past and future Company contributions.

        All of the company's U.S. retirement, deferred compensation, incentive, and other executive and broad-based plans are intended to comply with Section 409A of the Internal Revenue Code.

        Mr. Donahue has accrued a benefit under two frozen tax-qualified defined benefit plans, as described in the Pension Benefits for fiscal year 2017 table that follows this CD&A. Mr. Merkt has accrued a benefit under one frozen tax-qualified defined benefit plan as described in the same table.

Welfare Benefits

        We provide welfare benefits to executive officers on the same basis as all other employees in the same geographic area. The various benefit plans are part of our overall total compensation and are intended to be competitive with peer companies.

        For eligible U.S.-based employees, the company provides medical, dental and life insurance, and disability coverage. Outside of the United States, the company provides welfare benefits based on local country practices.

Perquisites

        TE Connectivity uses corporate aircraft to allow our executive officers and other corporate and business leaders to travel safely and efficiently for business purposes. This corporate aircraft enables our employees to be more productive by providing a secure environment to conduct confidential business and avoid the scheduling constraints associated with commercial air travel. Under the TE

2018 Annual General Meeting Proxy Statement            51

Connectivity Corporate Aircraft Usage Policy, Messrs. Lynch and Curtin are permitted to use the corporate aircraft for non-business purposes, whenever practical and subject to annual limitations, to enable them to take advantage of these efficiencies. Limited non-business use of the corporate aircraft by other executive officers also is permitted with the approval of Mr. Curtin. The cost to the company of providing non-business use of the corporate aircraft to our named executive officers is disclosed in the All Other Compensation table following the Summary Compensation table and the disclosed value is the incremental cost, including the direct variable cost to TE Connectivity associated with the non-business travel as further described in footnote (a) to the All Other Compensation table. The value of an executive's non-business use of the corporate aircraft may also be treated as taxable income in accordance with IRS regulations and if so, will not be grossed up. There are no other perquisites provided to named executive officers.

Expatriate Assignment Benefits

        As described in the Summary Compensation table that follows this CD&A, Messrs. Donahue and Merkt received certain benefits under the terms of an expatriate assignment policy made available to all employees who are asked to relocate from their home country in connection with their work assignments. Under the policy, eligible employees are reimbursed (or provided cash allowances) for items such as rent, goods and services, dependent tuition, home leave costs, language training, housing management fees, tax preparation services, utilities, storage costs, and miscellaneous living expenses. In addition, eligible employees are placed in a tax-equalization program that makes them whole (including tax gross-up payments, where necessary) for any additional taxes imposed in excess of the taxes they would have incurred in their home country. Messrs. Merkt and Donahue incurred expenses under our tax-equalization program in fiscal year 2017 in conjunction with their overseas assignments that concluded in 2012 and 2011, respectively as explained in footnote (a) to the All Other Compensation table following the Summary Compensation table.

Relocation Benefits

        As described in the Summary Compensation Table that follows this CD&A, Mr. Mitts received certain benefits to compensate him for relocating to the company's offices in Berwyn, Pennsylvania. These benefits are paid under the terms of the company's relocation assistance policy which is available to all employees who relocate their residence at the request of the company. Under the policy, eligible employees are reimbursed (or provided cash allowances) for items such as home sale/home purchase related fees, moving expenses, temporary living expenses, loss on home sale and other miscellaneous expenses. In addition, eligible employees are provided with tax gross-up payments to make them whole for the taxes imposed on benefits provided under the policy. Under the policy, benefits are provided at different levels of reimbursement, depending on the employee's organization level, and Mr. Mitts' benefits were provided under the level covering senior managers of the company.

Termination Payments

        Under the Swiss Ordinance, members of executive management, including the named executive officers, are not eligible for severance benefits or change in control severance. The terms and conditions of employment for members of executive management, including the named executive officers, are contained in employment contracts which reflect the requirement of the Swiss Ordinance.

        Under the employment contracts, executive officers whose employment is terminated involuntarily for any reason other than cause, permanent disability or death or who voluntarily resign their employment for "good reason" within 12 months of the occurrence of a change in control will have a notice period of up to 12 months. During the notice period the executive officer will continue to be treated as a regular, full-time employee and will continue to receive base salary, be eligible for a bonus subject to the terms and conditions of the applicable plan, continue to vest in outstanding equity

52            2018 Annual General Meeting Proxy Statement

awards under the terms and conditions of the applicable award agreements and continue to have health and welfare benefits.

        At the end of the 12 month notice period the executive officer will receive twelve months' pay as consideration for non-compete and non-solicitation covenants in favor of the company.

        In the event of involuntary or "good reason" termination after a change in control under our 2007 TE Stock and Incentive Plan, outstanding equity will be treated as follows:

  •
  Stock options and RSUs will become fully vested in the event of a qualifying termination.

  •
  PSUs granted prior to fiscal year 2016 will vest pro rata in accordance with their terms and performance criteria. PSUs granted in fiscal year 2016 and later will vest in full at target performance.

        Termination treatment as described above and other benefits payable as a result of a qualifying termination after a change in control will be limited to the greater after-tax amount resulting from (i) payment of the full benefits, followed by the imposition of all taxes, including any applicable excise taxes under Internal Revenue Code Section 280G, or (ii) payment of the full benefits up to the Section 280G limit with no excise tax imposed. Termination and other benefits payable will not be grossed up to reflect Section 280G or any other taxes.

Executive Stock Ownership Requirements

        The company maintains a Stock Ownership and Retention Requirement Plan applicable to all executive officers, including the named executive officers. The common share ownership requirement for the Chief Executive Officer is six times base salary. The common share ownership requirement for the Executive Chairman is five times base salary. The other named executive officers are required to own shares equal to three times base salary. Share ownership requirements must be met within five years of the officer's date of employment. In the event stock ownership has not been met in the five year timeframe, the employee will be required to hold 100% of the shares of common stock they receive upon lapse of the restrictions on restricted stock/stock units and upon exercise of stock options (net of any shares utilized to pay for the exercise price of the option and tax withholding). The following shares count toward the ownership requirements: wholly-owned shares, shares in stock units or deferred compensation plans, employee stock ownership plans, unvested restricted stock, shares deemed earned under the provisions of performance stock unit grants, and shares held by immediate family members that are considered beneficially owned by the executive officer. As of fiscal 2017 year-end, all of the named executive officers met their stock ownership requirements.

Insider Trading Policy

        Our named executive officers along with all of our employees are subject to our insider trading policy to ensure that employees worldwide comply with all applicable laws and regulations concerning securities trading. Among other things, our insider trading policy restricts the times during which executive officers can enter into trading transactions concerning our securities. Our named executive officers and employees are prohibited from engaging in any hedging transactions, including prepaid variable forward contracts, equity swaps, collars, exchange funds, puts, calls, options, short sales or similar rights, obligations or transactions that are designed to hedge or offset any decrease in the market value of TE Connectivity securities, other than the exercise of a company issued stock option.

        Our insider trading policy was updated in fiscal year 2015 to include a prohibition against pledging. Executive officers and directors are prohibited from holding TE Connectivity securities in a margin account and from maintaining or entering into any arrangement that, directly or indirectly, involves the pledge of TE Connectivity securities or other use of TE Connectivity securities as collateral for a loan.

2018 Annual General Meeting Proxy Statement            53

 MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE REPORT

        The Management Development and Compensation Committee has reviewed the Compensation Discussion and Analysis and has discussed the analysis with management. Based on its review and discussions with management, the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the company's Annual Report on Form 10-K for the fiscal year ended September 29, 2017 and in the company's proxy statement for the 2018 Annual General Meeting of Shareholders. This report is provided by the following independent directors, who comprise the Committee:

The Management Development and Compensation Committee:

Daniel J. Phelan, Chair
Paula A. Sneed
John C. Van Scoter

December 6, 2017

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Management Development and Compensation Committee. In addition, none of our executive officers serve as a member of the compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors.

54            2018 Annual General Meeting Proxy Statement

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

        The following table summarizes the compensation of the named executive officers for the fiscal years ended September 29, 2017 ("fiscal year 2017"), September 30, 2016 and September 25, 2015. The named executive officers are the company's principal executive officer, our principal financial officer and the three other most highly compensated executives.

Name and Principal Position	Year (b)	Salary(1) ($) (c)	Bonus ($) (d)	Stock Awards(2) ($) (e)	Option Awards(3) ($) (f)	Non-Equity Incentive Plan Compensation(4) ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5) ($) (h)	All Other Compensation(6) ($) (i)	Total ($) (j)
Terrence R. Curtin(7)	2017	$1,024,231	—	$3,431,771	$3,461,614	$2,239,875	—	$269,205	$10,426,696
Chief Executive Officer	2016	$825,000	—	$1,549,825	$1,608,003	$789,525	—	$178,378	$4,950,731
(PEO)	2015	$749,491	—	$1,675,209	$1,712,323	$389,022	—	$193,801	$4,719,846
Thomas J. Lynch(7)	2017	$1,041,923	—	$1,980,176	$1,997,159	$2,565,675	—	$653,290	$8,238,223
Executive Chairman	2016	$1,200,000	—	$3,875,222	$4,020,726	$1,722,600	—	$557,736	$11,376,284
	2015	$1,200,000	—	$4,590,360	$4,682,416	$1,080,000	—	$612,301	$12,165,077
Heath A. Mitts	2017	$610,000	—	$1,003,102	$1,011,689	$844,637	—	$231,491	$3,700,919
EVP & Chief Financial	2016	$11,731	—	$4,661,853	—	—	—	$4,675	$4,678,259
Officer (PFO)
Joseph B. Donahue(8)	2017	$695,780	—	$1,161,943	$1,171,564	$938,051	—	$302,027	$4,269,365
EVP & Chief	2016	$695,780	—	$1,136,978	$1,179,777	$926,153	$129,210	$290,678	$4,358,576
Operating Officer	2015	$692,107	—	$2,254,284	$1,266,586	$447,735	$51,283	$647,780	$5,359,775
Steven T. Merkt	2017	$606,399	—	$1,108,551	$1,118,486	$933,977	—	$213,787	$3,981,200
President, Transportation	2016	$598,625	—	$929,895	$964,946	$491,214	$19,129	$208,745	$3,212,554
Solutions	2015	$570,119	—	$2,994,947	$991,814	$480,499	$3,943	$212,237	$5,253,559
John S. Jenkins, Jr.	2017	$551,455	—	$995,974	$745,657	$763,572	—	$104,033	$3,160,691
EVP & General Counsel

(1)
Amounts shown are not reduced to reflect the named executive officers' elections, if any, to defer receipt of salary into the SSRP.

(2)
This amount represents the grant date fair value of restricted stock units (RSUs) and performance stock units (PSUs) calculated using the provisions of Accounting Standards Codification ("ASC") 718, Compensation—Stock Compensation. The value of PSUs included in the table assumes target performance. The following table reflects the grant date fair value of the PSUs at target, as well as the maximum grant date fair value if the highest level of performance is achieved:

Grant Date Fair Value of PSUs
Name	Target Value ($)	Maximum Value ($)
Mr. Curtin	$3,431,771	$6,863,542
Mr. Lynch	$1,980,176	$3,960,352
Mr. Mitts	$1,003,102	$2,006,204
Mr. Donahue	$1,161,943	$2,323,886
Mr. Merkt	$1,108,551	$2,217,102
Mr. Jenkins	$739,479	$1,478,958
(3)
This amount represents the grant date fair value of stock options calculated using the provisions of ASC 718. See Note 20 (Share Plans) to the notes to consolidated financial statements ("Note 20") set forth in TE Connectivity's Annual Report on Form 10-K for the fiscal year ended September 29, 2017 (the "10-K") for the assumptions made in determining ASC 718 grant date fair values.

(4)
Represents amounts earned under the fiscal year 2017 annual incentive program. Amounts shown are not reduced to reflect the named executive officers' elections, if any, to defer receipt of awards into the SSRP.

(5)
Represents the aggregate change in actuarial present value of the accumulated benefits for Mr. Donahue and Mr. Merkt under the frozen pension plan as described in "CD&A—Retirement and Deferred Compensation Benefits." For fiscal 2017, the change in pension value is a decrease from fiscal 2016. Rather than report a negative value, a change of $0 is reported. Messrs. Curtin, Lynch, Mitts and Jenkins do not participate in a pension plan. There are no nonqualified deferred compensation earnings because the SSRP does not provide for "above-market" or preferential earnings as defined in applicable SEC rules.

(6)
See the All Other Compensation table below for a breakdown of amounts shown in column (i) which include perquisites, the company contribution portion of 401(k) plan and nonqualified defined contribution plan, dividend equivalent units and other amounts. The amounts reflected in the table for perquisites are our incremental cost. We also provide group life, health, hospitalization and medical reimbursement plans which do not discriminate in scope, terms or operation in favor of officers and are available to all full-time employees; the values of the benefits are not shown in the table.

2018 Annual General Meeting Proxy Statement            55

(7)
On March 8, 2017, Mr. Lynch retired as Chief Executive Officer and was appointed as Executive Chairman. Mr. Curtin was appointed as Chief Executive Officer on March 8, 2017. On December 14, 2017, Mr. Lynch announced his retirement as Executive Chairman effective March 14, 2018.

(8)
Mr. Donahue retired from his executive officer role effective December 31, 2017.

All Other Compensation

Name	Year	Perquisites(a) ($)	Insurance Premiums(b) ($)	Dollar Value of Dividends not factored into Grant Date Fair Value(c) ($)	ESPP Company Match(d) ($)	Company Contributions to DC Plans(e) ($)	Total All Other Compensation ($)
Terrence R. Curtin	2017	—	—	$160,380	—	$108,825	$269,205
Thomas J. Lynch	2017	$223,037	—	$264,582	—	$165,671	$653,290
Heath A. Mitts	2017	$63,424	—	$142,259	—	$25,808	$231,491
Joseph B. Donahue	2017	$37,841	$735	$111,647	—	$151,804	$302,027
Steven T. Merkt	2017	$7,389	—	$119,953	$1,950	$84,495	$213,787
John S. Jenkins, Jr.	2017	—	—	$54,031	—	$50,002	$104,033

(a)
Amounts greater than $25,000 for Mr. Lynch totaling $188,746 include the incremental cost to us of Mr. Lynch's non-business use of our aircraft. As described on pages 51-52, Mr. Lynch is permitted to use the aircraft for business and non-business purposes. The incremental cost to us during fiscal year 2017 includes the direct variable cost and value of the lost corporate tax benefit associated with Mr. Lynch's travel to attend Thermo Fisher Scientific Inc. and Cummins Inc. board meetings, as Mr. Lynch is a member of the board of directors of both companies, and other occasional non-business use. Also included is the value of a retirement gift in recognition of Mr. Lynch's service as CEO in the amount of $18,372 and the tax gross-up amount of $15,919 on the value of the retirement gift.

Amounts greater than $25,000 for Mr. Mitts include relocation allowances for temporary living expenses totaling $39,514. The company also provided Mr. Mitts with tax gross-up payments in the amount of $23,610 on relocation allowances paid in fiscal year 2017. Additional amount reported for an attendance gift provided to all attendees at a certain business meeting.

Individual amounts less than $25,000 for Mr. Donahue totaling $11,721 are the net expenses paid by us for tax preparation fees and various miscellaneous fees and expenses pertaining to an expatriate assignment in Germany during fiscal 2009 - 2011. In fiscal 2017, pursuant to the process of the company's tax equalization program, the company paid on behalf of Mr. Donahue, taxes in the amount of $20,012. The company also provided Mr. Donahue tax gross-up payments of $6,107 for calendar year 2016; gross-up amounts for calendar year 2017 are not determined until end of calendar year 2017. Due to the timing of payments in fiscal 2017, the following range of exchange rates were used to convert amounts reported or paid in EUR to U.S. dollars: $1.04-$1.20:EUR 1.

Individual amounts less than $25,000 for Mr. Merkt include $7,069 which are the net expenses paid by us for tax preparation fees and various miscellaneous fees and expenses pertaining to an expatriate assignment in Germany during fiscal 2011 - 2012. In fiscal 2017, the company also provided Mr. Merkt tax gross-up payments of $320 for calendar year 2016; gross-up amounts for calendar year 2017 are not determined until end of calendar year 2017. Due to the timing of payments in fiscal 2017, the following range of exchange rates were used to convert amounts reported or paid in EUR to U.S. dollars: $1.04-$1.20:EUR 1.

(b)
Represents the additional income reported for participation in a company paid split dollar life insurance program.

(c)
Represents the value of dividend equivalent units credited in the fiscal year to each individual's unvested RSUs and PSUs using the closing price on the date of the crediting. The dividend equivalent unit value associated with the PSUs reflects target performance and will be adjusted based on certified performance results following the close of the three-year performance period.

(d)
Represents the company matching contribution made under the TE Connectivity employee stock purchase plan.

(e)
Reflects contributions made on behalf of the named executive officers under TE Connectivity's qualified defined contribution plan and accruals on behalf of the named executive officers under the SSRP (a nonqualified defined contribution excess plan), as follows:

Name	Year	Company Matching Contribution (Qualified Plan)(*)	Company Contribution (Non-Qualified Plan)
Mr. Curtin	2017	$16,000	$92,825
Mr. Lynch	2017	$16,000	$149,671
Mr. Mitts	2017	$16,853	$8,955
Mr. Donahue	2017	$29,830	$121,974
Mr. Merkt	2017	$18,286	$66,209
Mr. Jenkins	2017	$5,333	$44,669

(*)
Included in Mr. Donahue's amount is an additional supplemental contribution of $5,830 as a result of a frozen defined benefit plan.

56            2018 Annual General Meeting Proxy Statement

Grants of Plan-Based Awards in Fiscal 2017

        The following table discloses the potential payouts for fiscal year 2017 under the company's annual incentive program and actual numbers of stock option, restricted stock unit and performance stock unit awards granted during fiscal year 2017 and the grant date fair value of these awards.

	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securities Underlying Options(4)	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(5)
Name (a)	(b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)	(#) (i)	(#) (j)	($/Sh) (k)	($) (l)
Terrence R. Curtin
Annual Incentive Plan		$687,500	$1,375,000	$2,750,001
Stock Option	11/14/16								270,650	$66.74	$3,461,614
RSU
PSU	11/14/16				25,710	51,420	102,840				$3,431,771
Thomas J. Lynch
Annual Incentive Plan		$787,500	$1,575,000	$3,150,000
Stock Option	11/14/16								156,150	$66.74	$1,997,159
RSU
PSU	11/14/16				14,835	29,670	59,340				$1,980,176
Heath A. Mitts
Annual Incentive Plan		$259,250	$518,500	$1,037,000
Stock Option	11/14/16								79,100	$66.74	$1,011,689
RSU
PSU	11/14/16				7,515	15,030	30,060				$1,003,102
Joseph B. Donahue
Annual Incentive Plan		$313,101	$626,202	$1,252,404
Stock Option	11/14/16								91,600	$66.74	$1,171,564
RSU
PSU	11/14/16				8,705	17,410	34,820				$1,161,943
Steven T. Merkt
Annual Incentive Plan		$257,720	$515,440	$1,030,880
Stock Option	11/14/16								87,450	$66.74	$1,118,486
RSU
PSU	11/14/16				8,305	16,610	33,220				$1,108,551
John S. Jenkins, Jr.
Annual Incentive Plan		$234,368	$468,737	$937,473
Stock Option	11/14/16								58,300	$66.74	$745,657
RSU	9/21/2017							3,120			$256,495
PSU	11/14/16				5,540	11,080	22,160				$739,479

(1)
The "Threshold" column represents the minimum amount payable (50% of target payout) when threshold performance is met. The "Target" column represents the amount payable (100% of target payout) if the specified performance targets are reached. The "Maximum" column represents the maximum amount payable (200% of target payout). See "CD&A—Elements of Compensation—Annual Incentive Awards."

(2)
Amounts in columns (f) through (h) represent potential share payouts with respect to PSUs assuming threshold, target and maximum performance conditions are achieved. The "Threshold" column represents the minimum amount payable (50% of target payout) when threshold performance is met. The "Target" column represents the amount payable (100% of target payout) if the specified performance targets are reached. The "Maximum" column represents the maximum amount payable (200% of target payout). Awards vest following the conclusion of the three-year performance period which ends with the close of fiscal year 2019. See "CD&A—Elements of Compensation—Long-Term Incentive Awards—Fiscal 2017 Long-Term Incentive Awards" for additional information about these awards, including performance criteria.

(3)
This column shows the number of RSUs granted in fiscal year 2017 to the named executive officers. The grants vest equally over four years starting on the first anniversary of the grant date.

(4)
This column shows the number of stock options granted in fiscal year 2017 to the named executive officers. Stock options issued have a ten-year term and vest ratably over a four-year period, with 25% becoming vested and exercisable on each anniversary of the grant date.

(5)
This column shows the full grant date fair value of PSUs, RSUs and stock options under ASC 718 granted to the named executive officers in fiscal year 2017. For PSUs, the grant date fair value has been determined based on target performance being achieved. For additional information on the valuation assumptions, see Note 20 in the 10-K. In determining the number of PSUs, RSUs and stock options that are awarded to eligible equity award participants, including each named executive officer, the company follows an established policy under which it uses the average daily closing price of the 20 business days preceding the grant date as the applicable value. For purposes of the fiscal year 2017 equity awards reflected in the table above, the applicable stock value used to determine the number of PSU, RSU and stock option shares awarded to each named executive officer was $63.20 per share for the November grant. The value of the award shown in this column, however, is based on the grant date closing price, $66.74 per share for the November grant. For purposes of the September 21, 2017 equity award reflected in the table above, the applicable stock value used to determine the number of RSU shares awarded to the named executive officer was $80.04 per share. The value of the award shown in this column, however, is based on the grant date closing price, $82.21 per share for the September grant.

2018 Annual General Meeting Proxy Statement            57

Outstanding Equity Awards at 2017 Fiscal Year-End

        The following table shows the number of TE Connectivity shares covered by exercisable and unexercisable options, unvested RSUs and unvested PSUs held by the company's named executive officers on September 29, 2017. Each equity grant is shown separately for each named executive officer. The vesting schedule for each grant is shown following the table, based on the option, RSU or PSU award grant date.

		Option Awards				Stock Awards
								Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1)(2)(5) (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(4) ($) (j)
							Market Value of Shares or Units of Stock That Have Not Vested(4) ($) (h)
						Number of Shares or Units of Stock That Have Not Vested(1)(2)(3) (#) (g)
		Number of Securities Underlying Unexercised Options
				Option Exercise Price ($) (e)
					Option Expiration Date (f)
Name (a)	Grant Date	Exercisable (#) (b)	Unexercisable(1) (#) (c)
Terrence R. Curtin	11/14/11	142,450	—	$34.49	11/14/21
	11/12/12	128,750	—	$34.05	11/12/22
	11/14/13	52,575	17,525	$51.61	11/14/23	2,372	$197,018
	11/10/14	35,125	35,125	$61.50	11/10/24	26,563	$2,206,323
	03/09/15	10,125	10,125	$72.13	03/08/25	6,582	$546,701
	11/09/15	27,975	83,925	$65.95	11/09/25			24,533	$2,037,711
	11/14/16	—	270,650	$66.74	11/14/26			52,470	$4,358,158
Thomas J. Lynch	11/12/12	391,850	—	$34.05	11/12/22
	11/14/13	171,412	57,138	$51.61	11/14/23	7,741	$642,967
	11/10/14	124,400	124,400	$61.50	11/10/24	94,109	$7,816,694
	11/09/15	69,950	209,850	$65.95	11/09/25			61,343	$5,095,150
	11/14/16	—	156,150	$66.74	11/14/26			30,276	$2,514,725
Heath A. Mitts	09/14/16	—	—		—	58,662	$4,872,466
	11/14/16	—	79,100	$66.74	11/14/26			15,337	$1,273,891
Joseph B. Donahue	11/14/13	—	17,525	$51.61	11/14/23	2,372	$197,018
	11/10/14	33,650	33,650	$61.50	11/10/24	25,468	$2,115,732
	11/09/15	20,525	61,575	$65.95	11/09/25			17,997	$1,494,831
	11/14/16	—	91,600	$66.74	11/14/26			17,765	$1,475,561
Steven T. Merkt	11/14/13	—	12,950	$51.61	11/14/23	1,753	$145,604
	11/10/14	26,350	26,350	$61.50	11/10/24	19,920	$1,654,555
	03/09/15	—	—		—	29,583	$2,457,164
	11/09/15	16,787	50,363	$65.95	11/09/25			14,719	$1,222,560
	11/14/16	—	87,450	$66.74	11/14/26			16,949	$1,407,784
John S. Jenkins, Jr.	11/14/13	27,412	9,138	$51.61	11/14/23	1,238	$102,828
	11/10/14	19,025	19,025	$61.50	11/10/24	14,395	$1,195,649
	11/09/15	13,062	39,188	$65.95	11/09/25			11,452	$951,203
	11/14/16	—	58,300	$66.74	11/14/26			11,306	$939,076
	09/21/17	—			—	3,120	$259,147

(1)
All outstanding options and RSUs vest equally over four years starting on the first anniversary of the grant date. Vesting of the PSUs occurs when the MDCC certifies year 3 results following the close of the three-year performance period.

(2)
Any dividend equivalents issued on RSUs and PSUs, column g and i, respectively, have been included in the number of units reported. Those issued on PSUs reflect target performance and will be adjusted based on certified performance results following the close of the three-year performance period.

(3)
Amounts include PSUs earned based on year 1 and 2 certification results of the November 10, 2014 PSU grant.

(4)
Value represents the market value of TE Connectivity common shares based on the closing price of $83.06 per share on September 29, 2017.

(5)
Represents target shares that have not yet been earned under the PSU program. See "CD&A—Elements of Compensation—Long-Term Incentive Awards—Performance Stock Unit (PSU) Program" for additional information about these awards, including performance criteria. Delivery of vested shares occurs as soon as administratively feasible following the year 3 certification process.

58            2018 Annual General Meeting Proxy Statement

Option Exercises and Stock Vested in Fiscal 2017

        The following table sets forth certain information regarding TE Connectivity options and stock awards exercised and vested, respectively, during fiscal year 2017 for the named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise(1) ($) (c)	Number of Shares Acquired on Vesting(2) (#) (d)	Value Realized on Vesting(3) ($) (e)
Terrence R. Curtin	150,000	$6,175,282	30,375	$2,130,984
Thomas J. Lynch	1,703,765	$74,133,130	97,063	$6,802,886
Heath A. Mitts	—	—	19,554	$1,588,469
Joseph B. Donahue	84,763	$2,551,754	44,532	$3,310,812
Steven T. Merkt	113,226	$4,520,087	21,736	$1,524,297
John S. Jenkins, Jr.	14,000	$583,041	17,991	$1,252,297

(1)
The value realized on exercise is equal to the difference between the market price of the shares acquired upon exercise and the option exercise price for the acquired shares.

(2)
Represents vesting of RSUs and PSUs. Any dividend equivalents issued on RSUs and PSUs that vested during fiscal year 2017 have been included in the number of units reported.

(3)
The aggregate dollar amount realized upon vesting was computed by multiplying the number of units vested by the market value of the underlying shares on the vesting date.

Pension Benefits for Fiscal 2017

        The following table provides details regarding the present value of accumulated benefits under the plans described in "CD&A—Retirement and Deferred Compensation Benefits" for the named executive officers in fiscal year 2017.

Name(1)	Plan Name (b)	Number of Years Credited Service(2) (#) (c)	Present Value of Accumulated Benefit(3) ($) (d)	Payments During Last Fiscal Year ($) (e)
Joseph B. Donahue	Tyco Electronics Pension Plan—Part II & AMP Restoration Plan	16.8	$988,213	—
Steven T. Merkt	Tyco Electronics Pension Plan—Part II AMP	10.5	$98,211	—

(1)
Messrs. Curtin, Lynch, Mitts and Jenkins do not participate in any pension plan sponsored by TE Connectivity.

(2)
Years of service is calculated from date of original hire through the end of 1999, when the plan was frozen.

(3)
The present value of accumulated benefit amount has been measured as of September 29, 2017 and is based on a number of assumptions, including:
  •
  A discount rate of 3.77% was used for the Tyco Electronics Pension Plan—Part II and a discount rate of 3.68% was used for the AMP Restoration Plan—the rates as of September 29, 2017 in accordance with ASC 715, Compensation—Retirement Benefits;

2018 Annual General Meeting Proxy Statement            59

  •
  Mortality assumption reflects the RP 2014 mortality table brought back to 2006 with the inherent MP-2014 mortality improvement scale, and projected with generational mortality improvements using improvement scale MP-2016; and

  •
  No retirements prior to assumed retirement age (earliest unreduced age, as defined by the respective plan documents) or withdrawals for disability or otherwise prior to retirement.

Nonqualified Deferred Compensation for Fiscal 2017

        The following table discloses contributions and earnings credited to each of the named executive officers under the SSRP (Supplemental Savings and Retirement Plan) in fiscal year 2017 and balances at fiscal year-end. The SSRP is a nonqualified deferred compensation plan. See "CD&A—Retirement and Deferred Compensation Benefits" for information regarding the plan. Pursuant to the SSRP, executive officers may defer up to 50% of their base salary, up to 100% of their annual bonus and elect to contribute "Spillover" deferrals. Spillover deferrals allow them to continue their pre-tax contributions into the SSRP once they reach the qualified plan annual pre-tax contribution limit. We provide matching contributions based on the executive's deferred base salary and bonus, as well as on the eligible wages used to calculate their Spillover deferrals. Matching contributions called "Company Credits" are also provided on any eligible compensation earned in excess of the Internal Revenue Code Section 401(a)(17) limit ($270,000 in 2017). All employees become vested in the matching contributions once they complete three years of service, and matching contributions are calculated using the same matching percentage the executive officer is eligible to receive in the qualified plan (see pages 50-51 of the CD&A). The company match structure for the qualified plan is based on years of service as well as the employee's contributions.

Name	Executive Contributions in Last Fiscal Year(1) ($) (b)	Registrant Contributions in Last Fiscal Year(2) ($) (c)	Aggregate Earnings in Last Fiscal Year(3)(4) ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last Fiscal Year End(4) ($) (f)
Terrence R. Curtin	$502,646	$92,825	$1,255,155	—	$7,022,054
Thomas J. Lynch	—	$149,671	$42,388	—	$6,819,322
Heath A. Mitts	$10,746	$8,955	$700	—	$20,402
Joseph B. Donahue	$81,316	$121,974	$116,853	$(201,645)	$1,933,012
Steven T. Merkt	—	$66,209	$27,180	$(150,952)	$172,360
John S. Jenkins, Jr.	$267,458	$44,668	$211,771	—	$1,404,962

(1)
The amounts shown represent deferrals of cash and bonuses by the named executive officers under the SSRP, the amounts of which are included in the Summary Compensation table in the Salary or Non-Equity Incentive Plan Compensation column, as applicable.

(2)
The amounts shown represent matching contributions by the company, the amounts of which are included in the Summary Compensation table in the All Other Compensation column.

(3)
No portion of these earnings shown in column (d) were included in the Summary Compensation Table because the SSRP does not provide for "above-market" or preferential earnings as defined in applicable SEC rules.

(4)
For Messrs. Curtin and Merkt, the balance shown also includes amounts credited under the TE Connectivity Supplemental Executive Retirement Plan, the predecessor to the SSRP that was frozen to new contributions effective December 31, 2004. The SSRP became effective on January 1, 2005.

60            2018 Annual General Meeting Proxy Statement

Termination and Change in Control Payments

        The table below outlines the potential payments to our Chief Executive Officer and other named executive officers upon the occurrence of certain termination triggering events. Messrs. Curtin, Lynch, Mitts, Merkt and Jenkins are not eligible for severance benefits or change in control severance and instead are subject to the termination terms and conditions outlined in their employment contracts (the "2016 Employment Contracts"). For the purpose of the table, below are definitions generally applicable for the various types of terminations under the 2016 Employment Contracts, TE Connectivity Severance Plan for U.S. Executives (referred to in this proxy statement as the "Severance Plan") and/or the TE Connectivity Change in Control Severance Plan for Certain U.S. Executives (referred to in this proxy statement as the "CIC Plan"). See "CD&A—Termination Payments" for additional information.

•
"Voluntary Resignation" means any retirement or termination of employment that is not initiated by the company or any subsidiary other than a Good Reason Resignation (defined below).

•
"Good Reason Resignation" means any retirement or termination of employment by a participant that is not initiated by the company or any subsidiary and that is caused by any one or more of the following events which occurs during the period beginning 60 days prior to the date of a Change in Control (defined below) and ending two years after the date of such Change in Control:

        (1)   without the participant's written consent, the company (a) assigns or causes to be assigned to the participant any duties inconsistent in any material respect with his or her position as in effect immediately prior to the Change in Control, (b) makes or causes to be made any material adverse change in the participant's position (including titles and reporting relationships and level), authority, duties or responsibilities, or (c) takes or causes to be taken any other action which, in the reasonable judgment of the participant, would cause him or her to violate his or her ethical or professional obligations (after written notice of such judgment has been provided by the participant to the Management Development and Compensation Committee and the company has been given a 15-day period within which to cure such action), or which results in a significant diminution in such position, authority, duties or responsibilities;

        (2)   without the participant's written consent, the participant's being required to relocate to a principal place of employment more than 60 miles from his or her existing principal place of employment;

        (3)   without the participant's written consent, the company (a) reduces the participant's base salary or annual bonus, or (b) reduces the participant's retirement, welfare, stock incentive, perquisite and other benefits, taken as a whole; or

        (4)   the company fails to obtain a satisfactory agreement from any successor to assume and agree to perform the company's obligations to the participant under the CIC Plan.

•
"Involuntary Termination" means a termination of the participant initiated by the company or a subsidiary for any reason other than Cause (defined below), Permanent Disability (defined below) or death, subject to the conditions specified in the applicable plan.

•
"Cause" means any misconduct identified as a ground for termination in company policy or other written policies or procedures, including among other things, misconduct, dishonesty, criminal activity, or egregious conduct that has or could have a serious and detrimental impact on the company and its employees.

•
"Permanent Disability" means that a participant has a permanent and total incapacity from engaging in any employment for the employer for physical or mental reasons. A "Permanent Disability" will be deemed to exist if the participant meets the requirements for disability benefits under the employer's long-term disability plan or under the requirements for disability benefits under the U.S. social security laws (or similar laws outside the United States, if the participant is employed in that

2018 Annual General Meeting Proxy Statement            61

  jurisdiction) then in effect, or if the participant is designated with an inactive employment status at the end of a disability or medical leave.

•
"Change in Control" means any of the following events:

        (1)   any "person" (as defined in Section 13(d) and 14(d) of the Securities Exchange Act), excluding for this purpose, (i) the company or any subsidiary company (wherever incorporated) of the company, or (ii) any employee benefit plan of the company or any such subsidiary company (or any person or entity organized, appointed or established by the company for or pursuant to the terms of any such plan that acquires beneficial ownership of voting securities of the company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act) directly or indirectly of securities of the company representing more than 30 percent of the combined voting power of the company's then outstanding securities; provided, however, that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the company;

        (2)   persons who, as of July 1, 2007 (the "effective date"), constitute the board (the "Incumbent Directors") cease for any reason (including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction) to constitute at least a majority thereof, provided that any person becoming a director of the company subsequent to the effective date shall be considered an Incumbent Director if such person's election or nomination for election was approved by a vote of at least 50 percent of the Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened proxy contest relating to the election of members of the board or other actual or threatened solicitation of proxies or consents by or on behalf of a "person" (as defined in Section 13(d) and 14(d) of the Securities Exchange Act) other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director;

        (3)   consummation of a reorganization, merger or consolidation or sale or other disposition of at least 80 percent of the assets of the company (a "Business Combination"), in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the company immediately prior to such Business Combination beneficially own directly or indirectly more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Business Combination (including, without limitation, a company which, as a result of such transaction, owns the company or all or substantially all of the company's assets either directly or through one or more subsidiary companies (wherever incorporated) of the company) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of the company; or

        (4)   consummation of a complete liquidation or dissolution of the company.

•
"Change in Control Termination" means a participant's Involuntary Termination or Good Reason Resignation that occurs during the period beginning 60 days prior to the date of a Change in Control and ending two years after the date of such Change in Control.

62            2018 Annual General Meeting Proxy Statement

        No named executive officer is entitled to a payment in connection with an Involuntary Termination for Cause.

Executive Benefits and Payments Upon Termination	Retirement(7)	Total Permanent Disability or Death	Involuntary Termination— Not for Cause	Involuntary Termination— Change in Control(9)
Terrence R. Curtin
Compensation
Consideration for restrictive covenants(8)			$2,475,000	$2,475,000
Short-Term Incentive(1)		$2,239,875
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(2)		$7,272,087		$7,272,087
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(2)		$661,656		$661,656
• Performance Stock Units (Unvested and Accelerated or Continued Vesting)(3)		$8,684,255		$8,684,255
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$13,846	$13,846
Outplacement(6)			$20,000	$20,000
Thomas J. Lynch
Compensation
Consideration for restrictive covenants(8)			$2,250,000	$2,250,000
Short-Term Incentive(1)	$2,565,675	$2,565,675
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(2)	$3,612,387	$10,617,956		$10,617,956
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(2)	$1,100,711	$1,962,293		$1,962,293
• Performance Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$9,894,135	$14,107,243		$14,107,243
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$13,846	$13,846
Outplacement(6)			$20,000	$20,000
Heath A. Mitts
Compensation
Consideration for restrictive covenants(8)			$1,128,500	$1,128,500
Short-Term Incentive(1)
Long-Term Incentives		$844,637
• Stock Options (Unvested and Accelerated or Continued Vesting)(2)		$1,290,912		$1,290,912
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(2)		$4,872,466		$4,872,466
• Performance Stock Units (Unvested and Accelerated or Continued Vesting)(3)		$1,273,891		$1,273,891
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$13,846	$13,846
Outplacement(6)			$20,000	$20,000
Joseph B. Donahue
Compensation
Consideration for restrictive covenants(8)			$1,321,982	$1,321,982
Short-Term Incentive(1)	$938,051	$938,051
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(2)	$1,054,238	$3,825,116		$3,825,116
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(2)	$317,123	$553,927		$553,927
• Performance Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$2,755,017	$4,728,855		$4,728,855
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$13,846	$13,846
Outplacement(6)			$20,000	$20,000

2018 Annual General Meeting Proxy Statement            63

Executive Benefits and Payments Upon Termination	Retirement(7)	Total Permanent Disability or Death	Involuntary Termination— Not for Cause	Involuntary Termination— Change in Control(9)
Steven T. Merkt
Compensation
Consideration for restrictive covenants(8)			$1,121,840	$1,121,840
Short-Term Incentive(1)		$933,977
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(2)		$3,264,278		$3,264,278
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(2)		$2,881,933		$2,881,933
• Performance Stock Units (Unvested and Accelerated or Continued Vesting)(3)		$4,005,735		$4,005,735
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$13,846	$13,846
Outplacement(6)			$20,000	$20,000
John S. Jenkins, Jr.
Compensation
Consideration for restrictive covenants(8)			$1,020,192	$1,020,192
Short-Term Incentive(1)
Long-Term Incentives		$763,572
• Stock Options (Unvested and Accelerated or Continued Vesting)(2)		$2,319,532		$2,319,532
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(2)		$563,811		$563,811
• Performance Stock Units (Unvested and Accelerated or Continued Vesting)(3)		$2,884,092		$2,884,092
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation 5)			$13,846	$13,846
Outplacement(6)			$20,000	$20,000

(1)
Assumes the effective date of termination is September 29, 2017 and that the pro rata payment under the annual incentive program is equal to the actual award earned for fiscal year 2017.

(2)
Assumes the effective date of termination is September 29, 2017 and the closing price per TE Connectivity common share on the date of termination equals $83.06. Under Total Permanent Disability or Death, and Involuntary Termination—Change in Control, all outstanding stock options and RSUs become fully vested as of the date of termination, including dividend equivalent units issued on RSUs. Stock options that are vested and exercisable as of the termination date, as well as the options that vest as a result of the acceleration, will be exercisable for the lesser of the period specified in the option agreement or three years from the termination date. In no event, however, will an option be exercisable beyond its original expiration date. Amounts disclosed for stock options only reflect options that are in-the-money as of September 29, 2017.

(3)
Assumes the effective date of termination is September 29, 2017 and the closing price per TE Connectivity common share on the date of termination equals $83.06. Under Total Permanent Disability or Death, and Involuntary Termination—Change in Control, all outstanding PSUs granted prior to fiscal year 2016 vest on a pro rata basis following certification of performance results, including dividend equivalent units issued on PSUs. The shares to vest are prorated based on the termination date, and delivery of vested shares occurs as soon as administratively feasible following the certification process, and any remaining PSUs are immediately forfeited. Under Total Permanent Disability or Death, and Involuntary Termination—Change in Control, all outstanding PSUs granted during fiscal years 2016 and 2017, including dividend equivalent units issued on PSUs, vest in full at the target share amounts granted.

(4)
Payments associated with benefits and perquisites are limited to the items listed. No other benefits or perquisite continuation occurs under the termination scenarios listed.

(5)
Health and welfare benefits continuation is 12 months for all named executive officers under Involuntary Termination—Not for Cause and Involuntary Termination—Change in Control. Annual amount is an approximation based on the fiscal year 2017 per capita employee cost. In the event that provision of any of the benefits would adversely affect the tax status of the applicable plan or benefits, the company, in its sole discretion, may elect to pay to the participant cash in lieu of such coverage in an amount equal to the company's premium or average cost of providing such coverage.

64            2018 Annual General Meeting Proxy Statement

(6)
Outplacement is calculated as the cost of services for the participant for a period of twelve months from the participant's termination date under Involuntary Termination—Change in Control. The company offers twelve month coverage not to exceed $20,000 for executives under the executive program for outplacement services.

(7)
As of September 29, 2017, Messrs. Lynch and Donahue satisfy the requirements for Retirement under our stock award plan and are entitled to a pro rata vesting of their outstanding stock options, PSUs and RSUs for those grants where a minimum of one year of service has been attained since the award grant date. Amounts disclosed represent the prorated value of eligible awards as of September 29, 2017. Messrs. Curtin, Mitts, Merkt, and Jenkins are not entitled to receive any pro rata vesting because they have not fulfilled the Retirement eligibility requirements under the terms of our stock award plan.

(8)
For consideration of restrictive covenants, including non-compete for one year and non-solicitation for two years post termination, the executive employment agreements provide for payments equal to one times base pay and one times target bonus.

(9)
Executive employment agreements provide for continued base pay plus actual bonus and continued equity vesting for twelve months post notification for Involuntary Termination—Not for Cause and Involuntary Termination—Change in Control.

2018 Annual General Meeting Proxy Statement            65

COMPENSATION OF NON-EMPLOYEE DIRECTORS

        Compensation paid during fiscal 2017 to each director who is not our salaried employee or an employee of our subsidiaries was based on the following fee structure:

	Fee Structure Effective October, 2016(1)
	Cash	Equity
Annual retainer	$90,000	$185,000
Additional annual fees:
Lead Independent Director	$40,000
Audit Committee Chair	$25,000
Audit Committee Member	$10,000
Nominating, Governance & Compliance Committee Chair	$15,000
Management, Development & Compensation Committee Chair	$20,000
Science Advisory Board Retainer	$10,000

(1)
The table above reflects full year fee structures that were in effect during fiscal 2017. The fee structure reflects an increased equity retainer, and an increased fee for our Lead Independent Director over fiscal 2016. The fee structure also reflect a new retainer for one board member who has additional responsibilities with the Science Advisory Board approved June 2017. All other fees remained the same. Our board members are also reimbursed for expenses incurred in attending board and committee meetings or performing other services for us in their capacities as directors. Such expenses include food, lodging and transportation.

        In addition to the compensation described above, our board governance principles encourage directors to attend certain continuing education courses that are related to their duties as directors and provide that we will reimburse the costs associated with attending one course every two years. TE Connectivity will also provide company matching gift contributions on behalf of certain directors under TE Connectivity's matching gift program up to a maximum of $10,000 per year.

        Each non-employee director received the equity component of their compensation in the form of a grant of common shares of TE Connectivity Ltd., except for Dr. Gromer, who received the equity component of his compensation in the form of deferred stock units ("DSUs"). Under current U.S. tax law, our U.S.-based non-employee directors cannot defer any portion of their compensation, including DSUs, and therefore, they were issued common shares (which are immediately taxable) in lieu of DSUs. Because Dr. Gromer is a German citizen, he received his equity compensation in the form of DSUs. DSUs awarded to Dr. Gromer vested immediately upon grant, and per the terms of the award were paid in common shares within 30 days following his retirement from the Board of Directors. Dividend equivalents or additional DSUs are credited to a non-employee director's DSU account when dividends or distributions are paid on our common shares.

        Fiscal year 2018 compensation for non-employee directors will be the same as fiscal year 2017. Following Mr. Lynch's retirement as Executive Chairman of the Company on March 14, 2018, he has been nominated to continue on the Board of Directors as Non-Executive Chairman. If elected, Mr. Lynch will receive compensation as a non-employee member of the Board. In addition under the terms of the TE Connectivity Ltd. 2007 Stock and Incentive Plan, Mr. Lynch will continue to vest in outstanding long-term equity incentive awards until such time as his service on the Board ends.

66            2018 Annual General Meeting Proxy Statement

        The following table discloses the cash and equity awards paid to each of our non-employee directors during the fiscal year ended September 29, 2017.

Name	Fees Earned or Paid in Cash(1) ($) (b)	Stock Awards(2) ($) (c)	All Other Compensation(3) ($) (g)	Total ($) (h)
Pierre R. Brondeau	$145,000	$195,348	$19,594	$359,942
John Davidson	$100,000	$195,348	$7,996	$303,344
Juergen W. Gromer(4)	$41,667	$97,707	$32,251	$171,625
William A. Jeffrey	$100,000	$195,348	$3,995	$299,343
Yong Nam	$90,000	$195,348	—	$285,348
Daniel J. Phelan	$110,000	$195,348	$24,594	$329,942
Paula A. Sneed	$90,000	$195,348	$29,998	$315,346
Abhijit Y. Talwalkar(5)	$58,333	$106,829	$47,996	$213,158
Mark C. Trudeau	$100,000	$195,348	—	$295,348
John C. Van Scoter	$90,000	$195,348	$10,482	$295,830
Laura H. Wright	$115,000	$195,348	$12,996	$323,344

(1)
The amounts shown represent the amount of cash compensation earned in fiscal year 2017 for Board and committee services. Dr. Brondeau received additional fees for his work as Lead Independent Director. Dr. Brondeau, Mr. Phelan and Ms. Wright each received additional fees for their role as chairs of the Nominating, Governance and Compliance Committee, the Management Development and Compensation Committee and the Audit Committee, respectively. Dr. Jeffrey received an additional fee for his role on the Science Advisory Board. For fiscal year 2017 Messrs. Davidson and Trudeau received for the full year an additional cash retainer for serving on the audit committee, Dr. Gromer received an additional audit committee cash retainer for serving on the committee for quarter one and two months of quarter two. Mr. Talwalkar received an additional audit committee cash retainer for one month of quarter two and the last two full quarters of fiscal year 2017.

(2)
On November 14, 2016, Dr. Brondeau, Mr. Davidson, Dr. Jeffrey, Mr. Nam, Mr. Phelan, Ms. Sneed, Mr. Trudeau, Mr. Van Scoter and Ms. Wright each received a grant of 2,927 common shares. Dr. Gromer received an award of 1,464 DSUs. In determining the number of common shares and DSUs to be issued, we used the average daily closing price for the 20-day period prior to the grant date ($63.20 per share), the same methodology used to determine employee equity awards. The grant date fair value of these awards, as shown above for fiscal year 2017, was calculated by using the closing price of TE Connectivity Ltd. common shares on the date of grant ($66.74 per share). On March 9, 2017, Mr. Talwalkar received a grant of 1,438 common shares. In determining the number of common shares to be issued, we used the average daily closing price for the 20-day period prior to the grant date ($75.06 per share), the same methodology used to determine employee equity awards. The grant date fair value of these awards, as shown above for fiscal year 2017, was calculated by using the closing price of TE Connectivity Ltd. common shares on the date of grant ($74.29 per share). The common shares and DSUs vested immediately and non-employee directors receive dividend equivalents in connection with any DSU award granted to them. On December 13, 2017, pursuant to U.S. tax law, we settled the DSUs for common shares on a one-for-one basis in the following amounts: Dr. Brondeau—12,930; Mr. Phelan—12,930; Ms. Sneed—15,871; Mr. Van Scoter—6,925. This DSU settlement is with respect to shares that had been deferred under a previous deferred stock unit program.

(3)
The amounts shown represent the value of dividend equivalent units earned on current and prior DSU awards calculated using the market value on the date of the dividend, company matching gift contributions made on behalf of Messrs. Davidson and Phelan and Ms. Wright under TE

2018 Annual General Meeting Proxy Statement            67

  Connectivity's matching gift program, and amounts reimbursed to Ms. Sneed, Dr. Jeffrey, Ms. Wright, Mr. Davidson and Mr. Talwalkar for expenses incurred while attending a continuing education course. The amount reported for Dr. Gromer is the dividend equivalent unit amount earned on his DSU awards. In fiscal 2017 Mr. Talwalkar received fees, in the amount of $45,000, pursuant to a board consulting agreement which allowed Mr. Talwalkar to attend Board meetings prior to being elected as a director by shareholders in preparation for his proposed director role.

(4)
Dr. Gromer left the board effective March 8, 2017. Cash compensation was pro-rated for his service during fiscal year 2017.

(5)
On March 8, 2017, Mr. Talwalkar was elected to our Board of Directors. Cash compensation for Mr. Talwalkar was pro-rated for his service during fiscal year 2017.

Charitable Contributions

        Our Board Governance Principles require that the Nominating, Governance and Compliance Committee approve all charitable donations by TE Connectivity to organizations associated with a director. The amount of any such donation is limited to an amount annually that is less than the greater of $1 million or 2% of such tax exempt organization's consolidated gross revenues. Furthermore, charitable director matching gift donations by TE Connectivity are limited to matching donations in an amount no greater than the amount contributed by the Director, and consistent with TE Connectivity's employee matching gift program.

  TE Connectivity's Political Action Committee Charitable Match Program

        TE Connectivity matches fifty cents for each dollar contributed by a director to the TE Connectivity, Inc. Political Action Committee (TELPAC). This match may be designated by the director to an eligible public charity of their choice. Eligible organizations include, but are not limited to: colleges, private universities, private and public elementary and secondary schools, civic, arts and culture, health and human service agencies, and environmental organizations.

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 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        All relationships and transactions in which the company and our directors and executive officers or their immediate family members are participants were reviewed to determine whether such persons have a direct or indirect material interest. As required under SEC rules, transactions that are determined to be directly or indirectly material to a related person are disclosed in the company's proxy statement. In addition, we have adopted a written policy with respect to related person transactions pursuant to which the Nominating, Governance and Compliance Committee reviews and approves or ratifies any related person transaction that is required to be disclosed. In the course of its review and approval or ratification of a disclosable related person transaction, the committee considers whether the transaction is fair and reasonable to the company and will take into account, among other factors it deems appropriate:

  •
  whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances;

  •
  the extent of the related person's interest in the transaction and the materiality of the transaction to the company;

  •
  the related person's relationship to the company;

  •
  the material facts of the transaction, including the proposed aggregate value of the transaction;

  •
  the business purpose for and reasonableness of the transaction, taken in the context of the alternatives available to the company for attaining the purposes of the transaction;

  •
  whether the transaction is in the ordinary course of the company's business and was proposed and considered in the ordinary course of business; and

  •
  the effect of the transaction on the company's business and operations, including on the company's internal control over financial reporting and system of disclosure controls or procedures, and any additional conditions or controls (including reporting and review requirements) that should be applied to such transaction.

        Any member of the committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting at which the committee considers the transaction.

        Mark Trudeau, a director, is the President and Chief Executive Officer of Mallinckrodt plc to which TE Connectivity made $0.18 million in sales during fiscal year 2017. Such transactions were arms-length commercial dealings between the companies, none of which are material individually or in the aggregate. The committee has reviewed and approved or ratified these transactions.

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 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act requires TE Connectivity's executive officers and directors and persons who beneficially own more than ten percent of TE Connectivity's common shares to file electronically reports of ownership and changes in ownership of such common shares with the SEC and NYSE. These persons are required by SEC regulations to furnish TE Connectivity with copies of all Section 16(a) forms they file. As a matter of practice, TE Connectivity's administrative staff assists TE Connectivity's executive officers and directors in preparing initial reports of ownership and reports of changes in ownership and files those reports on their behalf. Based on TE Connectivity's review of such forms, as well as information provided and representations made by the reporting persons, TE Connectivity believes that all of its executive officers, directors and beneficial owners of more than ten percent of its common shares complied with the reporting requirements of Section 16(a) during TE Connectivity's fiscal year ended September 29, 2017, other than one late Form 4 filing for John C. Van Scoter to report one transaction.

AUDIT COMMITTEE REPORT

        The information contained in the report below shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the company specifically incorporates it by reference in such filing.

        During our fiscal year ended September 29, 2017, the Audit Committee of the Board was comprised of four directors. Laura H. Wright served as chair for the full year. Carol A. Davidson and Mark C. Trudeau served as members for the entire year. Juergen W. Gromer served as a member of the Committee through March 8, 2017. Abhijit Y. Talwalkar became a member of the Committee on March 8, 2017. The Board of Directors determined that each of the members of the Audit Committee met the independence and experience requirements of the NYSE and applicable federal regulations. In addition, Ms. Wright and Messrs. Davidson and Trudeau were determined by the Board to be audit committee financial experts.

        The Audit Committee operates under a charter approved by the Board of Directors. A summary description of the duties and powers of the Audit Committee can be found in "The Board of Directors and Board Committees" section of this proxy statement. The Audit Committee oversees the company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, assures that the company develops and maintains adequate financial controls and procedures, and monitors compliance with these processes. The company's independent registered public accounting firm (the "independent auditor") is responsible for performing an audit of the consolidated year-end financial statements in accordance with the standards of the Public Company Accounting Oversight Board ("PCAOB") (United States) to obtain reasonable assurance that the company's consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States. The company's Swiss registered auditor is responsible for performing an audit of the statutory financial statements of TE Connectivity Ltd. prepared in accordance with Swiss law and the company's articles of association. The internal auditors are responsible to the Audit Committee and the Board for testing the integrity of the financial accounting and reporting control systems and such other matters as the Audit Committee and Board determine. The company's special auditor is responsible for delivering reports in accordance with Swiss law confirming that the receivables of the creditors of the company will be fully covered by assets after giving effect to any reductions of capital in connection with shareholders' approvals of distributions to shareholders in the form of capital reductions or under other circumstances.

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        In this context, the Audit Committee has reviewed the consolidated financial statements in TE Connectivity's Annual Report on Form 10-K for the fiscal year ended September 29, 2017. The Committee held discussions with management, the internal auditors, the independent auditor and the Swiss registered auditor concerning the consolidated financial statements, as well as the independent auditor's and Swiss registered auditor's opinions thereon. The Committee also discussed with management, the internal auditors and the independent auditor the report of management and the independent auditor's opinion regarding the company's internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002. Management represented to the Committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States. The Audit Committee reviewed and discussed the statutory financial statements of TE Connectivity Ltd. with management, the internal auditors and the Swiss registered auditor, as well as the Swiss registered auditor's opinion thereon. The Committee routinely reviewed and discussed with management and the Ombudsman any concerns from employees or external constituencies (including investors, suppliers and customers) about the company's accounting, internal accounting controls or auditing matters.

        The Committee discussed with the independent auditor all communications required by auditing standards of the PCAOB (United States). In addition, the Committee discussed with the independent auditor the auditor's independence from TE Connectivity and its management, including the matters in the letter received from the independent auditor regarding the independent auditor's communications with the Audit Committee concerning independence.

        Based upon the Committee's review and discussions referred to above, the Committee recommended that the Board include the company's audited consolidated financial statements in TE Connectivity's Annual Report on Form 10-K for the fiscal year ended September 29, 2017 filed with the Securities and Exchange Commission. The Committee further recommended that the audited statutory financial statements of TE Connectivity Ltd., together with the company's audited consolidated financial statements, be included in the company's Annual Report to Shareholders for the fiscal year ended September 29, 2017.

The Audit Committee:

Laura H. Wright, Chair
Carol A. Davidson
Abhijit Y. Talwalkar
Mark C. Trudeau

December 6, 2017

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AGENDA ITEM NO. 4—ELECTION OF THE INDEPENDENT PROXY

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that Dr. René Schwarzenbach, of Proxy Voting Services GmbH, or another individual representative of Proxy Voting Services GmbH if Dr. Schwarzenbach is unable to serve at the meeting, be elected to serve as the independent proxy at our 2019 annual general meeting of shareholders and also at any shareholder meeting that may be held prior to the 2019 annual general meeting.

Explanation

        Under Swiss law, our shareholders must elect an independent proxy to serve as a voting proxy at our shareholder meetings for shareholders who wish to vote at the meeting by proxy. The main task of the independent proxy is to vote shares held by shareholders of record at the shareholder meeting if instructed to do so by the shareholder. The independent proxy will vote the shares as instructed by the shareholder. If the shareholder authorized the independent proxy to vote the shareholders' shares without giving instructions, the independent proxy will abstain from voting the shares.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 4.

Recommendation

  The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 4.

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 AGENDA ITEM NO. 5—APPROVAL OF THE ANNUAL REPORT AND
FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED SEPTEMBER 29, 2017

Agenda Item No. 5.1—Approval of the 2017 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 29, 2017, the consolidated financial statements for the fiscal year ended September 29, 2017 and the Swiss Compensation Report for the fiscal year ended September 29, 2017)

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the 2017 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 29, 2017, the consolidated financial statements for the fiscal year ended September 29, 2017 and the Swiss Compensation Report for the fiscal year ended September 29, 2017) be approved.

Explanation

        Our 2017 Annual Report, which accompanies this proxy statement, includes the statutory financial statements of TE Connectivity Ltd. (which do not consolidate the results of operations for our subsidiaries) for the fiscal year ended September 29, 2017 and the TE Connectivity Ltd. consolidated financial statements for the fiscal year ended September 29, 2017, and contains the reports of our Swiss registered auditor and our independent registered public accounting firm, as well as information on our business and organization. Copies of our 2017 Annual Report and this proxy statement are available on the Internet at http://www.te.com/TEAnnualMeeting.

        Under Swiss law, certain portions of our annual report must be submitted to shareholders for approval or disapproval at each annual general meeting. This agenda item must be submitted to shareholders for approval or disapproval in addition to the statutory financial statements and the consolidated financial statements, which are presented separately for approval as Agenda Items No. 5.2 and No. 5.3, respectively.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 5.1.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 5.1.

Agenda Item No. 5.2—Approval of the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2017

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2017 be approved.

Explanation

        TE Connectivity Ltd.'s statutory financial statements for the fiscal year ended September 29, 2017 are contained in our 2017 Annual Report, which accompanies this proxy statement. Our 2017 Annual

2018 Annual General Meeting Proxy Statement            73

Report also contains the report of our Swiss registered auditor with respect to the statutory financial statements of TE Connectivity Ltd.

        Under Swiss law, our statutory financial statements must be submitted to shareholders for approval or disapproval at each annual general meeting.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

        Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor, has issued an unqualified recommendation to the Annual General Meeting that the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2017 be approved. As our Swiss registered auditor, Deloitte AG has expressed its opinion that the statutory financial statements for the fiscal year ended September 29, 2017 comply with Swiss law and our articles of association and has reported on other legal requirements. Representatives of Deloitte AG will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They also will be available to answer appropriate questions at the meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 5.2.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 5.2.

Agenda Item No. 5.3—Approval of the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2017

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2017 be approved.

Explanation

        Our consolidated financial statements for the fiscal year ended September 29, 2017 are contained in our 2017 Annual Report, which accompanies this proxy statement. Our 2017 Annual Report also contains the report of our Swiss registered auditor with respect to the consolidated financial statements.

        Under Swiss law, our consolidated financial statements must be submitted to shareholders for approval or disapproval at each annual general meeting.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

        Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor, has issued an unqualified recommendation to the Annual General Meeting that the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2017 be approved. As our Swiss registered auditor, Deloitte AG has expressed its opinion that the consolidated financial statements present fairly, in all material respects, the financial position, the results of operations and the cash flows of TE Connectivity in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and comply with Swiss law and has reported on other legal requirements.

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Representatives of Deloitte AG will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They also will be available to answer appropriate questions at the meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 5.3.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 5.3.

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 AGENDA ITEM NO. 6—RELEASE OF THE MEMBERS OF THE BOARD OF DIRECTORS AND
EXECUTIVE OFFICERS FOR ACTIVITIES DURING THE FISCAL YEAR ENDED
SEPTEMBER 29, 2017

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that shareholders release the members of the Board of Directors and executive officers of TE Connectivity from liability for their activities during the fiscal year ended September 29, 2017.

Explanation

        As is customary for Swiss corporations and in accordance with article 698, subsection 2, item 5 of the Swiss Code of Obligations (the "Swiss Code"), shareholders are requested to release the members of the Board of Directors and the executive officers of TE Connectivity from liability for their activities during the fiscal year ended September 29, 2017. This release from liability claims brought by TE Connectivity or its shareholders against members of the Board of Directors and executive officers of TE Connectivity for activities carried out during the fiscal year ended September 29, 2017 is only effective with respect to facts that have been disclosed to shareholders. This release binds shareholders who either voted in favor of the agenda item or who subsequently acquired shares with knowledge of the resolution. Registered shareholders that do not vote in favor of this agenda item are not bound by the result for a period ending six months after the vote.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, not counting the votes of any director or executive officer of TE Connectivity, is required for approval of Agenda Item No. 6.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 6.

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 AGENDA ITEM NO. 7—ELECTION OF AUDITORS

Agenda Item No. 7.1—Election of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 28, 2018

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that our shareholders elect Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 28, 2018.

Explanation

        The election of our independent registered public accounting firm is recommended by our Audit Committee to the Board of Directors for approval by our shareholders annually. The Audit Committee reviews both the audit scope and estimated fees for professional services for the coming year. The Audit Committee has recommended the ratification of the engagement of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 28, 2018.

        Representatives of Deloitte & Touche LLP will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They also will be available to answer appropriate questions at the meeting.

Independent Auditor Fee Information

        Aggregate fees for professional services rendered by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates as of and for the fiscal years ended September 29, 2017 and September 30, 2016 are set forth below. The aggregate fees included in the audit fees category are fees related to the fiscal years for the services described below, irrespective of when services are rendered. The aggregate fees included in each of the other categories are fees for services rendered in the fiscal years for the services described below. (All references to "$" below are to United States dollars.)

Fiscal Years 2017 and 2016 Fees

	Fiscal Year 2017	Fiscal Year 2016
Audit Fees	$14,769,000	$14,241,000
Audit-Related Fees	—	456,000
Tax Fees	476,000	806,000
Other Fees	78,000	10,000

Total	$15,323,000	$15,513,000

        Audit fees for the fiscal years ended September 29, 2017 and September 30, 2016 were for professional services rendered for the annual audits of the consolidated financial statements of the company including the audits of internal control over financial reporting, review of quarterly financial statements included in the company's quarterly reports on Form 10-Q, consents, registration statements, statutory audits and regulatory filings in foreign jurisdictions.

        Audit related fees for the fiscal year ended September 30, 2016 were primarily for audits of carve-out financial statements.

        Tax fees for the fiscal years ended September 29, 2017 and September 30, 2016 were primarily for tax compliance services.

        Other fees for the fiscal years ended September 29, 2017 and September 30, 2016 were for subscriptions and miscellaneous advisory services.

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        None of the services described above were approved by the Audit Committee under the de minimis exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X.

Policy for the Pre-Approval of Audit and Non-Audit Services

        The Audit Committee adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax and other permissible non-audit services that may be provided by the independent auditor. The policy identifies the principles that must be considered by the Audit Committee in approving services to ensure that the auditor's independence is not impaired. The policy provides that the Corporate Controller will support the Audit Committee by providing a list of proposed services to the Audit Committee, monitoring the services and fees pre-approved by the Audit Committee, providing periodic reports to the Audit Committee with respect to pre-approved services and ensuring compliance with the policy.

        Under the policy, the Audit Committee annually pre-approves the audit fee and terms of the engagement, as set forth in the audit engagement letter. These services may not extend for more than twelve months, unless the Audit Committee specifically provides for a different period. All audit-related services and non-audit tax services must be separately pre-approved by the Audit Committee. The independent auditor may not begin work on any engagement without confirmation of Audit Committee pre-approval from the Corporate Controller or his delegate.

        In accordance with the policy, the Audit Committee may delegate one or more of its members the authority to pre-approve the engagement of the independent auditor when the entire Audit Committee is unable to do so. The chair must report all such pre-approvals to the Audit Committee at a future committee meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 7.1.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 7.1.

Agenda Item No. 7.2—Election of Deloitte AG, Zurich, Switzerland as our Swiss registered auditor until our next annual general meeting

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that Deloitte AG, Zurich, Switzerland be elected as the company's Swiss registered auditor until our next annual general meeting.

Explanation

        Under Swiss law, our shareholders must elect an independent Swiss registered public accounting firm. The Swiss registered auditor's main task is to audit our consolidated financial statements and the statutory financial statements of TE Connectivity. Our Board of Directors has recommended that Deloitte AG, Zurich, Switzerland, be elected as our Swiss registered auditor for our consolidated financial statements and the statutory financial statements of TE Connectivity Ltd.

        Representatives of Deloitte AG will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They also will be available to answer appropriate questions at the meeting.

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        For independent auditor fee information and information on our pre-approval policy of audit and non-audit services, see Agenda Item No. 7.1. See the Audit Committee Report included in this proxy statement for additional information about our Swiss registered auditors.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 7.2.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 7.2.

Agenda Item No. 7.3—Election of PricewaterhouseCoopers AG, Zurich, Switzerland as special auditing firm until our next annual general meeting

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that PricewaterhouseCoopers AG, Zurich, Switzerland be elected as our special auditing firm until our next annual general meeting.

Explanation

        Under Swiss law, special reports by an auditor are required in connection with certain corporate transactions, including certain types of increases and decreases in share capital.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 7.3.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 7.3.

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 AGENDA ITEM NO. 8—ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that shareholders approve, on an advisory (non-binding) basis, the compensation of our named executive officers. We explain this compensation pursuant to the compensation disclosure rules of the SEC in the Compensation Discussion and Analysis ("CD&A"), the Fiscal 2017 Summary Compensation table, and related tables and discussions in this proxy statement.

Explanation

        This proposal gives shareholders the opportunity to cast a non-binding advisory vote to approve the compensation of our named executive officers. This vote often is referred to as "say-on-pay."

        As described in our CD&A, which begins on page 32, TE Connectivity's executive compensation philosophy is designed to deliver competitive total compensation that will reward executives for achieving business unit and corporate performance objectives and will attract, motivate and retain leaders who will drive the creation of shareholder value. In order to implement that philosophy, the Management Development and Compensation Committee (the "MDCC") has established a disciplined process for adopting executive compensation programs and individual executive officer pay packages. Among other things, the MDCC analyzes competitive market data, reviews each executive officer's role and performance assessment, and consults with an independent compensation consultant.

        Our executive compensation program has several features that were designed to ensure that compensation is consistent with TE Connectivity's executive compensation philosophy. The items highlighted below are described in more detail in the CD&A.

  •
  For fiscal year 2017, 50% of the value of each executive officer's annual long-term incentive award is in the form of stock options and 50% is in the form of performance stock units to drive long-term performance and alignment with shareholder interests.

  •
  Awards of stock options have a four-year vesting period, and awards of performance stock units have a three-year cliff vesting period, to further emphasize long-term performance and executive officer commitment.

  •
  Our annual incentive plan incorporates four financial or operational performance metrics in order to properly balance risk with compensation incentives.

  •
  The annual incentive program incorporates a cap on the maximum payout to further manage risk and reduce the possibility of excessive payments.

  •
  Through our compensation risk assessment process, we have determined that our incentive compensation programs are not reasonably likely to create a material risk to the company.

  •
  Our Share Ownership and Retention Requirement Plan, together with the design of the long-term incentive awards, drives long-term executive stock ownership.

        Our executive compensation philosophy emphasizes performance-based pay. The Pay Mix chart in the CD&A demonstrates that in fiscal year 2017, performance-based incentives constituted at least 77%, and as much as 87%, of compensation for the named executive officers. Similarly, since TE Connectivity became a public company in 2007, pay levels have been relatively low in fiscal years in which the company has not met its target performance measures and relatively high in years in which company performance has been strong.

        We encourage shareholders to read the CD&A, which discusses in greater detail how our compensation policies and procedures align with our executive compensation philosophy. The MDCC

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believes that our executive compensation programs and executive officer pay levels are consistent with our executive compensation philosophy, fully support the goals of that philosophy, and provide an appropriate balance between risk and incentives.

        We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement.

Text of the Shareholder Resolution

        IT IS RESOLVED, that shareholders of TE Connectivity Ltd. approve, on an advisory basis, the compensation of the named executive officers of the company, as disclosed in the proxy statement for the 2018 Annual General Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Fiscal 2017 Summary Compensation table, and the other related tables and discussions.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required to approve Agenda Item No. 8. The vote is not binding on the company, the MDCC or our Board. Nevertheless, our Board and the MDCC value the opinions of our shareholders and we will consider those opinions when designing compensation programs and individual executive compensation packages.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 8.

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 AGENDA ITEM NO. 9—BINDING VOTE TO APPROVE FISCAL YEAR 2019
MAXIMUM AGGREGATE COMPENSATION AMOUNT FOR
EXECUTIVE MANAGEMENT

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that shareholders approve $48.1 million as the maximum aggregate compensation that can be paid, granted or promised to the members of Executive Management in fiscal year 2019.

Explanation

        The proposal described in this Agenda Item No. 9 gives shareholders the opportunity to approve, in accordance with Swiss Ordinance Against Excessive Compensation, on a binding basis, the maximum aggregate amount of compensation that can be paid, granted or promised to the members of Executive Management for our fiscal year ending September 27, 2019 ("fiscal year 2019"). The members of Executive Management as of January 1, 2018 include the following senior executives: Terrence R. Curtin, Thomas J. Lynch, John S. Jenkins, Jr., Shad Kroeger, Steven T. Merkt, Heath A. Mitts, Timothy J. Murphy, Kevin N. Rock and Joan E. Wainwright (see position titles on page 30).

        The general principles of the company's executive compensation program are described in article 25 of our articles of association. A more detailed description of our executive compensation programs currently in effect and the actual amounts paid to the Chief Executive Officer and other named executive officers for fiscal year 2017 are described in our Compensation Discussion & Analysis ("CD&A"), which begins on page 32. As described more fully in the CD&A, the Management Development and Compensation Committee has established and follows a disciplined process in adopting our executive compensation programs and in making individual executive compensation determinations. That process has been followed since the company came into existence as a publicly-traded company in fiscal year 2007, has been followed in fiscal year 2018 and we expect will continue to be followed in fiscal year 2019 and beyond. We urge our shareholders to read our articles of association and the CD&A to understand our executive compensation philosophy and process when considering this proposal.

        In addition, shareholders have had the opportunity since 2011 under U.S. law to cast a non-binding advisory vote to approve the compensation paid to our named executive officers, although that approval is for compensation paid in the business year preceding the Annual General Meeting of Shareholders. Shareholders should understand that U.S. proxy rules require disclosure of the compensation of our named executive officers and a non-binding shareholder vote on the compensation paid to those named executive officers. Our shareholders have consistently voiced their strong support for the company's executive compensation programs, providing approval of the non-binding proposals in each year since 2011, the year that the non-binding shareholder advisory vote requirement became effective. For fiscal year 2016, the shareholder approval level was 94.82%. The non-binding advisory vote required under U.S. law is still in effect, so our shareholders are again provided the opportunity to cast a non-binding advisory vote to approve the compensation paid to the named executive officers in fiscal year 2017, as is more fully discussed in Agenda Item No. 8.

        The Swiss Ordinance requires a binding shareholder vote for the aggregate compensation of the members of Executive Management listed above. At the 2017 Annual General Meeting, shareholders approved the maximum aggregate compensation amounts to be paid to executive management for fiscal 2018 with 98.79% of votes cast.

        For fiscal year 2019, we ask that shareholders approve maximum aggregate compensation that can be paid, granted or promised to the members of Executive Management in an amount not to exceed $48.1 million. Our shareholders should understand that this amount is the maximum amount that the

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company can pay, grant or promise to its Executive Management (other than additional amounts that may be payable to persons who newly assume Executive Management functions or who are promoted within Executive Management during fiscal year 2019) and has been calculated using very conservative assumptions in order to provide the Board and company management wide flexibility to reward extremely superior performance across all businesses and to address unforeseen circumstances that might arise during fiscal year 2019. The table below provides insight to our maximum amounts of compensation that could have been and were paid, granted or promised in the last fully completed fiscal year (fiscal year 2017), the maximum amounts approved to be paid, granted or promised for the 2018 fiscal year and our estimates for maximum compensation levels for the 2019 fiscal year. The footnote provides insight into the assumptions we have used to make the estimates.

	Fiscal Year 2017 Maximum Approved $ million	Fiscal Year 2017 Actual $ million	Fiscal Year 2018 Maximum Approved $ million	Fiscal Year 2019 Maximum Requested $ million(1)	Comment
Total Compensation	$59.5	$43.6	$57.6	$48.1	Reflects a 16.5% decrease versus the Fiscal Year 2018 Maximum Approved
(1)
Fiscal year 2019 maximum requested assumes a 3.5% salary increase budget; annual incentive based on the 2019 base salary amount and maximum payout at 200% of target (available only upon achievement of superior performance); total equity pool available for Executive Management assuming all grants are made at range maximum of 150% of target and additional compensation based on other compensation components as reported in the 2017 Proxy Statement. Actual annual incentive payouts are based on measures that support our strategic business objectives (which are approved by our Board of Directors). To achieve 200% payout, maximum performance objectives would need to be met. See page 44 of CD&A for additional details. Fiscal year 2019 maximum requested assumes Mr. Lynch retires as Executive Chairman of the Company on March 14, 2018 and will no longer be a member of Executive Management.

        We do not anticipate that the aggregate amount paid to members of Executive Management in fiscal year 2019 will be at the maximum amount requested. Actual compensation paid to Executive Management in fiscal year 2017 was $43.6 million (includes grant date fair value of fiscal year 2017 equity grants). For a description of the compensation paid, granted or promised to named executive officers in fiscal year 2017, please refer to the CD&A beginning on page 32. We anticipate fiscal year 2018 compensation to range between $35.8 million and $42.4 million (includes grant date fair value of fiscal year 2018 equity grants). Actual fiscal year 2018 level is dependent on our performance pursuant to our Annual Incentive Plan as described in the CD&A on pages 42-45. For fiscal year 2018, amounts paid to members of Executive Management have been or will be awarded under the same or substantially similar executive compensation programs and under substantially the same terms as those in effect in fiscal year 2017. For a description of the base salary adjustments and fiscal year 2018 long term equity awards granted to our current named executive officers, please refer to the CD&A beginning on page 41. The fiscal year 2018 annual incentive program has likewise been designed with terms and conditions substantially similar to the fiscal year 2017 program, with performance goals for fiscal year 2018 adjusted to reflect our fiscal year 2018 financial plan and strategic objectives. We expect to make fiscal year 2019 compensation awards in the same or substantially similar manner, utilizing our current executive compensation programs and setting performance goals to reflect our fiscal year 2019 financial plan and the strategic needs of the company for fiscal year 2019.

        Consistent with past practice, we expect the total compensation paid to members of Executive Management for fiscal year 2019 to be adjusted for base salary increases and reflective of company performance. Assuming current projections for fiscal year 2019 and no unforeseen circumstances

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occurring, we expect that the total compensation paid to members of Executive Management for fiscal year 2019 will be in line with meeting targeted company performance objectives. Nonetheless, we request that our shareholders approve the maximum aggregate amount of $48.1 million to assure that the board and management have the flexibility to award superior performance across all business units in fiscal year 2019 and/or to respond to unforeseen circumstances that may arise in fiscal year 2019.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required to approve Agenda Item No. 9.

Recommendation

  The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 9.

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AGENDA ITEM NO. 10—BINDING VOTE TO APPROVE FISCAL YEAR 2019
MAXIMUM AGGREGATE COMPENSATION AMOUNT FOR
THE BOARD OF DIRECTORS

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that shareholders approve $4.11 million as the maximum aggregate compensation that can be paid to the Board of Directors in fiscal year 2019.

Explanation

        As required by the Swiss Federal Ordinance Against Excessive Compensation, the proposal described in this Agenda Item No. 10 gives shareholders the opportunity to approve, on a binding basis, the maximum aggregate amount of compensation that can be paid, granted or promised to the members of the Board of Directors for our fiscal year ending September 27, 2019 ("fiscal year 2019"). For purposes of this proposal, the Board of Directors refers only to the outside directors.

        The general principles of the company's compensation program for the Board of Directors are described in article 25 of our articles of association. A more detailed description of our compensation programs currently in effect for the Board of Directors and the actual amounts paid to each member of the Board for fiscal year 2017 are described in our Compensation Discussion & Analysis ("CD&A"), which begins on page 66. The current program consists of (i) cash retainer amounts, (ii) equity retainer amounts, awarded in the form of company common shares, and (iii) other miscellaneous benefits. Basic retainer fees for Board members are the same, but additional retainer fees are paid to the Lead Independent Director, committee chairs, members of the Audit Committee and member of the Science Advisory Board.

        For fiscal year 2019, we ask that shareholders approve $4.11 million as the maximum aggregate compensation that can be paid, granted or promised to the Board of Directors. Our shareholders should understand that this amount is the maximum amount that the Company can pay, grant or promise to its Board of Directors in fiscal year 2019 and has been calculated based on the fiscal year 2018 Board compensation structure with an additional reserve to provide flexibility to make appropriate fee increases in fiscal year 2019 in light of competitive market practices. The maximum amount also assumes that Mr. Lynch will retire as Executive Chairman on March 14, 2018 and will be elected to continue on the Board of Directors as Non-Executive Chairman increasing our number of fiscal year 2019 full year directors from 10 to 11. The Board of Directors is very thoughtful in its approach to Director Fees and does not react on an annual basis to changes in market practice. Annual cash retainer fees were last adjusted in fiscal year 2014 and the equity retainer was adjusted in fiscal year 2017. For a description of the Board fees please refer to page 66.

        Any additional increase in the number of directors and the director compensation paid to any new director would be presented for shareholder approval pursuant to the Swiss Code, the Swiss Ordinance Against Excessive Compensation and the Company's articles of association.

        The table below first shows the aggregate compensation paid to the Board of Directors in fiscal year 2017 and the approved maximum aggregate compensation for fiscal year 2018. The table also shows our requests for maximum compensation levels for fiscal year 2019. It should be noted that the actual compensation for fiscal year 2017 included nine full year directors and two partial year directors. The approved maximum compensation level for fiscal year 2018 covered ten full year directors. The request for fiscal year 2019 covers the 11 full year directors who are nominated for election at our March 2018 Annual General Meeting.

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	Fiscal Year 2017 Approved $ million (10 full year Directors)	Fiscal Year 2017 Actual $ million (9 full year plus 2 partial year Directors)(1)	Fiscal Year 2018 Approved $ million (10 full year Directors)	Fiscal Year 2019 Requested $ million (11 full year Directors)
Total Compensation	$3.64	$3.20	$3.64	$4.11
(1)
Values include grant date fair value of equity using the company's closing stock price on the date of grant. See pages 67-68 of Compensation of Non-Employee Directors for information.

        We request that our shareholders approve the maximum aggregate amount of $4.11 million to allow the company to have sufficient flexibility to implement any fee adjustments and/or to respond to unforeseen circumstances that may arise in fiscal year 2019.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required to approve Agenda Item No. 10.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 10.

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 AGENDA ITEM NO. 11—CARRYFORWARD OF UNAPPROPRIATED ACCUMULATED EARNINGS

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that shareholders approve that our unappropriated accumulated earnings of CHF 49 million at September 29, 2017 be carried forward in available earnings.

Background

        Under Swiss law, the appropriation of available earnings as set forth in our Swiss statutory financial statements must be submitted to shareholders for approval at each annual general meeting. At September 29, 2017, our balance sheet in our Swiss statutory financial statements reflected unappropriated accumulated earnings of CHF 49 million.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 11.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 11.

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 AGENDA ITEM NO. 12—DECLARATION OF DIVIDEND

Motion Proposed by the Board of Directors

        Our Board of Directors proposes (based on resolutions adopted on December 7, 2017) that shareholders resolve to make a dividend payment in the amount of $1.76 per issued share out of reserves from capital contributions in our Swiss statutory accounts on the dates designated below in four equal quarterly installments of $0.44 each to shareholders of record on the dates designated below, starting with the third fiscal quarter of 2018 and ending in the second fiscal quarter of 2019.

Explanation

        The Board of Directors proposes that the company pay an ordinary cash dividend in the amount of $1.76 per share out of reserves from capital contributions in our Swiss statutory accounts. Subject to the cap described below, payment of the dividend will be made in four equal quarterly installments of $0.44, with the first installment to be paid on June 8, 2018 to shareholders of record at the close of business on May 25, 2018, the second installment to be paid on September 7, 2018 to shareholders of record at the close of business on August 24, 2018, the third installment to be paid on December 7, 2018 to shareholders of record at the close of business on November 23, 2018, and the fourth installment to be paid on March 8, 2019 to shareholders of record at the close of business on February 22, 2019. Dividend payments will be made with respect to our outstanding share capital on the record date for the applicable dividend payment. The reduction to our reserves from capital contributions in our Swiss statutory accounts, which is required to be made in Swiss francs, will be determined based on the aggregate amount of the dividend and will be calculated based on the USD/CHF exchange rate in effect on the date of the Annual General Meeting as published on the website of the Swiss National Bank.

        If the proposal is approved, the U.S. dollar amount of the dividend will be capped at an amount such that the aggregate reduction to our reserves from capital contributions will not exceed CHF 1,260,000,000 (or approximately $3.60 per share based on the USD/CHF exchange rate of CHF 0.9784 per $1.00 in effect on January 8, 2018). To the extent that a dividend payment would exceed the cap, the U.S. dollar per share amount of the current or future dividends will be reduced on a pro rata basis so that the aggregate amount of all dividends paid does not exceed the cap. If the cap were reached, no further installment payments could then be made. In addition, the aggregate reduction in reserves from capital contributions will be increased for any shares issued, and decreased for any shares acquired, after the Annual General Meeting and before the record date for the applicable dividend installment payment.

        Our statutory auditor, Deloitte AG, must confirm that the dividend proposal conforms with the requirements of the Swiss Code and our articles of association. The auditor's report will be available at the meeting.

Text of the Shareholder Resolution

  IT IS RESOLVED, that a dividend of $1.76 per share payable from reserves from capital contributions shall be distributed to the shareholders out of the reserves of TE Connectivity Ltd., to be paid to the shareholders in four equal quarterly installments of $0.44, (1) on June 8, 2018 to the shareholders of record on May 25, 2018, (2) on September 7, 2018 to the shareholders of record on August 24, 2018, (3) on December 7, 2018 to the shareholders of record on November 23, 2018, and (4) on March 8, 2019 to the shareholders of record on February 22, 2019; the U.S. dollar amount of the dividend will be capped at an amount such that the aggregate reduction to our reserves from capital contributions will not exceed CHF 1,260,000,000, so that to the extent that a dividend payment would exceed the cap, the U.S. dollar per share amount of the

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  current or future dividends will be reduced on a pro rata basis so that the aggregate amount of all dividends paid does not exceed the cap.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 12.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 12.

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 AGENDA ITEM NO. 13—AUTHORIZATION RELATING TO SHARE REPURCHASE PROGRAM

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the shareholders authorize TE Connectivity Ltd., according to its own discretion, to purchase under its share repurchase program shares of TE Connectivity Ltd. having an aggregate purchase price to the company of up to USD 1,500,000,000. The shares bought back under this authorization by TE Connectivity Ltd. may be held for cancellation and, if so held and cancelled, will not be subject to the 10% limitation for the aggregate par value of TE Connectivity Ltd. shares owned by the company and its subsidiaries under article 659 of the Swiss Code. The company intends to submit to shareholders at the 2019 annual general meeting of shareholders for cancellation (to the extent not previously submitted for cancellation) and a share capital reduction (amendment to articles of association) shares purchased by TE Connectivity Ltd. under this authorization through the fiscal quarter ending September 28, 2018 intended to be cancelled and, if any portion of the authorization remains outstanding at that date, shares purchased under the remaining portion intended to be cancelled would be submitted to shareholders for cancellation at subsequent annual general meetings, provided that the company could submit repurchased shares for cancellation at any extraordinary general meeting of shareholders held from time to time.

Explanation

        By obtaining shareholders' approval of the share repurchase program authorization described above, as permitted under Swiss law, the company and its subsidiaries may purchase shares of TE Connectivity Ltd. that could exceed the 10% limitation for shares owned by the company and its subsidiaries set forth in the Swiss Code. The company announced in December 2017 that the Board of Directors had approved an additional USD 1,500,000,000 authorization under the company's share repurchase program which may be used by the company to repurchase shares up to the authorized amount in future periods. Shares bought back by any subsidiary of the company under the Board's authorization would not be submitted to shareholders for cancellation, although such shares, when aggregated with shares bought back by TE Connectivity Ltd., would not exceed the aggregate authorization approved by our Board of Directors. The two-step procedure described above, with the shareholders voting on the share repurchase program authorization at this Annual General Meeting, and deciding on the definitive cancellation of shares at a subsequent general meeting, has the advantage that, by obtaining shareholders' approval for the future cancellation of a maximum number of shares, as permitted under Swiss law, these shares may no longer fall within the statutory limit of the Swiss Code. This procedure thereby provides the company with greater flexibility for the company's capital management and return of value to shareholders.

Text of Shareholder Resolution

  IT IS RESOLVED, that: (1) the meeting of shareholders authorizes TE Connectivity Ltd. to purchase under its share repurchase program shares of TE Connectivity Ltd. having an aggregate purchase price to the company of up to USD 1,500,000,000, (2) the shares bought back by TE Connectivity Ltd. under this authorization may be held for cancellation and, if so held and cancelled, will not be subject to the 10% limitation for the aggregate par value of TE Connectivity Ltd. shares owned by the company and its subsidiaries under article 659 of the Swiss Code of Obligations, (3) the legal reserves for treasury shares may be created by reclassifying unappropriated accumulated earnings, and (4) the amendment of the articles of association of TE Connectivity Ltd. (reduction of share capital in respect of the actual number of shares so held for cancellation) shall be submitted for approval to the annual general meeting of shareholders held in 2019 and, if necessary, the annual general meeting of shareholders held in future years, provided that the submission of repurchased shares for cancellation may be made at any extraordinary general meeting of shareholders held from time to time.

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Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 13.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 13.

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 AGENDA ITEM NO. 14—RENEWAL OF AUTHORIZED CAPITAL

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that its authority to issue shares out of the company's authorized capital be reapproved and extended for an additional period ending two years after the date of the Annual General Meeting (March 14, 2020, assuming no postponement or adjournment of the Annual General Meeting), by the shareholders' approval of an amendment to article 5, paragraph 1 of our articles of association. This proposed amendment to article 5, paragraph 1 of our articles of association is set forth below under "Text of Shareholder Resolution."

Explanation

        The Board of Directors believes it is advisable and in the best interests of the company to authorize the Board of Directors to be reauthorized to issue new authorized capital in accordance with the provisions of the Swiss Code and our articles of association. Our articles of association approved by our shareholders at our 2016 Annual General Meeting of Shareholders held on March 2, 2016 authorized our Board of Directors to issue new authorized capital at any time during the two-year period ending on March 2, 2018 (the second anniversary of such approval), and thereby increase the share capital, without shareholder approval, by a maximum amount of 50% of the share capital at the time of the increase. The Swiss Code provides that the shareholders may, by amendment to the articles of association, authorize the Board of Directors to increase the share capital for a period of no longer than two years from such approval. The amount of authorized capital set forth in article 5, paragraph 1 would be reduced during the two-year period ending on March 14, 2020 proportionately to any reduction to the company's total authorized share capital approved by the shareholders and effected during this two-year period, including as a result of a share capital reduction.

        If this Agenda Item is approved, we would nevertheless seek shareholder approval for share issuances to the extent required under NYSE rules. Under current NYSE rules, shareholder approval is generally required, with certain enumerated exceptions, to issue common shares or securities convertible into or exercisable for common shares in one or a series of related transactions if such common shares represent 20% or more of the voting power or outstanding common shares of the company. NYSE rules also require shareholder approval for an issuance of shares that would result in a change of control of the company, as well as for share issuances in connection with certain benefit plans or related party transactions.

Text of Shareholder Resolution

  IT IS RESOLVED, that the meeting of shareholders approves the amendment of article 5, paragraph 1 of the articles of association of TE Connectivity Ltd. as follows:

Previous version	Proposed new version
Art. 5 Authorized Capital	Art. 5 Authorized Capital

[1]The Board of Directors is authorized to increase the share capital at any time until 2 March 2018 by an amount not exceeding CHF 101,764,944.30 through the issuance of up to 178,534,990 fully paid up registered shares with a par value of CHF 0.57 each.
[1]The Board of Directors is authorized to increase the share capital at any time until 14 March 2020 by an amount not exceeding CHF 101,764,944.30 through the issuance of up to 178,534,990 fully paid up registered shares with a par value of CHF 0.57 each.

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Vote Requirement to Approve Agenda Item

        The approval of two-thirds of the votes represented and the absolute majority of the par value of the votes represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 14.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 14.

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AGENDA ITEM NO. 15—APPROVAL OF TERM EXTENSION OF THE
TYCO ELECTRONICS LIMITED SAVINGS RELATED SHARE PLAN

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the Tyco Electronics Limited Savings Related Share Plan (the "Plan") be amended to extend the term that options may be granted pursuant to the Plan for an indefinite period of time.

Explanation

        The Board of Directors and the sole shareholder of TE Connectivity originally approved the Plan on June 30, 2007, and authorized up to 1,500,000 Common Shares for issuance under the Plan. Pursuant to Section 3.8 of the Plan as originally adopted, options may not be granted more than ten years after the adoption date of June 30, 2007. As the Company intends to make additional offerings to eligible employees under the Plan, the Board of Directors has approved to amend Section 3.8 of the Plan to provide that options may be granted for an indefinite period of time. The Company is not authorizing, and is not seeking shareholder approval, of an increase of Common Shares pursuant to the Plan.

        If our shareholders approve this extension, it will be effective as of its adoption. If our shareholders do not approve the amendment, further issuances of Common Shares under the Plan will not be authorized.

        A Summary of the Plan, as amended, is set forth below. Capitalized words or expressions used in this summary, but not otherwise defined herein, shall have the meaning given to them by the Plan rules. The summary is qualified in its entirety by the full text of the Plan, which is included in this Proxy Statement as Appendix B.

Summary of the Plan

        The purpose of the Plan is to provide employees of the Company (and any of its nominated subsidiaries) (each of the Company and any such subsidiaries, a "Constituent Company") with an opportunity to purchase ordinary shares in the capital of the Company using accumulated savings from payroll deductions. The Plan provides for the grant of Options, and is conditioned upon the employee's entry into a linked savings arrangement pursuant to which a specified amount is deducted from the employee's monthly earnings via payroll as savings for the Exercise Price. At the end of the relevant savings period, the employee's savings may be used to exercise the Option and acquire the relevant number of shares underlying such Option. The Plan thus aims to attract, retain and incentivize employees, offering them a direct interest in the Company's success. The Plan is intended to meet the requirements of Schedule 3 of the UK Income Tax (Earnings and Pensions) Act 2003 ("Schedule 3").

        A total of 479 employees currently participate in the Plan.

Eligibility

        The Plan is a type of "all-employee" scheme, meaning that, to satisfy the requirements of Schedule 3, all eligible UK-resident employees and full-time directors must be invited to participate. The Plan rules broadly define an "Eligible Employee" as:

  •
  any employee of a Constituent Company; or

  •
  any director of a Constituent Company who works at least 25 hours per week for the Group

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and who, in either case, satisfies the minimum qualifying service requirement (which may not exceed five years), as notified by the Board or the Trustees. The Board and the Trustees may, at their discretion, also extend invitations to other employees and directors of Constituent Companies.

Administration

        If the Board or the Trustees announce an intention to issue invitations to participate in the Plan, invitations must be issued to all Eligible Employees. Eligible Employees may then apply for the grant of an Option and the entry into a linked savings arrangement for a term of either three or five years, as is permitted by the Company.

        Eligible Employees must confirm the relevant monthly savings contribution to be deducted via payroll, which may not be less than £5 (or such other minimum amount specified by Her Majesty's Revenue & Customs ("HMRC")). HMRC also imposes a limit on the maximum monthly savings contribution to be made by any employee, which is currently set at £500.

        Any application from an Eligible Employee is deemed to be for the grant of an Option over the maximum whole number of Company shares that may be acquired at the Exercise Price set out in the invitation out of the expected repayment from the savings arrangements. Although the Board has discretion to determine the Exercise Price, it may not be less than the higher of (i) 80% of the Market Value of the Company shares and (ii) in the case of any Option to be satisfied by the issue of new Company shares, the nominal value of such shares. At the end of the relevant savings period, participants may (subject to the other terms of the Plan) withdraw their savings and apply them to the exercise of their Options. In the event that applications from Eligible Employees would result in the number of Company shares under Option exceeding any specified limit, the Plan includes a procedure for "scaling down" such applications.

        Savings arrangements entered into as of a certain date may be eligible for a tax-free "bonus", which is equal to a guaranteed number of monthly contributions; this is set with reference to the time at which the savings arrangement is entered into. At present, the HMRC bonus rate is zero.

        Options are personal to the Eligible Employees to whom they are granted and are not generally transferable or exercisable by anyone other than the Eligible Employee during the Eligible Employee's lifetime.

Exercise of Options

        Options may not generally be exercised before the relevant Bonus Date, which is broadly a period of three or five years (as applicable) following the commencement of the savings arrangements. Options must generally be exercised, in whole or in part, within six months of the Bonus Date and, if not so exercised, will lapse immediately. Where Options are exercised in part, any unexercised part of the Option will lapse.

        In accordance with the Plan rules, early exercise of Options may be permitted in certain circumstances, including the death of the participant prior to the Bonus Date, the termination of the participant's employment as the result of injury or disability, redundancy, retirement on or after a specified age or a transfer of the relevant employer company or relevant part of the business to a person outside the Group or upon the happening of certain corporate events (including a general offer for or acquisition of the Company, a compulsory acquisition of the Company, a reconstruction or amalgamation of the Company and the voluntary winding-up of the Company).

        Any exercise of Options must be funded exclusively through the linked savings arrangement.

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Lapse of Options

        Generally, but subject to certain exceptions set out in the Plan rules, Options will lapse on the earliest of:

  •
  the expiration of six months after the Bonus Date;

  •
  the participant ceasing to be employed by any Group Member, unless such termination is the result of injury or disability, redundancy, retirement on or after a specified age or a transfer of the relevant employer company or relevant part of the business to a person outside the Group, in which case the participant will generally be entitled to exercise his or her Option for a period of six months following the termination;

  •
  the expiration of twelve months following the participant's death, if he or she dies before the Bonus Date, or the expiration of twelve months following the Bonus Date, if the participant dies during the period of six months after the Bonus Date;

  •
  the date of any resolution or court order for the compulsory winding-up of the Company;

  •
  the date on which the participant becomes bankrupt;

  •
  the date on which the participant gives, or is deemed to give, notice that he or she intends to discontinue the monthly savings contributions or the date on which an application is made for the repayment of the aggregate monthly savings contributions; and

  •
  the date on which the participant purports to transfer his or her Option.

        The Plan rules also make specific provision for the exercise (see above—Exercise of Options), lapse and, in some cases, exchange of Options upon the happening of certain corporate events (including a general offer for or acquisition of the Company, a compulsory acquisition of the Company, a reconstruction or amalgamation of the Company and the voluntary winding-up of the Company).

UK Tax Consequences for Participants

        The following is a summary of the general UK tax treatment which would be expected to apply in relation to Options granted to UK tax resident Plan participants, and assuming that the Plan satisfies, and continues to satisfy, the relevant Schedule 3 criteria for SAYE (Sharesave) option schemes. The following comments are based on UK laws currently in effect, which remain subject to change.

        The grant of an Option should not give rise to any UK tax liability. The exercise of an Option should also not give rise to any UK income tax liability if the date of exercise is at least three years after the grant date. This treatment should also apply where a participant exercises his or her Option within three years of the grant date as a result of death or termination of employment due to injury or disability, redundancy, retirement, TUPE transfer or the participant's employer company ceasing to be associated with the Company. In the case of certain corporate events, the exercise of Options may also be exempt from UK income tax provided the exercise is in accordance with the specific requirements of the applicable legislation (namely, Schedule 3).

        If a liability to UK income tax should arise, the participant would be liable to tax on the difference between the market value of the Company shares acquired (pursuant to the exercise of the Option) and the Exercise Price.

        On any subsequent sale of the underlying Company shares, UK capital gains tax may be payable on the difference between the sale price received by the participant and the Exercise Price.

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Equity Compensation Plan Information

        The following table provides information as of fiscal year end 2017 with respect to common shares issuable under our 2007 Stock and Incentive Plan, 2010 Stock and Incentive Plan and Tyco Electronics Limited Savings Related Share Plan:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)(3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(4)
Equity compensation plans approved by security holders	9,140,092	(1)	$55.10	21,589,958
Equity compensation plans not approved by security holders	1,451,893	(2)	$60.88	1,733,230

Total	10,591,985			23,323,188

(1)
Includes securities issuable upon exercise of outstanding options, warrants and rights under the TE Connectivity Ltd. 2007 Stock and Incentive Plan, amended and restated as of March 8, 2017 (the "2017 Plan") and the Tyco Electronics Limited Savings Related Shares Plan. The 2017 Plan provides for the award of annual performance bonuses and long-term performance awards, including share options; restricted, performance, and deferred share units; and other share-based awards (collectively, "Awards") to board members, officers, and non-officer employees. The 2017 Plan provides for a maximum of 69,843,452 common shares to be issued as Awards, subject to adjustment as provided under the terms of the 2017 Plan.

(2)
Includes securities issuable upon exercise of outstanding options, warrants and rights under the 2010 Stock and Incentive Plan, amended and restated as of March 9, 2017. In connection with the acquisition of ADC Telecommunications, Inc. ("ADC") in fiscal 2011, we assumed equity awards issued under plans sponsored by ADC and the remaining pool of shares available for grant under the plans. Subsequent to the acquisition, we registered 6,764,455 shares related to the plans via Forms S-3 and S-8 and renamed the primary ADC plan the TE Connectivity Ltd. 2010 Stock and Incentive Plan, amended and restated as of March 9, 2017 (the "2010 Plan"). Grants under the 2010 Plan are settled in TE Connectivity common shares.

(3)
Does not take into account restricted, performance, or deferred share unit awards that do not have exercise prices.

(4)
Includes securities remaining available for future issuance under the 2017 Plan, the 2010 Plan and the Tyco Electronics Limited Savings Related Share Plan. The 2017 Plan and the 2010 Plan apply weightings of 1.80 and 1.21, respectively, to outstanding nonvested restricted, performance, and deferred share units. The remaining shares issuable under the Tyco Electronics Limited Savings Related Share Plan, 2017 Plan and the 2010 Plan are increased by forfeitures and cancellations, among other factors.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 15.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 15.

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AGENDA ITEM NO. 16—APPROVAL OF ANY ADJOURNMENTS OR POSTPONEMENTS
OF THE MEETING

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that our shareholders approve any adjournments or postponements of the Annual General Meeting.

Explanation

        You are being asked to approve any adjournments or postponements of the meeting so that we can solicit additional proxies if there are insufficient proxies to elect directors and approve the remaining agenda items at the time of the meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 16.

Recommendation

  The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 16.

ADDITIONAL INFORMATION

Cost of Solicitation

        The cost of solicitation of proxies will be paid by TE Connectivity. TE Connectivity has engaged D. F. King & Co., Inc. as the proxy solicitor for the Annual General Meeting for an approximate fee of $12,500. In addition, certain directors, officers or employees of TE Connectivity may solicit proxies by telephone or personal contact. Upon request, TE Connectivity will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares.

Registered and Principal Executive Offices

        The registered and principal executive offices of TE Connectivity are located at Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland. The telephone number is +41 (0) 52 633 66 61.

Annual Report

        Copies of our Annual Report for the fiscal year ended September 29, 2017 containing our audited consolidated financial statements with accompanying notes and our audited Swiss statutory financial statements prepared in accordance with Swiss law as well as additionally required Swiss disclosures and our Swiss Compensation Report, are available to shareholders free of charge on our website at www.te.com or by writing to TE Connectivity Shareholder Services, TE Connectivity Ltd., Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

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 TE CONNECTIVITY 2019 ANNUAL GENERAL MEETING OF SHAREHOLDERS

        TE Connectivity anticipates that the 2019 Annual General Meeting of Shareholders will be held on or about March 13, 2019.

        Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act and article 14 of TE Connectivity's articles of association will be considered for inclusion in TE Connectivity's 2018 proxy statement and proxy card for the meeting if the proposal is received in writing by TE Connectivity's Secretary no later than September 21, 2018. The notice of proposal must comply with the requirements established by the SEC and must include the information specified in article 14 of TE Connectivity's articles of association and must be a proper subject for shareholder action under Swiss law.

        Article 14 of TE Connectivity's articles of association sets forth the procedures (including, without limitation, advance notice requirements) a shareholder must follow to request that an item be put on the agenda of a general meeting of shareholders. No prior notice is required to bring proposals (including the nomination of persons for election to the Board of Directors) at a general meeting of shareholders where such proposals relate to items that are already included on the agenda for that meeting.

        Proposals should be addressed to Harold G. Barksdale, Secretary, TE Connectivity Ltd., Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

        TE Connectivity will furnish a copy of its articles of association to any shareholder without charge upon written request to the Secretary.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy these materials at the SEC reference room at 100 F Street, N.E., Washington, D.C. 20549, USA. Please call the SEC at 1-800-SEC-0330 for further information on their public reference room. Our SEC filings also are available to the public at the SEC's website (http://www.sec.gov). In addition, you can obtain reports and proxy statements and other information about us at the offices of the NYSE, 20 Broad Street, New York, New York 10005, USA.

        We maintain a website on the Internet at http://www.te.com. We make available free of charge, on or through our website, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and any amendments to those reports, as soon as reasonably practicable after such material is filed with the SEC. This reference to our Internet address is for informational purposes only and shall not, under any circumstances, be deemed to incorporate the information available at such Internet address into this proxy statement.

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APPENDIX A
PRIMARY TALENT MARKET PEER GROUP

Aerospace & Defense; Electronic, Electrical & Scientific Equipment & Components;
Industrial Manufacturing

3M Company	Johns Manville Corporation
AMETEK Inc.	Johnson Controls International plc
AMSTED Industries Incorporated	Kennametal Inc.
Arconic Inc.	Keysight Technologies, Inc.
ARM Holdings	L-3 Communications Holdings Inc.
Arrow Electronics, Inc.	Lafarge North America
Avnet Inc.	LEDVANCE
BAE Systems PLC	Leidos, Inc.
Ball Corp.	LG Electronics
Bechtel Systems & Infrastructure, Inc.	Lincoln Electric
The Boeing Company	Lockheed Martin Corp.
BorgWarner Inc.	Lutron Electronics
Bradley	Makino
Brady Corp.	Materion Corporation
Caterpillar Inc.	Mettler-Toledo International Inc.
Celestica Inc.	Molex
Consolidated Nuclear Security Y-12	MTS Systems Corporation
Corning Incorporated	Nordson Corporation
Cubic Corp.	Northrop Grumman Corporation
Curtiss-Wright Corporation	Northwest Pipeline LLC
Danaher Corp.	Orbital ATK, Inc.
Dematic	Osram Sylvania
Donaldson Co. Inc.	Owens Corning
Eaton Corporation	Oxford Instruments America
EnPro Industries, Inc.	Panasonic of North America
ESCO Technologies Inc.	Parker Hannifin Corporation
Esterline Technologies Corporation	Plexus Corp.
Flowserve Corp.	Rockwell Automation Inc.
GAF Materials Corporation (Canada)	Rockwell Collins Inc.
Garmin	Rolls-Royce North America (USA) Holdings Co.
Gates	SAIC, Inc.
General Atomics	Schneider Electric SA
General Aviation	Sensata Technologies
General Cable	Siemens
General Dynamics Corporation	Spirit AeroSystems Holdings, Inc.
General Electric Co.	SPX Corporation
GL&V	SPX Flow, Inc.
Goldwind	TDK Corporation
Graco Inc.	Terex Corporation
Harman International Industries, Incorporated	Textron Inc.
Harris Associates, L.P.	Timken Co.
Hexcel Corporation	Toro Co.
Honeywell Inc.	TRW Automotive
Husky Injection Molding Systems Ltd.	TT Electronics
IDEX Corp.	United Technologies Corporation
IMI	USG Corporation
Ingersoll-Rand	Vectrus, Inc.
ITT Corporation	Worthington Industries, Inc.
Jabil Circuit Inc.	Xylem Inc.

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APPENDIX B

TE CONNECTIVITY LTD

RULES

OF

TYCO ELECTRONICS LIMITED

SAVINGS RELATED SHARE PLAN

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1.  INTERPRETATION

1.1.  Definitions

        In this Plan, unless the context otherwise requires, the following words and expressions have the following meanings:

  1.1.1.
  Acquiring Company means a company (including a New Holding Company) which obtains Control of the Company in the circumstances referred to in Rule 8.1, 8.2 or 8.3 (reading the reference in Rule 8.3 to "proposes to obtain" as "obtains");

  1.1.2.
  Acting In Concert has the meaning given to that expression in The City Code on Takeovers and Mergers in its present form or as amended from time to time;

  1.1.3.
  Adoption Date means 30 June 2007, the date on which the Plan was adopted by the Board;

  1.1.4.
  Applicant means an Eligible Employee who applies for the grant of an Option;

  1.1.5.
  Application means an application for the grant of an Option;

  1.1.6.
  Application Form means the form referred to in Rule 2.2 on which an application for the grant of an Option is made;

  1.1.7.
  Approval Date means 23 November 2007, the date on which the Plan was approved by HM Revenue & Customs under Schedule 3;

  1.1.8.
  Associated Company has the meaning given to that expression by paragraph 47 of Schedule 3 or, where the context requires, paragraph 35(4) of Schedule 3;

  1.1.9.
  Board means the board of directors of the Company or a duly authorised committee thereof;

  1.1.10.
  Bonus Date means

  (a)
  in the case of a three year Savings Contract, the earliest date on which a Standard Bonus would be payable under the Savings Contract; and

  (b)
  in the case of a five year Savings Contract, the earliest date on which a Standard Bonus or a Maximum Bonus would be payable under the Savings Contract, according to whether, for the purpose of determining the number of Plan Shares over which the Option linked to the Savings Contract was granted, the repayment under the Savings Contract is to be taken as including the Standard Bonus (or no bonus) or the Maximum Bonus, respectively;

  1.1.11.
  Close Company has the meaning given to that expression by section 414(1) of ICTA 1988, and paragraph 11(4) of Schedule 3;

  1.1.12.
  Company means TE Connectivity Ltd., incorporated in Switzerland, being the scheme organiser for the purposes of paragraph 2(2) of Schedule 3;

  1.1.13.
  Consortium has the meaning given to that word by paragraph 48(2) of Schedule 3;

  1.1.14.
  Constituent Company means the Company or a company which is a Subsidiary and which has been nominated by the Board to participate in the Plan from time to time;

  1.1.15.
  Continuous Employment has the meaning given by the Employment Rights Act 1996:

  1.1.16.
  Control has the meaning given to that word by section 840 of ICTA 1988;

  1.1.17.
  Eligible Employee means an individual who is:

  (a)
  an employee (other than a director) of a Constituent Company; or

2018 Annual General Meeting Proxy Statement            B-5

    (b)
    a director of a Constituent Company who is contracted to work at least 25 hours per week for the Group (exclusive of meal breaks);

    and who, in either case:

    (i)
    is not eligible solely by reason that he is a non-executive director of a Constituent Company;

    (ii)
    has earnings in respect of his office or employment which are (or would be if there were any) general earnings to which section 15 or 21 of ITEPA 2003 applies;

    (iii)
    has at the Grant Date such period of Continuous Employment as a director or employee, not exceeding five years, as the Grantor determines for the purpose of an issue of Invitations;

    (iv)
    has not given or been given notice to terminate his employment within the Group; and

    (v)
    does not have at the Grant Date, and has not had during the preceding twelve months, a Material Interest in a Close Company which is the Company or a company which has Control of the Company or a member of a Consortium which owns the Company; or

    (c)
    a director (other than a non executive director) or employee of a Constituent Company nominated by the Grantor to be an Eligible Employee who is not prohibited from participating in the Plan by sub paragraph (v) above;

  1.1.18.
  Employees' Share Scheme has the meaning set out in section 743 of the Companies Act 1985 or the corresponding section in the Companies Act 2006;

  1.1.19.
  Exercise Price means the amount per Plan Share payable on the exercise of an Option determined in accordance with Rule 5;

  1.1.20.
  Grant Date means the date on which an Option is granted to an Eligible Employee determined in accordance with Rule 3.3;

  1.1.21.
  Grantor means

  (a)
  in relation to an Option granted by the Company, the Board; and

  (b)
  in relation to an Option granted by the Trustees, the Trustees;

  1.1.22.
  Group means the Company and all Subsidiaries and Associated Companies of the Company and "Group Member" shall be construed accordingly;

  1.1.23.
  ICTA 1988 means the Income and Corporation Taxes Act 1988;

  1.1.24.
  Invitation means an invitation to apply for the grant of an Option issued under Rule 2.1;

  1.1.25.
  Invitation Date means the date on which an Invitation is issued;

  1.1.26.
  ITEPA 2003 means the Income Tax (Earnings and Pensions) Act 2003;

  1.1.27.
  ITTOIA 2005 means the Income Tax (Trading and Other Income) Act 2005;

  1.1.28.
  Key Feature means a provision of the Plan which is necessary in order to meet the requirements of Schedule 3;

  1.1.29.
  Market Value means

  (a)
  if at the relevant time Plan Shares are listed on the New York Stock Exchange (or any other recognised investment exchange within the meaning of section 841 of ICTA

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      1988), the closing quotation of a Plan Share (as derived from the New York Stock Exchange or the list appropriate to such other exchange or market) for the trading day immediately preceding the Invitation Date; or

    (b)
    if at the relevant time Plan Shares are not so listed, the market value of a Plan Share as determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed in advance by the Grantor with HM Revenue & Customs Shares & Assets Valuation on the Invitation Date or such earlier date or dates as may be agreed with HM Revenue & Customs, as required;

  1.1.30.
  Material Interest has the meaning given to that expression by paragraphs 11 and 12 to 16 of Schedule 3;

  1.1.31.
  Maximum Bonus means the bonus which is payable under a five year Savings Contract, at the earliest, seven years after the starting date of the Savings Contract;

  1.1.32.
  Minimum Monthly Savings Amount means in relation to each Invitation, the minimum monthly saving which may be made by an Option Holder as determined by the Board in accordance with paragraph 25(3)(b) of Schedule 3 being not less than £5 (or such other minimum savings amount specified from time to time by HM Treasury in their Save-As-You-Earn prospectus) nor more than £10 (or such other amount as may be permitted from time to time under paragraph 25(3)(b) of Schedule 3);

  1.1.33.
  New Holding Company means a company which obtains Control of the Company where 90% or more of the New Holding Company's ordinary shares are held in substantially the same proportions by substantially the same persons who previously held the Company's ordinary shares;

  1.1.34.
  New Option means an option granted by way of exchange under Rule 9.1;

  1.1.35.
  New Plan Shares means the shares subject to a New Option;

  1.1.36.
  New York Stock Exchange means the New York Stock Exchange or any successor body;

  1.1.37.
  Notice of Exercise means the notice given in respect of the exercise of an Option under Rule 6.7;

  1.1.38.
  Option means a right to acquire Plan Shares granted under the Plan;

  1.1.39.
  Option Certificate means the deed or statement under which an Option is granted in accordance with Rule 3.3;

  1.1.40.
  Option Holder means an individual who holds an Option or, where the context permits, his legal personal representatives;

  1.1.41.
  Plan means Tyco Electronics Limited Savings Related Share Plan in its present form or as amended from time to time;

  1.1.42.
  Plan Shares means ordinary shares in the capital of the Company (or any shares representing them) which satisfy the conditions in paragraphs 18 to 22 of Schedule 3;

  1.1.43.
  Relevant Employment means employment with any Group Member;

  1.1.44.
  Reorganisation means any variation in the share capital of the Company, including but without limitation a capitalisation issue, rights issue, rights offer or bonus issue and a sub-division, consolidation or reduction in the capital of the Company but excluding a capitalisation issue in substitution for or as an alternative to a cash dividend;

  1.1.45.
  Rules mean the rules of the Plan;

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  1.1.46.
  Savings Contract means a contract under a certified contractual savings scheme within the meaning of section 703 of ITTOIA 2005 which has been approved by HM Revenue & Customs, if applicable, for the purpose of Schedule 3;

  1.1.47.
  Schedule 3 means Schedule 3 to ITEPA 2003;

  1.1.48.
  Specified Age means 65 years;

  1.1.49.
  Standard Bonus means the earliest bonus which is payable under a Savings Contract;

  1.1.50.
  Subsidiary means a company which is a subsidiary of the Company within the meaning of section 736 of the Companies Act 1985, or the corresponding section in the Companies Act 2006, over which the Company has Control;

  1.1.51.
  Trustees means the trustees of any trust created by a Group Member which, when taken together with the Plan, constitutes an Employees' Share Scheme;

1.2.  Interpretation

        In the Plan, unless otherwise specified:

  1.2.1.
  the contents and rule headings are inserted for ease of reference only and do not affect the interpretation of the Plan;

  1.2.2.
  a reference to a Rule is a reference to a rule of the Plan;

  1.2.3.
  save as provided for by law and subject to Rule 16.4 a reference to writing includes any mode of reproducing words in a legible form and reduced to paper or electronic format or communication including, for the avoidance of doubt, correspondence via e-mail;

  1.2.4.
  the singular includes the plural and vice versa and the masculine includes the feminine;

  1.2.5.
  a reference to a statutory provision includes any statutory modification, amendment or re-enactment thereof; and

  1.2.6.
  the Interpretation Act 1978 applies to the Plan in the same way as it applies to an enactment.

2.  INVITATIONS TO APPLY FOR, AND APPLICATIONS FOR, GRANT OF OPTIONS

2.1.  Announcement of intention to issue Invitations by Board or Trustees

        The Board or the Trustees may, in their absolute discretion, from time to time, announce their intention to issue Invitations in accordance with this Rule 2 to Eligible Employees to apply for the grant of Options.

2.2.  Persons to whom Invitations must be issued

        If the Grantor announces its intention to issue Invitations, it shall issue an Invitation to every person who is, or will on the Grant Date be, an Eligible Employee.

2.3.  Documents which must accompany Invitation

        An Invitation shall be accompanied by:

  2.3.1
  an Application Form to be used by the recipient of the Invitation to apply for the grant of the Option referred to in the Invitation and to apply to enter into a Savings Contract approved by the Grantor for the purpose of that issue of Invitations and linked to the Option; and

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  2.3.2
  a copy of the Rules.

2.4.  Contents of Invitation

        An Invitation shall state:

  2.4.1.
  the date, being not less than 14 nor more than 21 days after the date of issue of the Invitation, by which the recipient of the Invitation must submit an Application;

  2.4.2.
  the Minimum Monthly Savings Amount under the Savings Contract linked to the Option referred to in the Invitation;

  2.4.3.
  the Exercise Price under the Option referred to in the Invitation or the method by which the Exercise Price will be determined and notified to Eligible Employees;

  2.4.4.
  the maximum permitted aggregate monthly savings contribution under the Savings Contract linked to the Option referred to in the Invitation taken together with savings contributions by the Applicant under any other savings contract linked to any other Option or option granted under any other SAYE option scheme approved by HM Revenue & Customs under Schedule 3, as applicable, being the lesser of £250 (or such other amount as may be permitted from time to time under paragraph 25(3)(a) of Schedule 3) and such other amount (being a multiple of £1 and not less than £5 (or such other minimum savings amount specified from time to time by HM Treasury in their Save-As-You-Earn prospectus, to the extent applicable)) as the Board may determine for the purpose of that issue of Invitations;

  2.4.5.
  whether an Applicant must enter into a three year or a five year Savings Contract or may choose either;

  2.4.6.
  whether, for the purpose of determining the number of Plan Shares over which the Option referred to in the Invitation is to be granted, the repayment under the Savings Contract linked to the Option must be taken as including the Maximum Bonus, the Standard Bonus or no bonus or whether the recipient of the Invitation may choose any of these; and

  2.4.7.
  the maximum total number of Plan Shares, if any, set by the Board under Rule 4.1 over which Options will be granted in response to that issue of Invitations.

        Subject to this Rule 2, an Invitation shall be in such form as the Grantor may determine from time to time.

2.5  Contents of Application Form

        An Application Form shall require an Applicant to state:

  2.5.1.
  the monthly savings contribution (being a multiple of £1 and not less than £5 (or such other minimum savings amount specified from time to time by HM Treasury in their Save-As-You-Earn prospectus, to the extent applicable)) which he wishes to make under the Savings Contract linked to the Option referred to in the Invitation;

  2.5.2.
  that his proposed monthly savings contribution, when added to any monthly savings contributions then being made by him under any other Savings Contract linked to an Option or to an option granted under any other SAYE option scheme approved by HM Revenue & Customs under Schedule 3, as applicable, will not exceed the maximum permitted aggregate monthly savings contribution specified in the Invitation;

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  2.5.3.
  where appropriate, whether he wishes to enter into a three or five year Savings Contract, and, in the case of a five year Savings Contract, whether he wishes it to be linked to the Maximum Bonus or the Standard Bonus; and

  2.5.4.
  where appropriate, whether, for the purpose of determining the number of Plan Shares over which the Option referred to in the Invitation is to be granted, he wishes the repayment under the Savings Contract linked to the Option to be taken as including a bonus or no bonus;

and shall authorise the Grantor to enter on the Application Form, on behalf of the Applicant, such monthly savings contribution, not exceeding the maximum stated on the Application Form, as the Grantor determines under Rule 3.6.

        Subject to this Rule 2, an Application Form shall be in such form as the Grantor may determine from time to time.

2.6  Number of Plan Shares applied for in Application

        An Application shall be deemed to be for the grant of an Option over the maximum whole number of Plan Shares which may be acquired at the Exercise Price out of the expected repayment (including any bonus where permitted under Rule 2.3.6 and requested by the Applicant pursuant to Rule 2.4.4) under the Savings Contract linked to the Option at the applicable Bonus Date.

2.7  Making of Applications

        The recipient of an Invitation who wishes to apply for the grant of the Option referred to in the Invitation shall submit to the Grantor, within the period specified in the Invitation, a duly completed Application Form.

3.  GRANT OF OPTIONS

3.1.  Options granted by Company or Trustees

        The Company or the Trustees may from time to time grant Options to Eligible Employees.

3.2.  Persons to whom Options must be granted

        The Grantor shall grant the Option referred to in each Invitation in respect of which the Grantor has received a valid Application and, where Rule 3.6.4 applies, which has been selected by lot.

3.3.  Procedure for grant of Options and Grant Date

        The Grantor shall grant an Option by passing a resolution. The Grant Date shall be the date on which the Grantor passes the resolution or such later date as is specified in the resolution and allowed by Rules 3.7 and 3.8. The grant of an Option or Options shall be evidenced by a deed executed by or on behalf of the Grantor. The deed or a statement providing details of the grant shall be issued to each Applicant who has been granted an Option as soon as reasonably practicable following the grant of the Option.

3.4.  Contents of Option Certificate

        An Option Certificate shall state:

  •
  the Grant Date;

  •
  the number of Plan Shares subject to the Option;

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  •
  the Exercise Price; and

  •
  the Bonus Date, being the date on which the Option will ordinarily become exercisable.

        Subject thereto, an Option Certificate shall be in such form as the Board may determine from time to time.

3.5.  Number of Plan Shares over which Options granted

        An Option shall be granted over the number of Plan Shares for which the Applicant is deemed under Rule 2.5 or 3.6, as appropriate, to have applied.

3.6.  Scaling down of Applications

        If the Grantor receives Applications for the grant of Options over a number of Plan Shares in excess of any of the limits in Rule 4, it shall, to the extent necessary to eliminate the excess, take the following steps in the following order or such other steps as it may agree in advance with HM Revenue & Customs, as so required:

  3.6.1.
  first, for the purpose of determining the number of Plan Shares over which the Option referred to in an Invitation is to be granted, it shall take the repayment under the Savings Contract linked to the Option as including the Standard Bonus instead of the Maximum Bonus;

  3.6.2.
  secondly, it shall take the repayment under the Savings Contract linked to the Option as including no bonus instead of the Standard Bonus;

  3.6.3.
  thirdly, it shall reduce pro rata the excess over £5 (or such other minimum savings amount specified from time to time by HM Treasury in their Save-As-You-Earn prospectus, to the extent applicable), or such greater amount as the Grantor may determine, of the monthly savings contribution selected by each Applicant;

  3.6.4.
  fourthly, it shall select Applications by lot and each Application shall be deemed to be for a monthly savings contribution of £5 (or such other minimum savings amount specified from time to time by HM Treasury in their Save-As-You-Earn prospectus, to the extent applicable) only with the repayment under the Savings Contract linked to the Option taken as including no bonus.

        Each Application shall be deemed to have been withdrawn or amended accordingly and the Grantor shall amend each Application Form to reflect any reduction in the bonus or the monthly savings contribution resulting therefrom.

        For the purpose of applying this Rule 3.6, if an Applicant has made multiple Applications, the Applications shall be treated as a single Application and the monthly savings contributions applied for in the Applications shall be aggregated.

3.7.  Period allowed for grant of Options

        An Option may be granted only during the period of thirty days beginning on the earliest of the dates referred to in the definition of "Market Value" and used for the purpose of determining the Exercise Price or, if Rule 3.6 applies, during the period of forty two days beginning on the earliest of such dates.

3.8.  Duration of Plan

        An Option may not be granted earlier than the Approval Date. The Plan will continue in effect until it is terminated by action of the Board or as otherwise provided hereunder.

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3.9.  Persons to whom Options may be granted

        The Grantor may not grant an Option to an individual who is not an Eligible Employee on the Grant Date.

3.10.  Options non-transferable

        An Option shall be personal to the Eligible Employee to whom it is granted and, subject to Rule 7.1, shall not be capable of being transferred, charged or otherwise alienated and shall lapse immediately if the Option Holder purports to transfer, charge or otherwise alienate the Option.

4.  LIMIT ON AGGREGATE NUMBER OF PLAN SHARES PLACED UNDER OPTION

4.1.  Power to set limit

        The Board may, in its absolute discretion, from time to time set a maximum limit on the total number of Plan Shares which may be placed under Option under the Plan in response to an issue of Invitations (but no such limit shall invalidate any Option granted prior to such limit being set).

5.  EXERCISE PRICE

        The Exercise Price shall be determined by the Board and may be any price but shall not be less than the higher of:

  (a)
  eighty percent of the Market Value of a Plan Share; and

  (b)
  in the case of any Option which will be satisfied by the issue of new shares the nominal value of a Plan Share.

6.  EXERCISE OF OPTIONS

6.1.  Earliest date for exercise of Options

        Subject to Rules 7 and 8, an Option may not be exercised before the Bonus Date.

6.2.  Latest date for exercise of Options

        Subject to Rule 7.1, an Option may not be exercised more than six months after the Bonus Date and if not exercised by that date shall lapse immediately.

6.3.  Persons who may exercise Options

        Subject to Rule 7, an Option may be exercised only while the Option Holder is in Relevant Employment and if an Option Holder ceases to be in Relevant Employment, any Option granted to him shall lapse immediately. This Rule 6.3 shall apply where the Option Holder ceases to be in Relevant Employment in any circumstances (including, in particular, but not by way of limitation, where the Option Holder is dismissed unfairly, wrongfully, in breach of contract or otherwise).

6.4.  Material Interest

        An Option may not be exercised if the Option Holder then has, or has had within the preceding twelve months, a Material Interest in a Close Company which is the Company or which is a company which has Control of the Company or which is a member of a Consortium which owns the Company.

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6.5.  Number of Plan Shares acquired on exercise of Options

        The number of Plan Shares which may be acquired on the exercise of an Option shall be limited to the maximum whole number which may be acquired at the Exercise Price out of the repayment (including any interest or bonus that has been taken into account in determining the number of Plan Shares over which the Option was granted) received by the Option Holder under the Savings Contract linked to the Option.

6.6.  Options may be exercised in whole or in part

        An Option may, to the extent it has become exercisable, be exercised in whole or in part. If exercised in part, the unexercised part of the Option shall lapse.

6.7.  Procedure for exercise of Options

  6.7.1.
  An Option shall be exercised by the Option Holder delivering to the Grantor a duly completed Notice of Exercise in the form from time to time prescribed by the Grantor, specifying the number of Plan Shares in respect of which the Option is being exercised, and accompanied by evidence of the termination of the Savings Contract linked to the Option, payment in full for the Plan Shares (which shall not exceed the repayment, including any interest or bonus, received by the Option Holder under the linked Savings Contract) and, if available, the Option Certificate. Such payment may be made by the Option Holder or by the bank or building society with which the Savings Contract was made.

  6.7.2.
  For the avoidance of doubt, the date of exercise of an Option shall be determined in accordance with Rule 16.3. If payment is made by cheque and the cheque fails to clear the Option shall be deemed never to have been exercised.

6.8.  Issue or transfer of Plan Shares on exercise of Options

        Subject to any necessary consents and to compliance by the Option Holder with the Rules, the Grantor shall, as soon as reasonably practicable and in any event not later than thirty days after the date of exercise of the Option, issue or transfer to the Option Holder, or procure the issue or transfer to the Option Holder of, the number of Plan Shares specified in the Notice of Exercise and shall deliver or procure the delivery to the Option Holder of a definitive share certificate in respect of such Plan Shares.

6.9.  Amount of repayment under Savings Contract

        For the purpose of Rules 6.5 and 6.7, the repayment received under a Savings Contract shall exclude the repayment of any contribution the due date for payment of which falls after any date on which the Option Holder ceases to be in Relevant Employment.

7.  EXERCISE OF OPTIONS IN SPECIAL CIRCUMSTANCES

7.1.  Death

        Notwithstanding Rules 6.1, 6.2 and 6.3, if an Option Holder dies before the Bonus Date, his personal representatives shall be entitled to exercise his Options at any time during the twelve month period after his death. If not so exercised, the Options shall lapse immediately.

        Notwithstanding Rules 6.2 and 6.3, if an Option Holder dies during the period of six months after the Bonus Date, his personal representatives shall be entitled to exercise his Options at any time during the twelve month period after the Bonus Date. If not so exercised, the Options shall lapse immediately.

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7.2.  Injury, disability, redundancy, retirement etc

        Subject to Rule 7.5, notwithstanding Rules 6.1 and 6.3, if an Option Holder ceases to be in Relevant Employment by reason of:

  7.2.1.
  injury or disability;

  7.2.2.
  redundancy within the meaning of the Employment Rights Act 1996;

  7.2.3.
  retirement on or after reaching the Specified Age or any other age at which he is bound to retire under the terms of his contract of employment;

  7.2.4.
  his office or employment ceasing to be a Relevant Employment because

  7.2.4.1.
  it is in a company which ceases to be a member of the Group; or

  7.2.4.2.
  it relates to a business or part of a business which is transferred to a person who is not a member of the Group he shall be entitled to exercise his Options at any time during the period of six months after the date he ceased to be in Relevant Employment except that in the case of cessation of employment by reason of a circumstance within Rules 7.2.1, 7.2.2 or 7.2.3 occurring within the six month period after an event to which Rule 7.2.4 applied he shall be entitled to exercise his Options within the six month period after such cessation of employment.

7.3.  Specified Age

        If an Option Holder continues to be employed after the date on which he reaches the Specified Age, he shall be entitled to exercise his Options at any time during the six month period thereafter. If not so exercised, the Options shall not lapse but shall be exercisable or not, as the case may be, in accordance with the rules of the Plan.

7.4.  Other special circumstances

        If an Option Holder ceases to be in Relevant Employment for a reason other than those referred to in Rules 7.1 and 7.2 and within three years after the Grant Date, the Option shall lapse immediately.

        If an Option Holder ceases to be in Relevant Employment for a reason other than those referred to in Rules 7.1 and 7.2 and more than three years after the Grant Date, he shall be entitled to exercise the Option at any time during the six month period thereafter. If not so exercised, the Option shall lapse immediately.

7.5.  Office or employment in Group Company

        If, at the relevant Bonus Date, an Option Holder holds an office or employment in a company which is not a Constituent Company but which is a member of the Group he shall be entitled to exercise his Options at any time during the six month period thereafter.

7.6.  Termination of Savings Contract

        If an Option Holder gives, or is deemed under the terms of his Savings Contract to have given, notice that he intends to cease paying contributions under his Savings Contract, the Option linked to the Savings Contract shall lapse immediately unless the Option has already become exercisable in accordance with the rules of the Plan.

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7.7.  Meaning of ceasing to be in Relevant Employment

        For the purpose of Rules 6.3, 7.2, 7.4, and 10.1.2, an Option Holder shall not be treated as ceasing to be in Relevant Employment until he no longer holds any office or employment with a member of the Group.

7.8.  Interaction of Rules

  7.8.1.
  If an Option has become exercisable under Rule 7.2 or 7.3 and, during the period allowed for the exercise of the Option under Rule 7.2 or 7.3, the Option Holder dies, the period allowed for the exercise of the Option shall be the period allowed by Rule 7.1.

  7.8.2.
  If an Option has become exercisable under Rule 7 and, during the period allowed for the exercise of the Option under Rule 7, the Option becomes exercisable under Rule 8 also (or vice versa), the period allowed for the exercise of the Option shall be the first to determine of the period allowed by Rule 7 and the period allowed by Rule 8.

8.  TAKEOVER, RECONSTRUCTION, AMALGAMATION OR WINDING-UP OF COMPANY

8.1.  General offer for, or acquisition of, Company

        Notwithstanding Rule 6.1, if a person other than a New Holding Company obtains Control of the Company as a result of:

  8.1.1.
  making a general offer to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company; or

  8.1.2.
  making a general offer to acquire all the shares in the Company of the same class as the Plan Shares

(in either case, other than any shares already held by him or a person Acting In Concert with him)

all Options may be exercised, subject to Rule 8.2, at any time during the period of six months beginning with the time when the person making the offer or proposed acquisition (as the case may be) has obtained Control of the Company and any condition subject to which the offer or proposed acquisition is made has been satisfied. If not so exercised, the Options shall lapse at the expiry of the six month period.

8.2.  Compulsory acquisition of Company

        Notwithstanding Rule 6.1, if a person, other than a New Holding Company, becomes entitled to serve a Section 102 Notice to acquire shares in the Company, all Options may be exercised at any time during the period beginning with the date the person serves a Section 102 Notice and ending seven clear days before the date on which the person ceases to be entitled to serve such a notice. If not so exercised, the Options shall cease to be exercisable and shall lapse when the person ceases to be entitled to serve such a notice.

8.3.  Reconstruction or amalgamation of Company

        Notwithstanding Rule 6.1, if a person, other than a New Holding Company, proposes to obtain Control of the Company in pursuance of a compromise or arrangement sanctioned by the court under section 101 of the Companies Act 1981 of Bermuda:

  8.3.1.
  Option Holders may exercise all Options , on the compromise or arrangement being sanctioned by the court, or within the six month period following this date;

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  8.3.2.
  if the compromise or arrangement becomes effective, any Options not so exercised shall cease to be exercisable and shall lapse at the end of such six month period;

  8.3.3.
  an Option which has already become exercisable may be exercised unconditionally before the court sanction of the compromise arrangement. Any Option not so exercised shall cease to be exercisable and shall lapse at the end of such six month period.

8.4.  Winding-up of Company

        If notice is given of a resolution for the voluntary winding-up of the Company:

  8.4.1.
  Option Holders may exercise all Options , on the passing of the resolution or within the two month period following this date;

  8.4.2.
  if the resolution is passed, any Options not so exercised shall lapse immediately;

  8.4.3.
  an Option which has already become exercisable may be exercised unconditionally during such period. Any Option not so exercised shall cease to be exercisable and shall lapse immediately following the passing of the resolution.

8.5.  Shares subject to Options ceasing to be Plan Shares

        If the shares subject to an Option cease to satisfy the conditions in paragraphs 18 to 22 of Schedule 3:

  8.5.1.
  the definition of "Plan Shares" shall be amended by the deletion of the words "which satisfy the conditions in paragraphs 18 to 22 of Schedule 3";

  8.5.2.
  the Grantor shall, as soon as reasonably practicable, notify HM Revenue & Customs as required;

  8.5.3.
  the Option shall continue to exist and shall continue to be entitled to exemptions from income tax applying to an SAYE option scheme approved under Schedule 3 subject to any determination by HM Revenue & Customs, as required, to withdraw approval under paragraph 42 of Schedule 3; and

  8.5.4.
  the Plan shall continue to exist but, if HM Revenue & Customs withdraw approval of the Plan under Schedule 3, if applicable, as a non HM Revenue & Customs approved plan.

8.6.  Meaning of "obtains Control of the Company"

        For the purpose of Rule 8, a person shall be deemed to have obtained Control of the Company if he and others Acting In Concert with him have together obtained Control of it.

8.7.  Notification of Option Holders

        The Grantor shall, as soon as reasonably practicable, notify each Option Holder of the occurrence of any of the events referred to in this Rule and explain how this affects his position under the Plan.

9.  EXCHANGE OF OPTIONS

9.1.  Circumstances in which Exchange can occur

        If the person referred to in Rules 8.1, 8.2 or 8.3, (reading the reference in Rule 8.3 to "proposes to obtain" as "obtains") including a New Holding Company, an Option Holder may, at any time during the period set out in Rule 9.2, by agreement with the Acquiring Company, release his Option in

B-16            2018 Annual General Meeting Proxy Statement

consideration of the grant to him of a new option which is equivalent to the Option but which relates to shares in:

  9.1.1.
  the Acquiring Company; or

  9.1.2.
  a company which has Control of the Acquiring Company; or

  9.1.3.
  a company which either is, or has Control of, a company which is a member of a Consortium which owns either the Acquiring Company or a company having Control of the Acquiring Company.

9.2.  Period allowed for exchange of Options

        The period referred to in Rule 9.1 is:

  9.2.1.
  where Rule 8.1 applies or would apply if the reference in that Rule to "person" was read as "person including a New Holding Company", the period referred to in that Rule;

  9.2.2.
  where Rule 8.2 applies, the period during which the Acquiring Company remains so entitled or bound; and

  9.2.3.
  where Rule 8.3 applies, the period of six months beginning with the time when the court sanctions the compromise or arrangement.

9.3.  Meaning of "equivalent"

        The New Option shall not be regarded for the purpose of this Rule 9 as equivalent to the Option unless:

  9.3.1.
  the New Plan Shares satisfy the conditions in paragraphs 18 to 22 of Schedule 3; and

  9.3.2.
  the New Option will be exercisable in the same manner as the Option and subject to the provisions of the Plan as it had effect immediately before the release of the Option;

  9.3.3.
  the total market value, immediately before the release of the Option, of the Plan Shares which were subject to the Option is as nearly as may be equal to the total market value, immediately after the grant of the New Option, of the New Plan Shares subject to the New Option (market value being determined for this purpose in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992); and

  9.3.4.
  the total amount payable by the Option Holder for the acquisition of the New Plan Shares under the New Option is as nearly as may be equal to the total amount that would have been payable by the Option Holder for the acquisition of the Plan Shares under the Option.

9.4.  Grant Date of New Option

        The Grant Date of the New Option shall be deemed to be the same as the Grant Date of the Option.

9.5.  Application of Plan to New Option

        In the application of the Plan to the New Option, where appropriate, references to "Company" and "Plan Shares" shall be read as if they were references to the company to whose shares the New Option relates and the New Plan Shares, respectively, save that in the definition of "Board" the reference to "Company" shall be read as if it were a reference to Tyco Electronics Limited.

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10.  LAPSE OF OPTIONS

        An Option shall lapse on the earliest of:

  10.1.1.
  subject to Rule 7.1, six months after the Bonus Date;

  10.1.2.
  subject to Rules 7.1, 7.2 and 7.4, the Option Holder ceasing to be in Relevant Employment;

  10.1.3.
  the date on which it is provided that the Option shall lapse under Rules 7.1, 7.2 and 7.4 and 8.1 to 8.4;

  10.1.4.
  the date on which a resolution is passed or an order is made by the court for the compulsory winding-up of the Company;

  10.1.5.
  the date on which the Option Holder becomes bankrupt or enters into a compromise with his creditors generally;

  10.1.6.
  before an Option has become capable of being exercised, the Option Holder giving notice that he intends to stop paying monthly contributions, or being deemed under the terms of the Savings Contract to have given such notice or making an application for the repayment of his aggregate monthly contributions; and

  10.1.7.
  the date on which the Option Holder purports to transfer, charge or otherwise alienate the Option.

11.  ADJUSTMENT OF OPTIONS ON REORGANISATION

11.1.  Power to adjust Options

        In the event of a Reorganisation, the number of Plan Shares subject to an Option, the description of the Plan Shares, the Exercise Price, or any one or more of these, may be adjusted in such manner as the Board or, where the Trustees are the Grantor, the Trustees and the Board together determine.

11.2.  Exercise Price

        Subject to Rule 11.3, no adjustment shall be made to the Exercise Price which would result in the Plan Shares subject to an Option being issued directly to the Option Holder at a price per Plan Share lower than the nominal value of a Plan Share and, if an adjustment would so result, the Exercise Price shall be the nominal value of a Plan Share.

11.3.  Capitalisation of reserves

        Notwithstanding Rule 11.2, an adjustment may be made which would result in the Plan Shares subject to an Option being issued at a price per Plan Share lower than the nominal value of a Plan Share if and to the extent that the Board is authorised to capitalise from the Company's reserves a sum equal to the amount by which the aggregate nominal value of the Plan Shares subject to the Options which are adjusted exceeds the aggregate adjusted Exercise Price under such Options. If such an adjustment is made, on the subsequent exercise of the Option, the Board shall capitalise such sum and apply the sum in paying up such excess.

11.4.  HM Revenue & Customs approval

        An adjustment shall not have effect until the adjustment has been approved by HM Revenue & Customs, if so required.

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11.5.  Notification of Option Holders

        The Grantor shall, as soon as reasonably practicable, notify each Option Holder of any adjustment made under this Rule 11 and explain how this affects his position under the Plan. The Grantor may call in for endorsement or cancellation and re-issue any Option Certificate in order to take account of such adjustment.

12.  ISSUE AND AVAILABILITY OF PLAN SHARES

12.1.  Rights attaching to Plan Shares

        All Plan Shares issued in respect of exercise of an Option shall, as to voting, dividend, transfer and other rights, including those arising on a liquidation of the Company, rank equally in all respects and as one class with the Plan Shares in issue at the date of such issue save as regards any rights attaching to such Plan Shares by reference to a record date prior to the date of such issue.

12.2.  Availability of Plan Shares

        The Company shall at all times use its reasonable endeavours to keep available sufficient authorised but unissued Plan Shares to satisfy the exercise of all Options which the Board has determined will be satisfied by the issue of Plan Shares (whether directly to the Option Holder or indirectly via the Trustees).

13.  RELATIONSHIP OF PLAN TO CONTRACT OF EMPLOYMENT

13.1.  Contractual Provisions

        Notwithstanding any other provision of the Plan:

  13.1.1.
  the Plan shall not form part of any contract of employment between any Group Member and an Eligible Employee;

  13.1.2.
  unless expressly so provided in his contract of employment, an Eligible Employee has no right to be granted an Option;

  13.1.3.
  the benefit to an Eligible Employee of participation in the Plan (including, in particular but not by way of limitation, any Options held by him) shall not form any part of his remuneration or count as his remuneration for any purpose and, for the purposes of his contract of employment, shall not be pensionable; and

  13.1.4.
  if an Eligible Employee ceases to be in Relevant Employment, he shall not be entitled to compensation for the loss of any right or benefit or prospective right or benefit under the Plan (including, in particular but not by way of limitation, any Options held by him which lapse by reason of his ceasing to be in Relevant Employment) whether by way of damages for unfair dismissal, wrongful dismissal, breach of contract or otherwise.

        By applying for an Option an Option Holder is deemed to have agreed to the provisions of this Rule 13.

14.  ADMINISTRATION OF PLAN

14.1.  Responsibility for administration

        The Company, and the Grantor where appropriate, shall be responsible for, and shall have the conduct of, the administration of the Plan. The Grantor may from time to time make, amend or rescind regulations for the administration of the Plan provided that such regulations shall be consistent

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with the Rules and not cause any of the provisions of Schedule 3 which are relevant to the Plan to cease to be satisfied.

14.2.  Grantor's decision final and binding

        The decision of the Grantor shall be final and binding in all matters relating to the administration of the Plan, including but not limited to the resolution of any dispute concerning, or any inconsistency or ambiguity in the Rules or any document used in connection with the Plan.

14.3.  Trustees to consult with Board

        Where the Trustees have granted, or propose to grant, an Option, the Trustees shall consult with, and take account of the wishes of, the Board before making any determination or exercising any power or discretion under the Plan.

14.4.  Provision of information

        The Trustees and an Option Holder shall provide to the Company as soon as reasonably practicable such information as the Company reasonably requests for the purpose of complying with its obligations under paragraph 45 of Schedule 3.

14.5.  Cost of Plan

        The cost of introducing and administering the Plan shall be met by the Company. The Company shall be entitled, if it wishes, to charge an appropriate part of such cost to a Subsidiary. The Company shall also be entitled, if it wishes, to charge to a Subsidiary the opportunity cost of issuing Plan Shares to an Option Holder employed by the Subsidiary in relation to his exercise of an Option.

14.6.  Establishment of separate plans for overseas territories

        The Company may establish separate plans to operate in overseas territories or in respect of overseas employees which are on substantially the same terms as the Plan but which make such modifications to the terms as are necessary or expedient to take account of local tax, exchange control or securities laws in any one or more overseas territories (a "Modified Plan"). Rule 4 shall apply so as to limit the number of Plan Shares which may be placed under Option under a Modified Plan and Plan Shares placed under an Option granted under a Modified Plan shall be included for the purpose of the limit set out in Rule 4.

        For the avoidance of doubt, such plans shall not be intended to be subject to HM Revenue & Customs approval under Schedule 3 and no modifications made in accordance with this clause shall affect the Plan.

14.7.  Data protection

        By applying for an Option, an Option Holder is deemed to consent to the holding and processing of personal data provided by the Option Holder to the Company for all purposes relating to the operation of the Plan.

15.  AMENDMENT OF PLAN

15.1.  Power to amend Plan

        Subject to Rules 15.2 to 15.3, the Board may from time to time amend the rules of the Plan.

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15.2.  HM Revenue & Customs approval of amendments

        Save for an amendment pursuant to Rule 8.5, an amendment to a Key Feature of the Plan shall not have effect at a time when the Plan is approved by HM Revenue & Customs, until the amendment has been approved by HM Revenue & Customs under Schedule 3, but only to the extent that such approval is required.

15.3.  Rights of existing Option Holders

        An amendment may not adversely affect the rights of an existing Option Holder except where the amendment has been approved by those existing Option Holders who would be adversely affected by the amendment in such manner as would be required by the Company's articles of association (with appropriate changes) if the Plan Shares subject to those Options which would be so adversely affected had been issued or transferred to them (so that they had become shareholders in the Company) and constituted a separate class of shares.

15.4.  Notification of Option Holders

        The Board shall, as soon as reasonably practicable, notify each Option Holder of any amendment to the Rules under this Rule 15 and explain how it affects his position under the Plan.

16.  NOTICES

16.1.  Notice by Grantor

        Save as provided for by law and subject to Rule 16.4, any notice, document or other communication given by, or on behalf of, the Grantor or to any person in connection with the Plan shall be deemed to have been duly given if delivered to him at his place of work, if he is in Relevant Employment if sent by e-mail to such e-mail address as may be specified by him from time to time, or sent through the post in a pre-paid envelope to the postal address last known to the Company to be his address and, if so sent, shall be deemed to have been duly given on the date of posting.

16.2.  Deceased Option Holders

        Save as provided for by law and subject to Rule 16.4, any notice, document or other communication so sent to an Option Holder shall be deemed to have been duly given notwithstanding that such Option Holder is then deceased (and whether or not the Grantor has notice of his death) except where his personal representatives have established their title to the satisfaction of the Grantor and supplied to the Grantor an e-mail or postal address to which notices, documents and other communications are to be sent.

16.3.  Notice to Grantor

        Save as provided for by law and subject to Rule 16.4, any notice, document or other communication given to the Grantor in connection with the Plan shall be delivered or sent by post to the Company Secretary at the Company's registered office or such other e-mail or postal address as may from time to time be notified to Option Holders but shall not in any event be duly given unless and until it is actually received at the registered office or such e-mail or postal address and shall be deemed to have been duly given on the date of such receipt.

16.4.  Option Certificate and Notice of Option

        For the avoidance of doubt, the Option Certificate and Notice of Option may not be executed or delivered by e-mail or other such similar electronic communication.

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17.  GOVERNING LAW AND JURISDICTION

17.1.  Plan governed by English law

        The formation, existence, construction, performance, validity and all aspects whatsoever of the Plan, any term of the Plan and any Option granted under it shall be governed by English law.

17.2.  English courts to have jurisdiction

        The English courts shall have jurisdiction to settle any dispute which may arise out of, or in connection with, the Plan.

17.3.  Jurisdiction agreement for benefit of Company

        The jurisdiction agreement contained in this Rule 17 is made for the benefit of the Company only, which accordingly retains the right to bring proceedings in any other court of competent jurisdiction.

17.4.  Option Holder deemed to submit to such jurisdiction

        By executing and returning the Option Certificate to the Grantor, an Option Holder is deemed to have agreed to submit to such jurisdiction.

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VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 p.m., Central European Time (12:00 p.m., Eastern Daylight Time) on March 13, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Proxy Services, P.O. Box 9148, Farmingdale, NY 11735-9855, United States of America, so that it is received by 5:00 p.m., Central European Time (12:00 p.m., Eastern Daylight Time) on March 13, 2018. TE CONNECTIVITY LTD. RHEINSTRASSE 20 CH-8200 SCHAFFHAUSEN, SWITZERLAND This proxy card is valid only when signed and dated. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS INDICATED IN THIS EXAMPLE: E34594-P99978-P00087 The Board of Directors recommends a vote “FOR” each of the director nominees listed below and “FOR” each agenda item (including each subpart thereof). The person signing below, being a holder of shares of TE Connectivity, hereby authorizes and directs the Independent Proxy to vote at the Annual General Meeting all of his/her shares as set out below: For ! ! ! ! ! ! ! ! ! ! ! ! ! Against ! ! ! ! ! ! ! ! ! ! ! ! ! Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! For ! ! ! ! ! ! ! ! ! ! ! Against ! ! ! ! ! ! ! ! ! ! ! Abstain ! ! ! ! ! ! ! ! ! ! ! 1. Election of Directors 5.2 To approve the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2017 To approve the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2017 To release the members of the Board of Directors and executive officers of TE Connectivity for activities during the fiscal year ended September 29, 2017 To elect Deloitte & Touche LLP as TE Connectivity’s independent registered public accounting firm for fiscal year 2018 To elect Deloitte AG, Zürich, Switzerland, as TE Connectivity’s Swiss registered auditor until the next annual general meeting of TE Connectivity To elect PricewaterhouseCoopers AG, Zürich, Switzerland, as TE Connectivity’s special auditor until the next annual general meeting of TE Connectivity 1a. Pierre R. Brondeau 5.3 1b. Terrence R. Curtin 6. 1c. Carol A. (“John”) Davidson 7.1 1d. William A. Jeffrey 1e. Thomas J. Lynch 7.2 7.3 1f. Yong Nam 1g. Daniel J. Phelan 8. An advisory vote to approve named executive officer compensation 9. A binding vote to approve fiscal year 2019 maximum aggregate compensation amount for executive management A binding vote to approve fiscal year 2019 maximum aggregate compensation amount for the Board of Directors To approve the carryforward of unappropriated accumulated earnings at September 29, 2017 To approve a dividend payment to shareholders equal to $1.76 per issued share to be paid in four equal quarterly installments of $0.44 starting with the third fiscal quarter of 2018 and ending in the second fiscal quarter of 2019 pursuant to the terms of the dividend resolution 1h. Paula A. Sneed 1i. Abhijit Y. Talwalkar 10. 1j. Mark C. Trudeau 11. 1k. John C. Van Scoter 12. 1l. Laura H. Wright ! ! ! ! ! ! ! ! ! ! ! ! 13. To approve an authorization relating to TE Connectivity’s share repurchase program To approve a renewal of authorized capital and related amendment to our articles of association 2. To elect Thomas J. Lynch as the Chairman of the Board of Directors 3. To elect the individual members of the Management Development and Compensation Committee 14. ! ! ! ! ! ! ! ! ! 3a. Daniel J. Phelan 15. To approve a term extension of the Tyco Electronics Limited savings related share plan To approve any adjournments or postponements of the meeting 16. 3b. Paula A. Sneed 3c. John C. Van Scoter ! Mark here for address change or comments on reverse side 4. To elect Dr. René Schwarzenbach, of Proxy Voting Services GmbH, or another individual representative of Proxy Voting Services GmbH if Dr. Schwarzenbach is unable to serve at the relevant meeting, as the independent proxy at the 2019 annual meeting of TE Connectivity and any shareholder meeting that may be held prior to that meeting ! ! ! The person signing below, being a holder of shares of TE Connectivity, hereby authorizes and directs the Independent Proxy to vote at the Annual General Meeting all of his/her shares in accordance with the recommendation of the Board of Directors with respect to each of the above Agenda Items (except if instructed otherwise above). In the event of other agenda items or proposals during the Annual General Meeting on which voting is permissible under Swiss law, the person signing below, being a holder of shares of TE Connectivity, hereby authorizes and directs the Independent Proxy to vote his/her shares in accordance with the respective recommendation of the Board of Directors. ! ! ! 5.1 To approve the 2017 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 29, 2017, the consolidated financial statements for the fiscal year ended September 29, 2017 and the Swiss Compensation Report for the fiscal year ended September 29, 2017) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

Annual General Meeting of Shareholders of TE Connectivity Ltd. March 14, 2018 2:00 p.m., Central European Time 9:00 a.m., Eastern Daylight Time Park Hyatt Hotel, Beethoven-Strasse 21, 8002 Zürich, Switzerland In order to assure that your votes are tabulated in time to be voted at the Meeting, you must submit your proxy card or vote by the Internet so that your votes are received by 5:00 p.m., Central European Time (12:00 p.m., Eastern Daylight Time) on March 13, 2018. Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Notice and Proxy Statement and Annual Report to Shareholders are available at www.te.com/TEAnnualMeeting. E34595-P99978-P00087 TE CONNECTIVITY LTD. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Proxy Card for use at the Annual General Meeting of Shareholders of TE Connectivity Ltd., a Swiss corporation (“TE Connectivity”), or any adjournment or postponement thereof (the “Meeting”), to be held on March 14, 2018 at 2:00 p.m., Central European Time, at the Park Hyatt Hotel, Beethoven-Strasse 21, 8002 Zürich, Switzerland. The person signing on the reverse side, being a holder of shares of TE Connectivity, revoking any proxy heretofore given in connection with the Meeting, hereby appoints as his/her proxy at the Meeting, the independent proxy, Dr. René Schwarzenbach, Proxy Voting Services GmbH, (the “Independent Proxy”) with full powers of substitution, and directs such proxy to vote (or abstain from voting) at the Meeting all of his/her shares as indicated on the reverse side of this card. See Independent Proxy address immediately below for return of proxy card. Dr. René Schwarzenbach c/o Proxy Services P.O. Box 9148 Farmingdale, NY 11735-9855 United States of America PLEASE MARK YOUR VOTES IN THE CORRESPONDING BOXES ON THE REVERSE SIDE OF THIS CARD (If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.) (CONTINUED AND TO BE SIGNED ON REVERSE SIDE) Address Changes/Comments: